SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
                     Post-Effective Amendment No.   34                    [X]
                                                 -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
                     Post-Effective Amendment No.   33                    [X]
                                                 -------

                        (Check appropriate box or boxes)

                      VARIFLEX SEPARATE ACCOUNT (VARIFLEX)
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                     Amy J. Lee
                     Associate General Counsel and Vice President
                     Security Benefit Corporation
                     One Security Benefit Place
                     Topeka, KS 66636-0001
                     (Name and address of Agent for Service)

Approximate Date of Proposed Public Offering:  May 1, 2010

It is proposed that this filing will become effective:

[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485
[X]      on May 1, 2010, pursuant to paragraph (b) of Rule 485
[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]      on May 1, 2010, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual and group flexible premium deferred variable annuity contracts.

                                                      [SECURITY BENEFIT(R) LOGO]


PROSPECTUS                             May 1, 2010


--------------------------------------------------------------------------------
VARIFLEX(R) VARIABLE ANNUITY
--------------------------------------------------------------------------------

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

V6908                                                    32-69086-00  2009/05/01

--------------------------------------------------------------------------------

                          VARIFLEX(R) VARIABLE ANNUITY

              ISSUED BY:                                       MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY              SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                           P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                            TOPEKA, KANSAS 66675-0497
1-800-888-2461

--------------------------------------------------------------------------------

      This Prospectus describes the Variflex Variable Annuity--a flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals and groups as a non-tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variflex Separate Account, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Invesco V.I. Basic Value

o     Invesco V.I. Capital Development

o     Invesco V.I. Global Health Care

o     Invesco V.I. Global Real Estate

o     Invesco V.I. International Growth

o     Invesco V.I. Mid Cap Core Equity

o Legg Mason ClearBridge Variable Aggressive Growth (formerly Legg Mason Partners Variable Aggressive Growth)

o Legg Mason ClearBridge Variable Small Cap Growth (formerly Legg Mason Partners Variable Small Cap Growth)

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     Rydex|SGI VT All Cap Value

o     Rydex|SGI VT All-Cap Opportunity

o     Rydex|SGI VT Alpha Opportunity

o     Rydex|SGI VT Global

o     Rydex|SGI VT High Yield

o     Rydex|SGI VT Large Cap Concentrated Growth (formerly SBL Select 25)

o     Rydex|SGI VT Large Cap Core (formerly SBL Equity)

o     Rydex|SGI VT Large Cap Value

o     Rydex|SGI VT Managed Asset Allocation

o     Rydex|SGI VT Mid Cap Growth

o     Rydex|SGI VT Mid Cap Value

o     Rydex|SGI VT Money Market

o     Rydex|SGI VT Small Cap Growth

o     Rydex|SGI VT Small Cap Value

o     Rydex|SGI VT U.S. Intermediate Bond

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Equity and Income

(1) Effective May 1, 2010, the AIM V.I. funds changed their names to Invesco V.I. funds.

(2) Effective May 1, 2010, the SBL Fund and its respective series will be marketed with the name "Rydex|SGI." Although SBL Fund's legal name will not change, it and its series will be marketed with the name Rydex|SGI. In addition, certain of the Rydex Variable Trust series will be marketed with the name Rydex|SGI.

      Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

--------------------------------------------------------------------------------

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY AT 1-800-888-2461.

      THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE:  MAY 1, 2010
--------------------------------------------------------------------------------
V6908                                                    32-69086-00  2009/05/01

--------------------------------------------------------------------------------

      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

      You may return a Contract according to the terms of its Free-Look Right. See "Free-Look Right."

      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 52 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS...............................................................    4

SUMMARY...................................................................    5
   Purpose of the Contract................................................    5
   The Separate Account and the Underlying Funds..........................    5
   Fixed Account..........................................................    5
   Purchase Payments......................................................    5
   Contract Benefits......................................................    6
   Free-Look Right........................................................    6
   Charges and Deductions.................................................    6
   Tax-Free Exchanges.....................................................    7
   Contacting the Company.................................................    7

EXPENSE TABLE.............................................................    8
   Contract Owner Transaction Expenses....................................    8
   Periodic Expenses......................................................    8
   Example................................................................    8

CONDENSED FINANCIAL INFORMATION...........................................    9

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING
   FUNDS..................................................................   15
   Security Benefit Life Insurance Company................................   15
   Purchase Transaction and Demutualization...............................   15
   Published Ratings......................................................   17
   Separate Account.......................................................   17
   Underlying Funds.......................................................   17
   Services and Administration............................................   19

THE CONTRACT..............................................................   19
   General................................................................   19
   Important Information About Your Benefits Under the Contract...........   19
   Types of Variflex Contracts............................................   20
   Application for a Contract.............................................   20
   Purchase Payments......................................................   20
   Allocation of Purchase Payments........................................   21
   Dollar Cost Averaging Option...........................................   21
   Asset Reallocation Option..............................................   22
   Transfers of Contract Value............................................   22
   Contract Value.........................................................   25
   Determination of Contract Value........................................   25
   Cut-Off Times..........................................................   26
   Full and Partial Withdrawals...........................................   26
   Systematic Withdrawals.................................................   27
   Free-Look Right........................................................   28
   Death Benefit..........................................................   28
   Distribution Requirements..............................................   29
   Death of the Annuitant.................................................   29

CHARGES AND DEDUCTIONS....................................................   29
   Contingent Deferred Sales Charge.......................................   29
   Withdrawal Charge for Certain Texas Participants.......................   30
   Waiver of Withdrawal Charge............................................   30
   Mortality and Expense Risk Charge......................................   30
   Account Administration Charge..........................................   31
   Premium Tax Charge.....................................................   31
   Loan Interest Charge...................................................   31
   Other Charges..........................................................   31
   Variations in Charges..................................................   31
   Guarantee of Certain Charges...........................................   32
   Underlying Fund Expenses...............................................   32

ANNUITY PERIOD............................................................   32
   General................................................................   32
   Annuity Options........................................................   33
   Selection of an Option.................................................   34

THE FIXED ACCOUNT.........................................................   34
   Interest...............................................................   34
   Death Benefit..........................................................   35
   Contract Charges.......................................................   35
   Transfers and Withdrawals from the Fixed Account.......................   35
   Payments from the Fixed Account........................................   36

MORE ABOUT THE CONTRACT...................................................   36
   Ownership..............................................................   36
   Designation and Change of Beneficiary..................................   36
   Dividends..............................................................   36
   Payments from the Separate Account.....................................   36
   Proof of Age and Survival..............................................   36
   Misstatements..........................................................   37
   Loans..................................................................   37
   Restrictions on Withdrawals from Qualified Plans.......................   38
   Restrictions Under the Texas Optional Retirement Program...............   38

FEDERAL TAX MATTERS.......................................................   39
   Introduction...........................................................   39
   Tax Status of the Company and the Separate Account.....................   39
   Income Taxation of Annuities in General--Non-Qualified Plans...........   40
   Additional Considerations..............................................   40
   Qualified Plans........................................................   41
   Other Tax Considerations...............................................   46

OTHER INFORMATION.........................................................   47
   Voting of Underlying Fund Shares.......................................   47
   Substitution of Investments............................................   47
   Changes to Comply with Law and Amendments..............................   48
   Reports to Owners......................................................   48
   Electronic Privileges..................................................   48
   State Variations.......................................................   49
   Legal Proceedings......................................................   49
   Sale of the Contract...................................................   49
   Legal Matters..........................................................   50

PERFORMANCE INFORMATION...................................................   50

ADDITIONAL INFORMATION....................................................   51
   Registration Statement.................................................   51
   Financial Statements...................................................   51

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.................   52

OBJECTIVES FOR UNDERLYING FUNDS...........................................   53

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Simple IRA Disclosure Statement


--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------

DEFINITIONS

      Various terms commonly used in this Prospectus are defined as follows:

      ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

      ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

      ADMINISTRATIVE OFFICE -- The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

      ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.

      ANNUITY COMMENCEMENT DATE -- The date when annuity payments are to begin.

      ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      ANNUITY PERIOD -- The period beginning on the Annuity Commencement Date during which annuity payments are made.

      CONTRACT -- Your individual Contract issued to you by the Company or your certificate under a Group Contract.

      CONTRACT DATE -- The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACT DEBT -- The unpaid loan balance including loan interest.

      CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. The term "Contractowner" or "Owner" is used in this Prospectus to refer to the Owner of an individual Contract or Participant under a Group Contract.

      CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

      CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY -- The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: The Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Annuitant's estate.

      FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.

      GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      GROUP CONTRACT -- A Contract issued to a group in connection with a Qualified Plan or a non-tax qualified retirement plan for which individual certificates are issued and a record of each Participant's interest in the Group Contract is maintained by the Company.

      GROUP UNALLOCATED CONTRACT -- A Contract issued to a group in connection with a Qualified Plan under which no individual accounts are established for Participants.

      GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily at an annual effective rate of 3% based upon the state in which the Contract is issued and the requirements of that state.

      HOSPITAL -- An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

      PARTICIPANT -- A Participant under a Qualified Plan and/or a Group Contract or Group Unallocated Contract.

--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------

      PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

      QUALIFIED SKILLED NURSING FACILITY -- A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

      SEPARATE ACCOUNT -- Variflex Separate Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      TERMINAL ILLNESS -- An incurable condition that with a degree of medical certainty will result in death within one year.

      UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

      VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      VARIFLEX CONTRACT-401(K) AND 408(K) -- A version of the Contract offered prior to May 1, 1990, to plans qualified under Section 401(k) or 408(k)(6) of the Internal Revenue Code. The differences between this Contract and the currently offered versions of the Contract qualifying under Section 401(k) and 408(k)(6) of the code are noted where appropriate.

      WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charge, a pro rata account administration charge, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 9 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and also described in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual or group ("Non-Qualified Plan"). You may also purchase the Contract, on a group or individual basis, in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS -- The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for a single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25.

--------------------------------------------------------------------------------
                                        5

--------------------------------------------------------------------------------

Subsequent Purchase Payments are not permitted for a single purchase payment immediate annuity. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Commencement Date, you may surrender a Contract for its Withdrawal Value, and you may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Commencement Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."


FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments; or 2) Contract Value, plus any charges deducted from such Contract Value.


CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge). The amount of the withdrawal charge depends on the Contract Year in which the withdrawal is made. We will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that your withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge does not apply to withdrawals of earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made, according to the following schedule:

                --------------------------------------------
                                    WITHDRAWAL CHARGE
                              ------------------------------
                                              VARIFLEX
                  CONTRACT      THE      CONTRACT-401(k) AND
                   YEAR       CONTRACT        408(k)
                --------------------------------------------
                     1           8%              8%
                     2           7%              8%
                     3           6%              8%
                     4           5%              8%
                     5           4%              7%
                     6           3%              6%
                     7           2%              5%
                     8           1%              4%
                9 and later      0%              0%
                --------------------------------------------

      The amount of total withdrawal charges assessed against your Contract will never exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds;
(2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to January 4, 1999). The Company will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more.

      A different withdrawal charge schedule applies if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code). See "Withdrawal Charge for Certain Texas Participants."

      MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.2% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. See "Mortality and Expense Risk Charge."

      ACCOUNT ADMINISTRATION CHARGE. The Company will deduct from your Contract Value an annual administration charge of $30. The administration charge for the Variflex Contract - 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value. The charge will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among those accounts. The Company does not assess the account administration charge against Contract Value which has been applied under Annuity Options 1 through 4, 9 and 10. See "Account Administration Charge."

--------------------------------------------------------------------------------
                                        6

      PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to your Contract. This charge will usually be deducted on the Annuity Commencement Date or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

      OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the prospectus for each Underlying Fund.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

      The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-888-2461.

--------------------------------------------------------------------------------
                                        7

--------------------------------------------------------------------------------

EXPENSE TABLE


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently ranges from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount
   withdrawn attributable to Purchase Payments)                         8%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you
will pay periodically during the time that you own
the Contract, not including fees and expenses of
the Underlying Funds.
--------------------------------------------------------------------------------
   Account Administration Charge                                      $ 30(2)
--------------------------------------------------------------------------------
   Net Loan Interest Charge3                                            2.5%
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage
   of average Subaccount daily net assets)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                          1.20%
--------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                            1.20%
--------------------------------------------------------------------------------

(1) The amount of the contingent deferred sales charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 8% declining to 0% in Contract Year 9 and later. The contingent deferred sales charge schedule is different for the Variflex Contract - 401(k) and 408(k) and for a Contract issued to a Participant under a Section 403(b) retirement plan sponsored by an institution of higher education as defined in the Texas Education Code. See "Contingent Deferred Sales Charge" and "Withdrawal Charge for Certain Texas Participants" for more information.

(2) The account administration charge for the Variflex Contract - 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5%, or the Guaranteed Rate plus 2.0% if your Contract was issued on or after January 4, 1999) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate.
--------------------------------------------------------------------------------


The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        MINIMUM(2)    MAXIMUM(2)
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)        0.67%         2.92%
--------------------------------------------------------------------------------

(1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2009.

(2) The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2009 after taking into account any contractual expense waivers and/or reimbursements were 0.67% and 2.35%, respectively.



EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                                 1        3       5       10
VARIFLEX CONTRACT                              YEAR     YEARS   YEARS    YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the end
of the applicable time period                 $1,143   $1,822  $2,509   $4,360
--------------------------------------------------------------------------------
If you do not surrender or you annuitize
your Contract                                    420    1,271   2,136    4,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VARIFLEX CONTRACT -                              1        3       5       10
401(K) AND 408(K)                              YEAR     YEARS   YEARS    YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the end
of the applicable time period                 $1,143   $2,006  $2,789   $4,360
--------------------------------------------------------------------------------
If you do not surrender or you annuitize
your Contract                                    420    1,271   2,136    4,360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 QUALIFIED                               NON-QUALIFIED
                                                  ---------------------------------------------------------------------------------
                                                                           ACCUMULATION                              ACCUMULATION
                                                  BEGINNING    END OF   UNITS OUTSTANDING   BEGINNING    END OF   UNITS OUTSTANDING
SUBACCOUNT                                YEAR    OF PERIOD    PERIOD    AT END OF PERIOD   OF PERIOD    PERIOD    AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)            2009       $  6.90    $  9.18          569,996       $  6.90    $  9.18          58,914
                                        2008         11.97       6.90          238,917         11.97       6.90         121,087
                                        2007         10.03      11.97          446,412         10.03      11.97         113,121
                                        2006         10.51      10.03          252,782         10.51      10.03          71,260
                                        2005         10.43      10.51          443,620         10.43      10.51         132,210
                                        2004(b)      10.00      10.43          159,334         10.00      10.43         112,311
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value               2009          8.92      10.55          826,118          8.92      10.55          56,738
                                        2008         12.34       8.92          542,249         12.34       8.92         352,484
                                        2007         13.19      12.34          464,316         13.19      12.34         320,720
                                        2006         11.27      13.19          613,552         11.27      13.19         294,359
                                        2005         10.88      11.27          487,177         10.88      11.27         226,828
                                        2004(b)      10.00      10.88          460,200         10.00      10.88          79,502
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth            2009          6.90      10.70          734,090          6.90      10.70         285,892
                                        2008         11.88       6.90          843,324         11.88       6.90         355,647
                                        2007         10.51      11.88          348,413         10.51      11.88         155,358
                                        2006         10.22      10.51           36,823         10.22      10.51           3,471
                                        2005(c)      10.00      10.22           12,685         10.00      10.22           4,078
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF International Value         2009          9.60      12.39          486,667          9.60      12.39         117,524
                                        2008         15.54       9.60          607,715         15.54       9.60          99,837
                                        2007         15.14      15.54          663,247         15.14      15.54         256,541
                                        2006         12.52      15.14          965,830         12.52      15.14         250,539
                                        2005         11.35      12.52          842,491         11.35      12.52         165,641
                                        2004(b)      10.00      11.35          622,344         10.00      11.35         108,148
-----------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Basic Value(e)             2009          5.81       8.49          733,709          5.81       8.49         293,904
                                        2008         12.23       5.81          837,552         12.23       5.81         358,412
                                        2007         12.22      12.23          865,967         12.22      12.23         348,864
                                        2006         10.95      12.22          354,504         10.95      12.22          49,584
                                        2005         10.51      10.95          258,189         10.51      10.95          27,514
                                        2004(b)      10.00      10.51          269,260         10.00      10.51          69,442
-----------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Development(e)     2009          6.79       9.53        1,022,520          6.79       9.53         456,688
                                        2008         13.01       6.79        1,762,570         13.01       6.79         764,437
                                        2007         11.91      13.01        1,873,089         11.91      13.01         793,199
                                        2006         10.37      11.91          705,579         10.37      11.91         334,552
                                        2005(c)      10.00      10.37              511         10.00      10.37             295
-----------------------------------------------------------------------------------------------------------------------------------
Invesco  V.I.  Global  Health           2009          8.70      10.98          157,012          8.70      10.98          22,222
Care(e)                                 2008         12.34       8.70          168,655         12.34       8.70          37,381
                                        2007         11.17      12.34          200,177         11.17      12.34          27,699
                                        2006         10.74      11.17          154,651         10.74      11.17          18,071
                                        2005         10.05      10.74          185,035         10.05      10.74          16,108
                                        2004(b)      10.00      10.05           68,263         10.00      10.05           7,379
-----------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate(e)      2009         10.27      13.35          408,626         10.27      13.35          43,144
                                        2008         18.78      10.27          492,101         18.78      10.27          86,360
                                        2007         20.13      18.78          581,098         20.13      18.78          98,592
                                        2006         14.29      20.13        1,003,006         14.29      20.13         129,919
                                        2005         12.66      14.29          693,388         12.66      14.29          58,409
                                        2004(b)      10.00      12.66          695,288         10.00      12.66         303,996
-----------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth(e)    2009          9.00      11.99        1,113,366          9.00      11.99         206,524
                                        2008         15.31       9.00        1,059,926         15.31       9.00         264,237
                                        2007         13.54      15.31        1,116,749         13.54      15.31         235,784
                                        2006         10.72      13.54          509,642         10.72      13.54         111,063
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 QUALIFIED                               NON-QUALIFIED
                                                  ---------------------------------------------------------------------------------
                                                                           ACCUMULATION                              ACCUMULATION
                                                  BEGINNING    END OF   UNITS OUTSTANDING   BEGINNING    END OF   UNITS OUTSTANDING
SUBACCOUNT                                YEAR    OF PERIOD    PERIOD    AT END OF PERIOD   OF PERIOD    PERIOD    AT END OF PERIOD
                                        2005(c)      10.00      10.72           15,987         10.00      10.72             871
-----------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity(e)     2009          9.51      12.20          371,640          9.51      12.20          60,703
                                        2008         13.49       9.51          375,075         13.49       9.51          89,317
                                        2007         12.50      13.49          359,827         12.50      13.49          60,303
                                        2006         11.40      12.50          154,598         11.40      12.50          27,212
                                        2005         10.75      11.40          279,397         10.75      11.40          23,218
                                        2004(b)      10.00      10.75          308,734         10.00      10.75          30,239
-----------------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge Variable         2009          6.46       8.56          211,467          6.46       8.56          98,044
Aggressive Growth (formerly Legg        2008         11.00       6.46          696,715         11.00       6.46          99,837
Mason Partners Variable Aggressive      2007         11.10      11.00          160,744         11.10      11.00          93,182
Growth)                                 2006         10.14      11.10          175,481         10.14      11.10          20,657
                                        2005(c)      10.00      10.14            2,378         10.00      10.14             220
-----------------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge Variable         2009          7.21      10.18           53,946          7.21      10.18          12,606
Small Cap Growth (formerly Legg Mason   2008         12.31       7.21          125,945         12.31       7.21          17,751
Partners Variable Small Cap Growth)     2007         11.35      12.31           36,270         11.35      12.31           6,776
                                        2006         10.25      11.35           32,779         10.25      11.35           5,645
                                        2005(c)      10.00      10.25            2,403         10.00      10.25              76
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International       2009          8.25      10.65          707,047          8.25      10.65         207,737
                                        2008         14.53       8.25          803,456         14.53       8.25         268,138
                                        2007         13.08      14.53          407,050         13.08      14.53          71,631
                                        2006         10.57      13.08          212,462         10.57      13.08          56,079
                                        2005(c)      10.00      10.57           12,502         10.00      10.57           1,417
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return                 2009          8.77      10.20          496,300          8.77      10.20         100,216
                                        2008         11.43       8.77          439,517         11.43       8.77         108,445
                                        2007         11.13      11.43          338,494         11.13      11.43         126,924
                                        2006         10.09      11.13          534,518         10.09      11.13          40,999
                                        2005(c)      10.00      10.09          187,462         10.00      10.09           5,873
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities                    2009         10.46      13.73          614,752         10.46      13.73         105,850
                                        2008         17.02      10.46          827,986         17.02      10.46         164,636
                                        2007         13.50      17.02        1,550,164         13.50      17.02         156,249
                                        2006         10.44      13.50          446,038         10.44      13.50          33,334
                                        2005(c)      10.00      10.44            2,596         10.00      10.44              92
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Socially           2009         10.51      13.63        2,946,974         10.51      13.63               0
Responsive                              2008         17.56      10.51        3,549,215         17.56      10.51          95,232
                                        2007         16.55      17.56        3,938,750         16.55      17.56          83,346
                                        2006(d)      10.00      16.55        4,465,083         10.00      16.55          78,109
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap       2009          8.10      10.95          228,218          8.10      10.95          35,017
                                        2008         13.22       8.10          293,275         13.22       8.10          57,174
                                        2007         13.57      13.22          289,071         13.57      13.22          46,163
                                        2006         11.98      13.57          360,094         11.98      13.57          43,229
                                        2005         11.05      11.98          244,139         11.05      11.98          38,478
                                        2004(b)      10.00      11.05          147,853         10.00      11.05          73,030
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset                     2009         10.38      12.47          293,528         10.38      12.47          98,302
                                        2008         12.49      10.38          316,149         12.49      10.38         114,908
                                        2007         11.67      12.49          315,568         11.67      12.49         107,803
                                        2006         11.28      11.67          406,687         11.28      11.67         102,217
                                        2005         10.75      11.28          435,680         10.75      11.28         155,149
                                        2004(b)      10.00      10.75          200,137         10.00      10.75          28,966
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn           2009          6.71       9.38          222,253          6.71       9.38          40,965
Strategy                                2008         12.08       6.71          233,636         12.08       6.71          60,055
                                        2007          9.92      12.08           93,121          9.92      12.08          16,879
                                        2006         10.36       9.92           46,813         10.36       9.92          16,744
                                        2005(c)      10.00      10.36            5,967         10.00      10.36           2,322
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 QUALIFIED                               NON-QUALIFIED
                                                  ---------------------------------------------------------------------------------
                                                                           ACCUMULATION                              ACCUMULATION
                                                  BEGINNING    END OF   UNITS OUTSTANDING   BEGINNING    END OF   UNITS OUTSTANDING
SUBACCOUNT                                YEAR    OF PERIOD    PERIOD    AT END OF PERIOD   OF PERIOD    PERIOD    AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S.            2009         10.12      11.56          250,050         10.12      11.56          71,078
Dollar-Hedged)                          2008         10.50      10.12          287,784         10.50      10.12          98,997
                                        2007         10.26      10.50          131,577         10.26      10.50          90,654
                                        2006         10.16      10.26           83,154         10.16      10.26          74,330
                                        2005(c)      10.00      10.16           35,556         10.00      10.16           2,594
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration                  2009         10.72      12.00          640,352         10.72      12.00         211,328
                                        2008         10.89      10.72          544,139         10.89      10.72         205,456
                                        2007         10.27      10.89          305,717         10.27      10.89          83,189
                                        2006         10.00      10.27          382,270         10.00      10.27          74,334
                                        2005         10.02      10.00          269,255         10.02      10.00         143,310
                                        2004(b)      10.00      10.02          141,185         10.00      10.02          21,044
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return                   2009         10.63      12.43        1,967,867         10.63      12.43         246,924
                                        2008         11.58      10.63        1,923,917         11.58      10.63         418,966
                                        2007         10.59      11.58        1,173,579         10.59      11.58         307,874
                                        2006         10.64      10.59        1,154,030         10.64      10.59         238,481
                                        2005         10.55      10.64        1,156,331         10.55      10.64         281,589
                                        2004(b)      10.00      10.55          259,343         10.00      10.55          72,024
-----------------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap                         2009          7.18      11.21          345,943          7.18      11.21          73,244
                                        2008         12.81       7.18          314,445         12.81       7.18          97,336
                                        2007         12.47      12.81          356,104         12.47      12.81          77,904
                                        2006         10.43      12.47          318,875         10.43      12.47          85,508
                                        2005(c)      10.00      10.43           14,100         10.00      10.43             972
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT All Cap Value(f)           2009         19.06      25.05        2,903,652         19.06      25.04         374,946
                                        2008         31.33      19.06        3,953,080         31.32      19.06         586,653
                                        2007         30.85      31.33        4,375,001         30.84      31.32         655,468
                                        2006         26.28      30.85        4,740,608         26.27      30.84         710,268
                                        2005         25.63      26.28        5,032,180         25.63      26.27         784,376
                                        2004         22.67      25.63        5,039,891         22.67      25.63         882,705
                                        2003         18.32      22.67        4,668,349         18.32      22.67         871,490
                                        2002         21.42      18.32        4,690,891         21.42      18.32         970,790
                                        2001         21.40      21.42        4,369,075         21.39      21.42       1,080,433
                                        2000         19.19      21.40        4,034,469         19.18      21.39       1,046,838
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT All-Cap Opportunity(f)     2009          9.02      11.34          499,974          9.02      11.34          80,450
                                        2008         15.40       9.02          647,931         15.40       9.02         123,422
                                        2007         12.70      15.40          619,065         12.70      15.40         130,959
                                        2006         11.54      12.70          328,330         11.54      12.70          57,738
                                        2005         10.27      11.54          310,085         10.27      11.54          64,754
                                        2004(b)      10.00      10.27           74,357         10.00      10.27          10,893
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Alpha Opportunity(f)       2009          9.57      12.29          485,203          9.57      12.29          95,596
                                        2008         14.80       9.57          837,924         14.80       9.57         312,357
                                        2007         12.68      14.80          853,473         12.68      14.80         276,575
                                        2006         11.34      12.68          633,432         11.34      12.68         210,028
                                        2005         10.76      11.34          619,169         10.76      11.34         105,378
                                        2004(b)      10.00      10.76          329,967         10.00      10.76          43,658
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Global(f)                  2009         26.37      31.20        4,459,616         26.37      31.20         773,916
                                        2008         43.32      26.37        5,720,742         43.32      26.37       1,089,005
                                        2007         40.27      43.32        6,647,003         40.27      43.32       1,285,029
                                        2006         34.74      40.27        7,692,266         34.74      40.27       1,522,911
                                        2005         30.97      34.74        8,666,650         30.97      34.74       1,690,978
                                        2004         26.39      30.97        9,457,409         26.39      30.97       1,867,135
                                        2003         18.62      26.39       10,424,361         18.62      26.39       2,079,264
                                        2002         24.38      18.62       10,933,028         24.38      18.62       2,357,360
                                        2001         28.12      24.38       11,806,980         28.12      24.38       2,685,983
                                        2000         27.49      28.12       13,345,698         27.49      28.12       3,288,694
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT High Yield(f)              2009         12.90      22.02          970,393         12.90      22.02               0
                                        2008         18.65      12.90        1,025,146         18.65      12.90          44,775
                                        2007         18.49      18.65        1,111,637         18.49      18.65          39,787
                                        2006         16.83      18.49        1,264,267         16.83      18.49          34,401

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 QUALIFIED                               NON-QUALIFIED
                                                  ---------------------------------------------------------------------------------
                                                                           ACCUMULATION                              ACCUMULATION
                                                  BEGINNING    END OF   UNITS OUTSTANDING   BEGINNING    END OF   UNITS OUTSTANDING
SUBACCOUNT                                YEAR    OF PERIOD    PERIOD    AT END OF PERIOD   OF PERIOD    PERIOD    AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                        2005         16.41      16.83        1,235,766         16.41      16.83          22,821
                                        2004         14.88      16.41        1,459,343         14.88      16.41          13,357
                                        2003         12.38      14.88        1,476,469         12.38      14.88         385,971
                                        2002         12.48      12.38          910,926         12.48      12.38         332,234
                                        2001         12.09      12.48          509,774         12.09      12.48         172,694
                                        2000         12.43      12.09            2,576         12.43      12.09         301,772
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Large Cap Concentrated     2009          5.69       7.50        2,036,909          5.69       7.50               0
Growth (formerly SBL Select 25)(f)      2008          9.16       5.69        2,581,201          9.16       5.69         549,899
                                        2007          9.88       9.16        3,158,912          9.88       9.16         451,401
                                        2006          9.33       9.88        3,774,954          9.30       9.88         417,843
                                        2005          8.42       9.30        2,212,325          8.42       9.30         236,194
                                        2004          7.64       8.42        2,375,456          7.64       8.42         211,997
                                        2003          6.56       7.64        2,358,348          6.56       7.64         485,699
                                        2002          9.05       6.56        2,751,794          9.05       6.56         532,878
                                        2001         10.17       9.05        2,961,348         10.17       9.05         609,728
                                        2000         12.24      10.17           34,746         12.24      10.17       4,097,819
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Large Cap Core (formerly   2009         37.30      47.85        2,474,914         37.28      47.83         355,693
SBLEquity)(f)                           2008         60.31      37.30        3,030,336         60.31      37.28         592,640
                                        2007         64.17      60.31        3,723,131         64.15      60.31         782,502
                                        2006         57.53      64.17        4,578,750         57.51      64.15         962,010
                                        2005         55.81      57.53        5,503,099         55.79      57.51       1,116,345
                                        2004         52.39      55.81        6,452,722         52.37      55.79       1,306,127
                                        2003         43.58      52.39        7,199,724         43.56      52.37       1,418,235
                                        2002         58.11      43.58        8,030,694         58.09      43.56       1,595,994
                                        2001         66.40      58.11        9,088,299         66.37      58.09       1,816,980
                                        2000         77.04      66.40       10,078,355         77.00      66.37       2,036,358
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Large Cap Value(f)         2009         47.69      59.60        2,733,545         47.65      59.55         520,790
                                        2008         76.85      47.69        3,324,390         76.78      47.65         688,264
                                        2007         73.50      76.85        3,847,470         73.44      76.78         795,234
                                        2006         60.98      73.50        4,332,504         60.93      73.44         905,059
                                        2005         55.84      60.98        4,777,515         55.79      60.93         984,401
                                        2004         51.00      55.84        5,424,198         50.96      55.79       1,128,821
                                        2003         40.08      51.00        6,010,035         40.04      50.96       1,269,521
                                        2002         53.47      40.08        6,503,506         53.43      40.04       1,491,376
                                        2001         57.34      53.47        7,427,804         57.29      53.43       1,741,418
                                        2000         62.24      57.34        8,480,619         62.18      57.29       2,055,288
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Managed Asset              2009         16.65      20.66        1,375,752         16.65      20.66         227,492
Allocation(f)                           2008         23.15      16.65        1,833,512         23.15      16.65         349,775
                                        2007         22.09      23.15        2,046,832         22.09      23.15         373,086
                                        2006         19.95      22.09        2,125,109         19.95      22.09         398,917
                                        2005         19.35      19.95        2,244,498         19.35      19.95         434,918
                                        2004         17.69      19.35        2,295,289         17.69      19.35         480,138
                                        2003         14.45      17.69        2,260,086         14.45      17.69         585,200
                                        2002         16.18      14.45        2,075,682         16.18      14.45         579,533
                                        2001         17.25      16.18        2,258,069         17.25      16.18         654,507
                                        2000         17.63      17.25        1,990,484         17.63      17.25         687,389
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Mid Cap Growth(f)          2009         26.22      37.29        2,228,817         26.21      37.28         359,515
                                        2008         44.21      26.22        2,818,016         44.19      26.21         742,015
                                        2007         49.96      44.21        3,335,465         49.93      44.19         813,554
                                        2006         48.18      49.96        4,486,082         48.16      49.93       1,095,910
                                        2005         45.23      48.18        5,421,589         45.21      48.16       1,298,955
                                        2004         41.57      45.23        6,146,000         41.55      45.21       1,464,496
                                        2003         26.92      41.57        6,923,798         26.90      41.55       1,664,818
                                        2002         38.63      26.92        7,046,647         38.62      26.90       1,677,907
                                        2001         45.95      38.63        7,902,865         45.93      38.62       1,933,000
                                        2000         39.83      45.95        9,476,967         39.81      45.93       1,270,378
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Mid Cap Value(f)           2009         38.41      54.62        2,534,346         38.41      54.62               0
                                        2008         54.34      38.41        3,050,527         54.34      38.41         118,883

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 QUALIFIED                               NON-QUALIFIED
                                                  ---------------------------------------------------------------------------------
                                                                           ACCUMULATION                              ACCUMULATION
                                                  BEGINNING    END OF   UNITS OUTSTANDING   BEGINNING    END OF   UNITS OUTSTANDING
SUBACCOUNT                                YEAR    OF PERIOD    PERIOD    AT END OF PERIOD   OF PERIOD    PERIOD    AT END OF PERIOD
                                        2007         54.00      54.34        3,514,929         54.00      54.34         107,860
                                        2006         47.67      54.00        4,092,352         47.67      54.00         100,983
                                        2005         41.52      47.67        4,482,964         41.52      47.67          87,591
                                        2004         33.09      41.52        4,355,833         33.09      41.52          71,147
                                        2003         21.71      33.09        3,407,524         21.71      33.09         628,784
                                        2002         25.58      21.71        3,331,497         25.58      21.71         658,746
                                        2001         23.29      25.58        3,062,821         23.29      25.58         703,426
                                        2000         17.62      23.29           97,916         17.62      23.29       2,518,107
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Money Market(f)            2009         23.62      23.25        1,322,760         23.62      23.25         304,177
                                        2008         23.42      23.62        2,441,943         23.42      23.62         551,863
                                        2007         22.63      23.42        1,345,631         22.64      23.42         456,572
                                        2006         21.94      22.63          944,465         21.94      22.64         370,457
                                        2005         21.62      21.94           84,379         21.62      21.94         378,861
                                        2004         21.73      21.62          946,496         21.73      21.62         435,775
                                        2003         21.87      21.73        1,200,641         21.87      21.73         654,942
                                        2002         21.87      21.87        1,855,254         21.87      21.87         812,347
                                        2001         21.34      21.87        2,359,410         21.34      21.87       1,092,929
                                        2000         20.38      21.34        2,127,226         20.38      21.34       1,281,580
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Small Cap Growth(f)        2009          9.76      13.03        1,356,262          9.76      13.03               0
                                        2008         18.71       9.76        1,630,094         18.71       9.76         110,035
                                        2007         17.94      18.71        1,934,906         17.94      18.71          92,972
                                        2006         17.27      17.94        2,405,617         17.27      17.94          92,078
                                        2005         16.26      17.27        3,089,520         16.26      17.27          82,205
                                        2004         14.04      16.26        3,537,565         14.04      16.26          72,010
                                        2003          9.08      14.04        3,509,748          9.08      14.04         767,802
                                        2002         12.52       9.08        2,939,063         12.52       9.08         511,397
                                        2001         17.57      12.52        3,216,970         17.57      12.52         806,870
                                        2000         19.48      17.57           65,591         19.48      17.57       4,570,554
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Small Cap Value(f)         2009         17.56      27.05        1,674,894         17.56      27.05               0
                                        2008         28.94      17.56        1,986,476         28.94      17.56         191,833
                                        2007         26.57      28.94        2,297,183         26.57      28.94         162,780
                                        2006         23.71      26.57        2,709,870         23.71      26.57         144,279
                                        2005         20.96      23.71        3,115,748         20.96      23.71         106,802
                                        2004         17.62      20.96        3,054,877         17.62      20.96          47,751
                                        2003         11.82      17.62        2,417,300         11.82      17.62         564,964
                                        2002         12.86      11.82        2,232,909         12.86      11.82         600,051
                                        2001         10.65      12.86        2,165,394         10.65      12.86         601,352
                                        2000(a)      10.00      10.65           22,150         10.00      10.65         231,015
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT U.S. Intermediate          2009         29.06      31.12        1,176,385         29.03      31.10         304,769
Bond(f)                                 2008         32.20      29.06        1,203,273         32.17      29.03         387,303
                                        2007         31.67      32.20        1,371,039         31.64      32.17         450,338
                                        2006         30.88      31.67        1,577,746         30.85      31.64         494,082
                                        2005         30.68      30.88        1,851,415         30.66      30.85         587,045
                                        2004         29.91      30.68        2,009,015         29.89      30.66         684,927
                                        2003         29.34      29.91        2,316,329         29.31      29.89         784,884
                                        2002         27.17      29.34        3,024,466         27.15      29.31       1,017,325
                                        2001         25.66      27.17        2,412,919         25.64      27.15         896,039
                                        2000         23.92      25.66        2,354,855         23.90      25.64       1,003,346
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock                 2009          7.15       9.07          309,322          7.15       9.07          12,724
                                        2008         11.28       7.15          368,637         11.28       7.15          23,883
                                        2007         11.69      11.28          267,092         11.69      11.28          25,161
                                        2006         10.19      11.69          215,713         10.19      11.69          20,975
                                        2005(c)      10.00      10.19           18,986         10.00      10.19             ---
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Government               2009         10.92      10.89          332,303         10.92      10.89          50,492
                                        2008         10.89      10.92          437,550         10.89      10.92          53,776
                                        2007         10.30      10.89          723,533         10.30      10.89          59,782
                                        2006         10.11      10.30          517,112         10.11      10.30          33,626
                                        2005(c)      10.00      10.11           55,945         10.00      10.11           1,974
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 QUALIFIED                               NON-QUALIFIED
                                                  ---------------------------------------------------------------------------------
                                                                           ACCUMULATION                              ACCUMULATION
                                                  BEGINNING    END OF   UNITS OUTSTANDING   BEGINNING    END OF   UNITS OUTSTANDING
SUBACCOUNT                                YEAR    OF PERIOD    PERIOD    AT END OF PERIOD   OF PERIOD    PERIOD    AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income        2009          8.77      10.62          645,938          8.77      10.62          61,723
                                        2008         11.48       8.77          556,493         11.48       8.77          66,669
                                        2007         11.24      11.48          543,280         11.24      11.48          52,189
                                        2006         10.11      11.24          158,403         10.11      11.24          29,124
                                        2005(c)      10.00      10.11           33,451         10.00      10.11           1,625
-----------------------------------------------------------------------------------------------------------------------------------

(a) Accumulation unit values for the Subaccount is for the period May 1, 2000 (the date first publicly offered) to December 31, 2000.

(b) Accumulation unit values for these Subaccounts are for the period February 11, 2004 (the date first publicly offered) to December 31, 2004.

(c) Accumulation unit values for these Subaccounts are for the period November 15, 2005 (the date first publicly offered) to December 31, 2005.

(d) Accumulation unit values for this Subaccount are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

(e)   Effective May 1, 2010, the AIM V.I. funds were renamed the Invesco V.I.
      Funds.

(f) Effective May 1, 2010, the SBL Fund and its respective series will be marketed with the name "Rydex|SGI." Although SBL Fund's legal name will not change, it and its series will be marketed with the name Rydex|SGI. In addition, certain of the Rydex Variable Trust series will be marketed with the name Rydex|SGI.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contract owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.


      The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Corporation, a financial services holding company.


PURCHASE TRANSACTION AND DEMUTUALIZATION -- The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION. On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION. The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

      The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY. Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.


--------------------------------------------------------------------------------
                                       15

      IMPACT OF DEMUTUALIZATION. The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET. Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

      REASONS FOR THE TRANSACTION. Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at the Company; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS. As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

o The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).


--------------------------------------------------------------------------------
                                       16

      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS. The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

      Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund,

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

even if both the Underlying Fund and the other fund are managed by the same adviser.

      Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.


      A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.


      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

      CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

      12b-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

      PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

      OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

      TOTAL PAYMENTS. Currently, the Company and its affiliates, including SDI, receive payments from the Under-

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

lying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

      SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.


SERVICES AND ADMINISTRATION -- The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se(2), inc. ("se(2)"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2), inc. may engage other service providers to provide certain administrative functions. se(2) is an affiliate of the Company.


THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. It is also available as a single purchase payment immediate variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that you assume the risk of investment gain or loss under the Contract rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

      The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals' retirement plans (sometimes called HR-10 and Keogh plans), (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employees pension plan, (3) SIMPLE IRA plans established under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.


IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT -- The benefits under the Contract are paid by our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

      ASSETS IN THE SEPARATE ACCOUNT. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account and you have the right to reallocate among the available Subaccounts. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

      ASSETS IN THE GENERAL ACCOUNT. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

      OUR RATINGS. You will find, at www.security-benefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

TYPES OF VARIFLEX CONTRACTS -- Different types of the Contract are offered by the Company through this Prospectus. The types of the Contract vary in the amount and timing of the minimum Purchase Payments, and in various other respects. The different types of the Contract are described below:

      SINGLE PURCHASE PAYMENT IMMEDIATE ANNUITY. This type of Contract is used for an individual where a single Purchase Payment has been allocated to provide for annuity payments to commence immediately.

      FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY. This type of Contract is used for an individual where periodic Purchase Payments will be made with annuity payments to commence at a later date.

      GROUP FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY CONTRACT. This type of Contract is used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, Contract Value is established for each Participant for whom payments are being made and the benefit at retirement will be determined by your Contract Value at that time.

      Under a Group Unallocated Contract, the Purchase Payments are not allocated to the individual Participants but are credited to the Contractowner's account. When a Participant becomes entitled to receive payments under the provisions of the Plan, the appropriate amount of Contract Value may be withdrawn by the Contractowner to provide the Participant with an annuity.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

that the minimum subsequent Purchase Payment is $25. The Company does not permit subsequent Purchase Payments for a single purchase payment immediate annuity. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar or whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

during which the transfers shall continue or the total amount to be transferred over time.

      After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that you may transfer each month, quarter, semiannually or annually to any one Subaccount, is $25. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period. Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. If you are a participant in a Group Contract qualified under Internal Revenue Code
Section 401, the Asset Reallocation Request will be effective on the first Valuation Date of the calendar quarter following the receipt of the request. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Commencement Date.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------

You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

      You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

      The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners or Participants, which may have a negative impact on such other Owners and Participants.

      In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).


--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                             ROUND TRIP
                                                  SUBACCOUNT                                                 TRANSFERS
-----------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Money Market                                                                                    Unlimited
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA                                                                    6(1)
-----------------------------------------------------------------------------------------------------------------------
Invesco V.I. Basic Value, Invesco V.I. Capital Development, Invesco V.I. Global HealthCare, Invesco V.I.
Global Real Estate, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Legg Mason
ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth, Neuberger Berman
AMT Socially Responsive, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign
Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Rydex|SGI Large Cap Concentrated      4(1)
Growth, Rydex|SGI VT All Cap Value, Rydex|SGI VT All- Cap Opportunity, Rydex|SGI VT Alpha Opportunity,
Rydex|SGI VT Global, Rydex|SGI VT High Yield, Rydex|SGI VT Large Cap Core, Rydex|SGI VT Large Cap Value,
Rydex|SGI VT Managed Asset Allocation, Rydex|SGI VT Mid Cap Growth, Rydex|SGI VT Mid Cap Value, Rydex|SGI
VT Small Cap Growth, Rydex|SGI VT Small Cap Value, Rydex|SGI VT U.S. Intermediate Bond, Van Kampen LIT
Comstock, Van Kampen LIT Government and Van Kampen UIF Equity and Income
-----------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap                                                                                                 3(1)
-----------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R), American Century VP Value                                                         2(1)
-----------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT Utilities                                2(2)
-----------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth, Dreyfus VIF International Value                                                   2(3)
-----------------------------------------------------------------------------------------------------------------------

(1)   Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2)   Number of round trip transfers that can be made in any 3-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(3)   Number of round trip transfers that can be made in any 4-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
-----------------------------------------------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      Under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

      Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------

Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Rydex|SGI VT Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accu-

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------

mulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 through 9. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments before the 9th Contract Year (or before the 8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge."

      The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.


      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments before the 9th Contract Year (8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education) will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------

from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See "Premium Tax Charge." No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

      If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.


      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403, 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.


      Each systematic withdrawal must be at least $25. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

      In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.


      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

      Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you have not made a free withdrawal during the Contract Year and your systematic withdrawals do not exceed an amount determined as follows: 10% of Contract Value as of the Valuation Date the first systematic withdrawal request is received during the Contract Year. Systematic withdrawals that exceed this amount are subject to any applicable withdrawal charge.

      The Company may, at any time, discontinue, modify, or suspend systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value in those states and circumstances that require it to do so.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's (or if applicable, the Annuitant's) death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If an Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

o The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

o The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

o     The stepped-up death benefit.

The stepped-up death benefit is:

o The largest death benefit on any Contract anniversary that is an exact multiple of six and occurs prior to the oldest Owner (or if applicable, the Annuitant) attaining age 76, plus

o     Any Purchase Payments made since the applicable Contract anniversary, less

o     Any withdrawals since the applicable anniversary.

For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit.

      If an Owner (or if applicable, an Annuitant) dies during the Accumulation Period and the age of any Owner (or Annuitant) was 76 or greater on the date the Contract was issued, the death benefit will be the greater of:

o The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or

o     Total Purchase Payments reduced by any partial withdrawals.

      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

      Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.

      DEATH BENEFIT FOR CERTAIN FLORIDA RESIDENTS. If you were a resident of Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows. If the Annuitant is 75 or younger as of the date of his or her death, the death benefit is the greatest of: (1) the sum of all Purchase Payments reduced by any partial withdrawals;

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------

(2) the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office; or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, plus any Purchase Payments applied since that anniversary, less any partial withdrawals since that anniversary. If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, less any applicable withdrawal charge. The Company currently waives the withdrawal charge applicable to the death benefit.

      DEATH BENEFIT FOR GROUP UNALLOCATED CONTRACTS. The death benefit under a Group Unallocated Contract is determined by reference to the terms of the Qualified Plan. The Contractowner must inform the Company of the amount of the death benefit, and its payment will be treated as a partial withdrawal. The Company will not impose a withdrawal charge upon such a withdrawal and it will not be considered a free withdrawal under the Contract.

      DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with Non-Qualified Plans, the federal tax laws require that the Company pay a death benefit upon the death of the Owner, and the Company will do so under all Contracts, including those issued prior to January 4, 1999. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Commencement Date or receive the death benefit proceeds.


      Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

      DEATH OF THE ANNUITANT -- For Contracts issued currently, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Death Benefit" for a discussion of the death benefit in the event of the Annuitant's death for Contracts issued prior to January 4, 1999.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending upon the Contract Year in which the withdrawal is made.

      The Company will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that such withdrawal does not exceed the Free Withdrawal amount. The Free Withdrawal amount in any Contract Year is equal to 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any Free Withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge generally applies to the amount of any withdrawal attributable to Purchase Payments that exceeds the Free Withdrawal amount.

      If your Contract is funding a charitable remainder trust, the free withdrawal is available beginning in the first Contract Year, and you may make periodic free withdrawals provided that the total free withdrawals in any Contract Year do not exceed the Free Withdrawal amount discussed above.

      For Group Unallocated Contracts, the free withdrawal is available after the first Contract Year. The first withdrawal in each calendar month under such a Contract is free to the extent that total free withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.

      The withdrawal charge does not apply to withdrawals of earnings. For the purpose of determining any withdrawal charge, the Company deems any withdrawals that are subject to the withdrawal charge to be made first from Purchase Payments and then from earnings. Free

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------

Withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. The amount of the charge will depend on the Contract Year in which the withdrawal is made according to the following schedule:

   -------------------------------------------
                       WITHDRAWAL CHARGE
                 -----------------------------
    CONTRACT       THE      VARIFLEX CONTRACT-
      YEAR       CONTRACT   401(k) AND 408(k)
   -------------------------------------------
       1            8%              8%
       2            7%              8%
       3            6%              8%
       4            5%              8%
       5            4%              7%
       6            3%              6%
       7            2%              5%
       8            1%              4%
   9 and later      0%              0%
   -------------------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See "Waiver of Withdrawal Charge." The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

WITHDRAWAL CHARGE FOR CERTAIN TEXAS PARTICIPANTS -- Notwithstanding the withdrawal charges set forth above, if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code), your withdrawal charge schedule is as follows:

         ---------------------------------
         CONTRACT YEAR   WITHDRAWAL CHARGE
         ---------------------------------
              1                 7%
              2                 7%
              3                 6%
              4                 5%
              5                 4%
              6                 3%
              7                 2%
         8 and later            0%
         ---------------------------------

WAIVER OF WITHDRAWAL CHARGE -- The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility, provided the following conditions are met: (1) the Contractowner has been confined to a "hospital" or "qualified skilled nursing facility" (as defined on page 4) for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contract-owner is so confined when the Company receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician's statement acceptable to the Company certifying that such confinement is a medical necessity and is due to illness or infirmity.

      The Company also will waive the surrender charge due to Terminal Illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a "terminal illness" (as defined on page
3); (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to the Company accompanied by a properly completed claim form that may be obtained from the Company and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.

      The Company reserves the right to have the Contract-owner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, the Company intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. The terminal illness waiver is not available to Contractowners residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.2% of each Subaccount's average

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------

daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. This charge is also deducted during the Annuity Period.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

ACCOUNT ADMINISTRATION CHARGE -- The Company will deduct from your Contract Value an account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract - 401(k) and 408(k)) at each Contract anniversary. The account administration charge is not assessed against Contract Value that has been applied under Annuity Options 1 through 4, 9 and 10. The Company deducts the account administration charge annually, but will waive the charge if your Contract Value is $25,000 or more, and your Contract has been in force eight or more years on the date the charge is to be deducted. The Company will deduct the account administration charge from your Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company will deduct a pro rata account administration charge upon:

o     A full withdrawal of Contract Value

o     Payment of a death benefit

o The Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected

o The first deduction of the account administration charge if the Contract has been in force for less than a full calendar year

The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contract. The Company does not expect to profit from this charge.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Commencement Date or upon full withdrawal if a premium tax was incurred and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs asso-

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------

ciated with administering and maintaining the Contract are reduced. The Company may also reduce or waive the contingent deferred sales charge and account administration charge on Contracts sold to directors, officers and bona fide full-time employees of the Company and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and sibling of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with the Company to sell variable annuities. Contracts so purchased are for investment purposes only and may not be resold except to the Company. No sales commission will be paid on such Contracts.

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount's average daily net assets and the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL -- You select the Annuity Commencement Date at the time of application. If you purchase a single purchase payment immediate annuity, your annuity payments will commence on the Contract Date. Otherwise, your Annuity Commencement Date may not be prior to the third annual Contract Anniversary (ninth annual Contract Anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred beyond the Annuitant's 95th birthday (90th birthday for Contracts issued prior to January 4, 1999). The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant's 65th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.

      On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Options 1 through 4, 9 and 10, a pro rata account administration charge.

      The Contracts provide for several Annuity Options. The Company may make other Annuity Options available upon request. Although Options 1 through 10 may not be described, or are numbered differently, in some Contracts, the Company makes these Options available to all Contractowners, except that Option 9 is not available under certain forms of the Contract. Annuity payments under Annuity Options 1 through 4, 9 and 10 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Commencement Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 through 8 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.

      Annuity Options 1 through 4 and 10 provide for annuity payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------

greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50 ($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if applicable), the Company reserves the right to change the frequency.

      You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 10, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals, or surrender his or her annuity and receive a lump sum settlement in lieu thereof. Under Annuity Options 5 through 9, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable withdrawal charge, premium tax charge and pro rata account administration charge.

      An Owner may transfer Contract Value among the Subaccounts during the Annuity Period under Annuity Options 1 through 4, 7 and 8.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 9 and 10, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS --

      OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

      OPTION 3 -- LIFE WITH INSTALLMENT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first annuity payment, annuity payments will continue to the Designated Beneficiary until that number of payments has been made.

      OPTION 4 -- JOINT AND LAST SURVIVOR. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 7 -- DEPOSIT OPTION. The amount due under the Contract on the Annuity Commencement Date may be left on deposit with the Company in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as you elect. This Option is not available under Contracts used in connection with Qualified Plans.

      OPTION 8 -- AGE RECALCULATION. Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and his or her beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Contract Value is exhausted. Upon the Annuitant's death, any Contract Value will be paid to the Designated Beneficiary.

      OPTION 9 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period which may be 5, 10, 15, or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------

remaining payments will be made to the Designated Beneficiary.

      OPTION 10 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 9 and 10 are based on an "assumed interest rate" of 3 1/2%, compounded annuallY. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday (90th birthday for Contracts issued prior to January 4, 1999).

THE FIXED ACCOUNT

      You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans or transfers from the Fixed Account will be deemed to be taken from Purchase Payments and Contract Value allocated to the Fixed Account on a first in, first out basis. Any interest attributable to such amounts shall be deemed to be taken before the amount of the Purchase Payment or other Contract Value allocated to the Fixed Account. For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes, withdrawal charges and the account administration charge will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are limited in a Contract Year to not more than the greatest of:

1.    $5,000,

2. one-third of the Contract Value allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or

3. 120% of the amount transferred from the Fixed Account during the previous Contract Year.

The Company reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.

      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset Reallocation Option is not currently subject to any minimums. The minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers and to limit the amount that may be subject to transfer.

      Effective February 1, 2009, for Contracts that provide for a Guaranteed Rate of 4% or higher and permit limits on transfers, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 50% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before February 1, 2009, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------

will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows, subject to any limitations under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

      JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner (or if applicable, the Annuitant) during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the first person on the following list who is alive on the date of death of the Annuitant: the Primary Beneficiary, the Secondary Beneficiary or if none of the above are alive, the Annuitant's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. Careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contract-owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.

DIVIDENDS -- The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid. Certain states will not permit the Contract to be issued as a dividend-paying policy.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the NYSE is closed other than customary weekend and holiday closings,

o     During which trading on the NYSE is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.


      When an eligible contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

      Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------

Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

      In the event that you elect to exchange your Contract for a contract of another company, you need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59 1/2, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to such contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship distribution.

      If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of
Section 403(b) that are available under your employer's Section 403(b) arrangement.

      Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

      If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Govern-

--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------

ment Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals and groups as a non-tax qualified retirement plan and for individuals and groups which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

      GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of
Section 817(h).


      OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the

--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------

Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.


INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY COMMENCEMENT DATE. Code
Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

      SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY COMMENCEMENT DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.


      ANNUITY PAYMENTS. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.


      PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

      DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at

--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------

least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.


      Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement
Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408(A) or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and

--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------

the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution of all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      SECTION 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

      In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan;
(v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.


      A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow "Roth" contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a "qualified distribution." Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.


      Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70 1/2. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution of all subsequent taxable years.

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee's death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following

--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------

the employee's death (by the end of the sixth year following death if the first five years include 2009).

      Annuity payments distributed from a retirement plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.

      A "lump-sum" distribution from a retirement plan qualified under Code
Section 401 may be eligible for favorable tax treatment by certain individuals. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

      As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

      Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

      SECTION 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401."

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

      ROTH 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to this Contract in most states.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and

--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------

traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

      Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

      SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."

      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) 100% of the individual's earned income under current tax law or $5,000.

      Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and $177,000 in 2010. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      SIMPLE INDIVIDUAL RETIREMENT ANNUITIES. Certain employers with no more than 100 employees may establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities ("SIMPLE IRA") established by each participant. The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.

      Information on eligibility to participate in an employer's SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA will generally include salary deferral contributions and employer contributions. On a pre-tax basis, participants may elect to contribute through salary deferrals based on a stated percentage of the employee's compensation. Such salary deferrals are limited to the applicable dollar amount of $11,500 for the 2010 tax year.

      The $11,500 limit may be adjusted for inflation in $500 increments after 2010. If an individual is age 50 or over, catch-up contributions can be made to the SIMPLE IRA in an amount up to the lesser of (i) the individual's

--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------

compensation for the tax year, reduced by all elective deferrals that were made to other plans, or (ii) $2,500.

      The $2,500 limit will be adjusted for inflation in $500 increments after 2010. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation.

      In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70 1/2 (except for 2009). The Contractowner's retirement date will not affect his or her required beginning date. Amounts contributed to SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.


      SECTION 408a. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. This limit will be eliminated beginning in 2010. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.


      Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made In amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distribution, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner (sixth year in 2009 is one of the years included).

      SECTION 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

      Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A
Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

      Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401." Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity
(IRA).

      ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a 401, 403(b) or governmental 457 plan (other than Roth sources) in an "eligible rollover distribution" and the payee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a

--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------

required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an "eligible retirement plan" is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA.


      A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

      TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a 401, 403(b) plan or IRA before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancy) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that is rolled over or transferred in accordance with Code requirements;
(viii) made as a qualified reservist distribution; or (ix) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS --

      FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or

--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------

from any applicable payment, and pay it directly to the IRS.


      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


      FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

      MEDICARE TAX. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- You indirectly (through the Separate Account) purchase shares of the Underlying Funds when you allocate Purchase Payments or transfer Contract Value to the Subaccounts. The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds.

      The person having the voting interest under a Contract is the owner. It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company's management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract.

--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------

Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. In addition, upon 30 days notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become participants after the effective date of the change.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases made automatically from your bank account or pursuant to a salary reduction arrangement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company's web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification

--------------------------------------------------------------------------------
                                       48

--------------------------------------------------------------------------------

number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2009, 2008 and 2007, the amounts paid to SDI in connection with all variable annuity contracts sold through the Separate Account were $5,228,616.79, $7,043,489.19 and $8,041,727.94, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

      SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

      COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and

--------------------------------------------------------------------------------
                                       49

--------------------------------------------------------------------------------

timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

      ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2009 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
PlanMember Securities Corporation, OFG Financial Services, Inc., Silver Oak Securities, Inc., Flexible Plan investments, Ltd., Vantage Securities, Inc., Northern Lights Distributors, LLC, TransAmerica Financial Advisors, Inc., Legend Equities Corporation, KMS Financial Services, Inc., Lincoln Investment Planning, Inc., Brecek & Young Advisors, Inc., Comprehensive Asset Management and Servicing, Inc., Next Financial Group, Inc., CLS Investments, LLC, and Geneos Wealth Management, Inc.

      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

PERFORMANCE INFORMATION

      Performance information for the Subaccounts, including the yield and effective yield of the Rydex|SGI VT Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Rydex|SGI VT Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Rydex|SGI VT Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Rydex|SGI VT

--------------------------------------------------------------------------------
                                       50

--------------------------------------------------------------------------------

Money Market Subaccount yields may also become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

      Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

      Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security: (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

      Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) the Company's rating or a rating of the Company's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of the Variflex Separate Account at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, are included in the Statement of Additional Information.


--------------------------------------------------------------------------------
                                       51

--------------------------------------------------------------------------------

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

      The Statement of Additional Information for the Variflex Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

THE CONTRACT
   Valuation of Accumulation Units
   Computation of Variable Annuity Payments
   Illustration
   Termination of Contract
   Group Contracts

PERFORMANCE INFORMATION

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS
   Section 401
   Section 403(b)
   Roth 403(b)
   Sections 408 and 408A
   Section 457

ASSIGNMENT

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

STATE REGULATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


--------------------------------------------------------------------------------------------------------------------------
                             SHARE CLASS
UNDERLYING FUND            (IF APPLICABLE)   INVESTMENT OBJECTIVE            INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
American Century VP           Class II       Long-term capital growth        American Century Investment Management, Inc.
Ultra(R) Fund
--------------------------------------------------------------------------------------------------------------------------
American Century VP           Class II       Long-term capital growth        American Century Investment Management, Inc.
Value Fund
--------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology          Service       Capital appreciation            The Dreyfus Corporation
Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF                    Service       Long-term capital growth        The Dreyfus Corporation
International Value
Portfolio
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Basic Value      Series II      Long-term growth of capital     Invesco Advisors, Inc.
Fund
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital          Series II      Long-term growth of capital     Invesco Advisors, Inc.
Development Fund
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global           Series I       Capital growth                  Invesco Advisors, Inc.
Health Care Fund
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real      Series I       High total return through       Invesco Advisors, Inc.
Estate Fund                                  growth of capital and current   Sub-Adviser: Invesco Asset Management Limited
                                             income.
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I.                  Series II      Long-term growth of capital     Invesco Advisors, Inc.
International Growth
Fund
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap          Series II      Long-term growth of capital     Invesco Advisors, Inc.
Core Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge        Class II       Seeks capital appreciation      Legg Mason Partners Fund Advisor, LLC
Variable Aggressive                                                          Sub-Adviser: ClearBridge Advisors, LLC
Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge         Class I       Seeks long-term growth of       Legg Mason Partners Fund Advisor, LLC
Variable Small Cap                           capital                         Sub-Adviser: ClearBridge Advisors, LLC
Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research            Service       Capital appreciation            Massachusetts Financial Services Company
International Series
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return        Service       To Seek Total Return            Massachusetts Financial Services Company
Series
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities           Service       To Seek Total Return            Massachusetts Financial Services Company
Series
--------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT           Class S       Long-term growth of capital     Neuberger Berman Management LLC
Socially Responsive                          by investing primarily in       (Investment Adviser)
                                             securities of companies that
                                             meet the Fund's financial       Neuberger Berman, LLC
                                             criteria and social policy      (Sub-Adviser)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                           SHARE CLASS
UNDERLYING FUND          (IF APPLICABLE)   INVESTMENT OBJECTIVE             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Main             Service       This Fund invests in a well-     OppenheimerFunds, Inc.
Street Small Cap                           diversified mix of smaller
Fund(R)/VA                                 company stocks for capital
                                           appreciation potential.
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset      Administrative    Seeks maximum real return        Pacific Investment Management Company LLC
Portfolio                                  consistent with preservation
                                           of real capital and prudent
                                           investment management
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT                Administrative    Seeks maximum real return        Pacific Investment Management Company LLC
CommodityRealReturn(R)                     consistent with prudent
Strategy Portfolio                         investment management
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign        Administrative    Seeks maximum total return,      Pacific Investment Management Company LLC
Bond Portfolio (U.S.                       consistent with preservation
Dollar-Hedged)                             of capital and prudent
                                           investment management
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low            Administrative    Seeks maximum total return       Pacific Investment Management Company LLC
Duration Portfolio                         consistent with preservation
                                           of capital and prudent
                                           investment management
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return    Administrative    Seeks maximum real return,       Pacific Investment Management Company LLC
Portfolio                                  consistent with preservation
                                           of real capital and prudent
                                           investment management
---------------------------------------------------------------------------------------------------------------------
Royce Capital Fund--       Investment      Long-term growth of capital      Royce & Associates, LLC
Micro-Cap Portfolio
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT All Cap                       Long-term growth of capital      Security Global Investors
Value
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT All-Cap                       Long-term capital appreciation   Security Global Investors
Opportunity
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Global                        Long-term growth of capital      Security Global Investors
                                                                            (Investment Adviser)

                                                                            Security Global Investors, LLC
                                                                            (Sub-Adviser)
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT High                          High current income and          Security Global Investors
Yield                                      capital appreciation as a
                                           secondary objective
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Large                         Long-term growth of capital      Security Global Investors
Cap Concentrated
Growth
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Large                         Long-term growth of capital      Security Global Investors
Cap Core
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Large                         Long-term growth of capital      Security Global Investors
Cap Value
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Managed                       High level of total return       Security Global Investors
Asset Allocation                                                            (Investment Adviser)

                                                                            T. Rowe Price Associates, Inc.
                                                                            (Sub-Adviser)
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Mid Cap                       Capital appreciation             Security Global Investors
Growth
---------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Mid Cap                       Long-term growth of capital      Security Global Investors
Value
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       54

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          SHARE CLASS
UNDERLYING FUND         (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Money                        As high a level of current income    Security Global Investors
Market                                    as is consistent with
                                          preservation of capital by
                                          investing in money market
                                          securities with varying
                                          maturities.
------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Small                        Long-term growth of capital          Security Global Investors
Cap Growth
------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT Small                        Long term capital appreciation       Security Global Investors
Cap Value
------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT US                           Provide current income               Security Global Investors
Intermediate Bond
------------------------------------------------------------------------------------------------------------------------
Rydex|SGI VT                              Long-term growth of capital          Security Global Investors
Alpha Opportunity                                                              (Investment Adviser)

                                                                               Security Global Investors, LLC
                                                                               (Sub-Adviser)

                                                                               Mainstream Investment Advisers, LLC
                                                                               (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT              Class II      Capital growth and income through    Van Kampen Asset Management
Comstock Portfolio                        investments in equity securities,
                                          including common stocks,
                                          preferred stocks and securities
                                          convertible into common and
                                          preferred stocks
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT              Class II      High current return consistent       Van Kampen Asset Management
Government Portfolio                      with preservation of capital
------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity       Class II      Capital appreciation and current     Morgan Stanley Investment Management Inc.
and Income Portfolio                      income
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       55

                                                                      APPENDIX A

                            IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Traditional Individual Retirement Annuities (e.g., non-Roth IRAs). Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish an Individual Retirement Annuity (IRA). Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE STATUTORY REQUIREMENTS?

The annuity contract described in the prospectus which accompanies this IRA Disclosure Statement meets the requirements of Section 408(b) of the Internal Revenue Code as to form for use as an IRA. The form of the contract has been approved by the Internal Revenue Service.

The requirements of Section 408(b) of the Internal Revenue Code, as to form for use as an IRA, are described in Items 1 through 6 below:

1.   The amount in your IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. See "How Much May I Contribute?" (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

WHO IS ELIGIBLE FOR AN IRA?

Any individual (under age 70 1/2) who has compensation or earned income is eligible for either a deductible or a nondeductible IRA.

You may designate your entire contribution as a nondeductible contribution, if you so choose. If your otherwise allowable and deductible IRA contribution is limited because you (or your spouse) are an active participant in a qualified retirement plan provided by your employer and your adjusted gross income exceeds a certain level, you may make a designated nondeductible contribution to the extent your otherwise allowable and deductible contribution amount was limited.

You have the responsibility of determining and reporting on IRS Form 8606 how much you contributed and which portion of the contributions you made were deductible and which were designated nondeductible contributions. Once contributed, the deductible and designated nondeductible contributions are treated the same, meaning, each type receives tax-deferred accumulation of income. You need to know how much of your account is made up of deductible and designated nondeductible contributions in order to determine the taxable portion of any distributions you receive, so you should keep permanent records on your deductible and non-deductible contributions.

Reporting requirements are instituted for individuals who make nondeductible contributions or receive a distribution. A penalty of $100 applies to each instance when a nondeductible contribution is reported but not made, without reasonable cause.

SPOUSAL IRAS --

1.   One or both spouses must be receiving compensation for the taxable year.

2. Both spouses must be under age 70 1/2. (However, if one spouse is not over age 70 1/2, that spouse could contribute under the regular IRA rules.)

3. The contributions need not be split equally between the two accounts. However, no more than the individual account maximum described below can be contributed to either account.

4.    A joint tax return must be filed.

5.    Separate accounts must be maintained for each spouse.

6. Community property laws are not considered in computing contributions to each spouse's account.

DIVORCED SPOUSE IRAS -- The transfer of an individual's interest, in whole or in part, in an IRA to their former spouse under a valid divorce decree or a written instrument incident to such divorce shall not be considered to be a distribution from such an IRA to such individual or their former spouse; nor shall it be considered a taxable transfer by such individual to their former spouse.

The interest described which is transferred to the former spouse shall be treated as an IRA of such spouse.


WHAT IS COMPENSATION?

Compensation is defined as wages, salaries, professional fees, sales commissions, tips, bonuses and earned income to self-employed persons. It does not include earnings and profits from investments, such as interest, dividends and rental income.


WHEN DO I HAVE TO MAKE MY CONTRIBUTIONS?

Contributions, including establishing your IRA, can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your federal tax return, not including extensions.


HOW MUCH MAY I CONTRIBUTE?

REGULAR IRA -- The lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if you are covered by an employer-sponsored retirement plan, the amount of the contribution to a traditional IRA which may be deducted will be reduced or eliminated if your modified adjusted gross income exceeds the limits as set forth in the table below:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct those contributions to an IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return exceeds $167,000.

SPOUSAL IRA -- If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


ARE THERE ANY OTHER LIMITS ON CONTRIBUTIONS?

Yes. For a Traditional IRA, no contribution (other than a rollover or a SEP contribution) can be made in or after the year in which you reach age 70 1/2.


ROLLOVERS AND DIRECT TRANSFERS

If you receive a distribution from another IRA, you may make a rollover contribution of all or part of the amount you receive to this IRA. The rollover must be completed within 60 days after you receive the distribution.

Certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your IRA. You may make a rollover contribution by rolling all or a portion of your distribution or directly transferring the assets from your retirement plan. The distribution must be rolled over within 60 days of receipt from the retirement plan administrator or sponsor. In most instances the plan administrator or sponsor must withhold 20% of your distribution for federal income tax purposes unless you elect a direct rollover. In a direct rollover, the distribution from your retirement plan is made directly from the plan administrator or sponsor to your IRA. The amount of your rollover will not be included in your taxable income for the year.

Because of the strict limitations that apply to IRA and retirement plan rollovers, you should consult with your tax advisor before making any type of rollover contribution.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY IRA?

You must pay a 6% excise tax each year on excess contributions that remain in your IRA. Generally, an excess contribution is the amount contributed to your IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

The excess contribution can be corrected if you contribute less than the permissible amount the following year; however, the excise tax is not avoided and will be due on the amount you over contributed the previous year.


ARE MY CONTRIBUTIONS DEDUCTIBLE?

Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of your taxable compensation for the year or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

However, if you are not covered by a qualified retirement plan, but your spouse is you may be able to deduct those contributions to an IRA; however, the amount you may deduct for IRA contributions will be phased out if your adjusted gross income ("AGI") exceeds $167,000.

If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The limits are:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

1. Earnings of your IRA contract are not taxed until they are distributed from the IRA.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

5. Your IRA contract's tax-sheltered status will be lost and the value of your contract will be taxable to you, if:

     a. you engage in a prohibited transaction, as described in Internal Revenue Code Section 4975(c);

     b.   you borrow from your IRA;

     c.   you pledge your IRA as collateral for a loan; or

     d. you invest any part of your IRA assets in collectibles, as defined in Internal Revenue Code Section 408(m)(2).


REQUIRED MINIMUM DISTRIBUTIONS

In general, you must start receiving minimum distributions from your IRA by April 1 following the year in which you reach age 70 1/2 (your "required beginning date") either in a single lump sum or over a period not extending beyond the joint life expectancy of you and a designated beneficiary. For 2009, the required minimum distribution requirements have been suspended and no distributions are required.

Figure your required minimum distribution for each year by dividing the value of your IRA on December 31 of the preceding year by the applicable distribution period or life expectancy found in a table issued by the Internal Revenue Service. Generally, the applicable life expectancy is the remaining joint life and last survivor expectancy of you and a designated beneficiary if that designated beneficiary is assumed to be 10 years younger than you. If your spouse, as your sole designated beneficiary, is more than 10 years younger than you, distributions may be taken over a longer period. The applicable life expectancy may be found in a current version of IRS Publication 590 "Individual

Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you can find Publication 590 on the Internet at www.irs.gov.

Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your beneficiary, provided that, if installments are guaranteed, the maximum guaranty period must be less than the applicable life expectancy.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

After your death, the general rule is that your entire balance must be distributed in substantially equal installments over a fixed period not exceeding your designated beneficiary's life expectancy (as determined under tables issued by the IRS), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained age 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

  1. To distributions that are rolled over tax free to another IRA, a qualified employee retirement plan, a tax-sheltered annuity, or a governmental 457 deferred compensation plan.

  2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

  3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

  4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

  5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

  6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

  7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

  8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

  9. To a distribution due to a levy by the Internal Revenue Service on the contract.

 10.  To a qualified reservist distribution.


REPORTS

1. Financial information about your IRA will be provided to you annually.

2. IRS Form 5329 must be filed for a year during which excise tax is imposed.

SIMPLIFIED EMPLOYEE PENSION (SEP-IRA)

Your Employer may contribute to your IRA, pursuant to a Simplified Employee Pension, the lesser of 25% of your compensation from such Employer or $49,000. In addition to the Employer's contribution to the SEP, you may also make a contribution to your IRA within the appropriate limits.


FINANCIAL INFORMATION

Contributions to your IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the Underlying Fund's fees and expenses. The growth in value of the IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                                                      APPENDIX B

                       ROTH INDIVIDUAL RETIREMENT ANNUITY
                              DISCLOSURE STATEMENT



This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your Roth IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your Roth IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE REQUIREMENTS?

A Roth IRA contract must meet the following requirements:

1.   The amount in your Roth IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. This requirement does not apply to qualified rollover contributions. (See "Rollovers and Direct Transfers" below).

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

The annuity contract described in the prospectus which accompanies this Roth IRA Disclosure Statement contains the provisions described above. Approval as to the form of the contract has been provided by the Internal Revenue Service.


ROLLOVERS AND DIRECT TRANSFERS

1. You may make a qualified rollover contribution to this Roth IRA from any "eligible retirement plan" including a qualified plan, a 403(b) plan, a 457 governmental plan or any kind of IRA, including another Roth IRA, and such a contribution will not count toward the annual limit on contributions to this Roth IRA. Prior to 2010, you could make a qualified rollover contribution from any of these accounts (except another Roth IRA or Roth account in a 401(k) or 403(b) plan) only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less and you are not a married individual filing a separate return from your spouse. Beginning in 2010, the modified adjusted gross income and filing status limitations for rollovers have been removed. A rollover from a traditional IRA may be subject to income taxes. However, taxation of income from taxable rollovers from these other eligible retirement plans that occur in 2010 may be recognized ratably in 2011 and 2012. After 2011, all income will be recognized in the year of the rollover.

2. Any after-tax amount distributed rolled over to your Roth IRA (such as non-deductible contributions to a traditional IRA) will not be subject to federal income taxes. Qualified rollovers from a Roth account in a Section 401(k) or a Section 403(b) plan are also not taxable.

3. You must complete any qualified rollover contribution by the 60th day after the date you receive a distribution from the plan or your IRA.

4. A direct transfer of funds in a rollover to a Roth IRA from one trustee or insurance company to this Roth IRA, and any rollover from a Roth account in a Section 401(k) or a Section 403(b) plan is not required to be counted as a rollover.

5. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA or any other qualified plan, including a Roth account in a Section 401(k) or a
     Section 403(b) plan.

6. You may not rollover minimum required distributions from your traditional IRA, any qualified plan or Section 403(b) plan, or governmental 457 plan into this Roth IRA.

7. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA. A conversion from a traditional IRA to a Roth IRA is not treated as a rollover for purposes of the one-year rule.


AMOUNT OF ANNUAL CONTRIBUTION

1. In general, the amount you can contribute each year to the Roth IRA is the lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a Roth IRA of $1,000 for each tax year.

     If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation.

2. No amount you contribute to the Roth IRA will be deductible for federal income tax purposes.

3. Contributions to your Roth IRA can be made at any time or by the due date of your federal tax return, not including extensions. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

4. If both you and your spouse have compensation, you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each of you earns. Both of you cannot participate in the same Roth IRA.

5. If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own Roth IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $105,000 and $120,000, or if you are married and you and your spouse have a combined adjusted gross income between $167,000 and $177,000 in accordance with Internal Revenue Code Section 408A(c)(3).


TAX STATUS OF DISTRIBUTIONS

1. Since your contributions to the contract will be made with after-tax dollars, your contributions will not be subject to federal income tax when they are distributed to you. Distributions from the Roth IRA will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

2. "Qualified distributions" from the Roth IRA will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

     a. occur after the five-year period beginning on the first day of the year you made your initial contribution to any Roth IRA, and

     b.   must be:

          (1)  made on or after the date on which you attain age 59 1/2;

          (2)  made to a beneficiary (or your estate) on or after your death;

          (3)  attributable to your being disabled; or

          (4) a distribution to pay for "qualified first-time homebuyer expenses" under Internal Revenue Code Section 72(t)(8) up to $10,000.

3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, as a result of obtaining a "nonqualified distribution."

4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.


REQUIRED MINIMUM DISTRIBUTIONS

1. You are not required to receive minimum distributions from your Roth IRA during your lifetime.

2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy (as determined under Internal Revenue Service regulations), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

3. Life expectancies are determined using the life expectancy tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you may download Publication 590 from www.irs.gov.

4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?

1. You must pay a 6% excise tax if you make excess contributions to your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount, plus the net income on those excess contributions, by the date your tax return is due, including extensions, for the year of the contribution. The net earnings on these excess contributions will be included in your income for the year in which the contributions were made.

3. If your excess contributions, plus the net income on those contributions, are distributed after the due date of your tax return for the year of contribution, the earnings on those contributions may be subject to federal income tax and the 10% tax on premature distributions. However, if you choose to leave the excess contributions in your Roth IRA after the due date of your income tax return for the year of contribution, the excess contributions will be treated as deemed Roth IRA contributions for subsequent years, to the extent you contribute less than the maximum amount which you are allowed to contribute for those subsequent years.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To distributions that constitute qualified rollover contributions to another Roth IRA.

2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

3. To amounts distributed to a beneficiary, or your estate, on or after your death.

4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

9. To a distribution due to a levy by the Internal Revenue Service of the qualified plan.

10.  To a qualified reservist distribution.


IRA EXCISE TAX REPORTING

Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need to file Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


TRANSACTIONS WITH YOUR ROTH IRA

If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the taxable portion of the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than age 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the taxable portion of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also the taxable portion must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)


FINANCIAL INFORMATION

Contributions to your Roth IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this Roth IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the underlying fund's fees and expenses. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the Underlying Fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, the rules that apply to Roth IRAs, including those applicable to the conversion and reconversion of IRAs, are complex and may have consequences that are specific to your personal tax or financial situation. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                                                      APPENDIX C
--------------------------------------------------------------------------------
                    SECURITY BENEFIT LIFE INSURANCE COMPANY
                           FIXED AND VARIABLE ANNUITY
                         SIMPLE IRA DISCLOSURE STATEMENT

INTRODUCTION

Your employer has chosen to establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plan) which will require each plan participant to establish a SIMPLE Individual Retirement Annuity (SIMPLE IRA) into which plan contributions will be deposited. This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of a SIMPLE IRA. Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish a SIMPLE IRA.


RIGHT TO REVOKE

You may revoke your SIMPLE IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your SIMPLE IRA and receive back the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your annuity application, to:
SECURITY BENEFIT LIFE INSURANCE COMPANY, ATTENTION: ANNUITY ADMINISTRATION, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, it must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHO IS ELIGIBLE FOR A SIMPLE IRA?

Information on eligibility to participate in your employer's SIMPLE Plan will be included in the summary description of the plan furnished to you by your employer.


WHAT TYPES OF CONTRIBUTIONS MAY BE MADE TO MY SIMPLE IRA?

Contributions to a SIMPLE IRA may include salary deferral contributions and employer contributions. Contributions cannot exceed the maximum amount allowed under the Internal Revenue Code.


HOW MUCH MAY BE CONTRIBUTED TO MY SIMPLE IRA?

On a pre-tax basis, you may elect to contribute (through salary deferrals) $11,500 for the 2010 tax year. If you are age 50 or over, you may make an additional catch-up contribution of $2,500. In addition, your employer is required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to your SIMPLE IRA each year. In general, matching contributions must be made up to 3% of your compensation, but under certain circumstances, your employer may make lower matching contributions. If your employer chooses to make a lower matching contribution, you will be notified. Instead of the match, your employer may make a nonelective contribution on your behalf equal to 2% of your compensation.


CAN I MAKE ROLLOVER CONTRIBUTIONS TO MY SIMPLE IRA?

Yes, you may roll over or transfer contributions to your SIMPLE IRA but only from another SIMPLE IRA.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY SIMPLE IRA?

If contributions to your SIMPLE IRA for any taxable year are greater than the maximum amount, the excess amount may be subject to an annual 6% excise tax. However, you may be able to avoid this tax if you withdraw your excess contributions plus any earnings on the excess on or before the due date, including extensions, for your federal tax return for the year in which the excess contributions are made.


HOW WILL DISTRIBUTIONS FROM MY SIMPLE IRA BE TAXED?

Distributions from your SIMPLE IRA:

1. Are taxed as ordinary income;

2. Are includable in gross income; and

3. Are subject to applicable state tax laws.

--------------------------------------------------------------------------------
(R5-10)                               1

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

Distributions received by you prior to age 59 1/2, except in cases of disability, death or transfer to another SIMPLE IRA, are premature distributions subject to:

1.    Ordinary income taxes, plus

2. An excise tax of 10% of the amount received. The 10% penalty increases to 25% for distributions you take before you have participated in the SIMPLE plan for at least two years.

The 10% or 25% excise tax will not apply to any distribution which (i) is part of a series of substantially equal periodic distributions made over a period equal to your life expectancy or the joint and last survivor life expectancies of you and your designated beneficiary, (ii) is a return of excess contributions, (iii) does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year), (iv) subject to certain restrictions, does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks, (v) is a "qualified first-time homebuyer distribution," within the meaning of Code Section 72 (t)(8), up to $10,000, or (vi) is for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.


WHEN MUST DISTRIBUTIONS BEGIN?

In general, you must start receiving minimum distributions from your SIMPLE IRA by April 1 following the year in which you reach age 70 1/2 (your "required beginning date") either in a single lump sum or over a period not exceeding the period provided by the Internal Revenue Service in required minimum distribution regulations. For 2009, the required minimum distribution requirements have been suspended and no distributions are required.

Figure your required minimum distribution for each year by dividing the value of your SIMPLE IRA on December 31 of the preceding year by the applicable distribution period found in the table issued by the Internal Revenue Service. Generally, the applicable period is the remaining joint life and last survivor expectancy of you and a designated beneficiary if that designated beneficiary is assumed to be 10 years younger than you. If your spouse, as your sole designated beneficiary, is more than 10 years younger than you, distributions may be taken over a longer period. The applicable life expectancy may be found in a current version of IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your beneficiary, provided that, if installments are guaranteed, the maximum guaranty period must be no less than the applicable life expectancy.

If you have more than one SIMPLE IRA, you must determine the required minimum distribution separately for each SIMPLE IRA; however, you can take the actual distribution of these amounts from any one or more of your SIMPLE IRAs.

If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

After your death, the general rule is that your entire balance must be distributed in substantially equal installments over a fixed period not exceeding your designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained age 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your SIMPLE IRA as his or her own SIMPLE IRA. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


WILL I FACE ANY PENALTIES IF I DO NOT TAKE A REQUIRED DISTRIBUTION?

Yes. Failure to receive the full amount of a required minimum distribution may subject you to a 50% excise tax on the difference between the amount you should have received and the amount you actually received.

--------------------------------------------------------------------------------

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. This amount is increased to 25 percent if the distribution occurs within the first two years of participation in the plan. Premature distributions are generally amounts you withdraw from your SIMPLE IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

  1. To distributions that are rolled over tax free to another SIMPLE IRA, or after the first two years of participation, to an IRA other than a SIMPLE IRA, a qualified employee retirement plan, a tax-sheltered annuity, or a governmental 457 deferred compensation plan.

  2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

  3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

  4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

  5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

  6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

  7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

  8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

  9. To a distribution due to a levy by the Internal Revenue Service on the contract.

 10.  To a qualified reservist distribution.


WHAT ARE THE STATUTORY REQUIREMENTS?

The individual retirement annuity contract must provide:

1.    You cannot transfer it to someone else.

2.    For flexible premiums.

3. The interest in your contract is non-forfeitable (sometimes referred to as "100% vested").

4. The contract must be distributed in accordance with certain minimum distribution rules described more fully above.

5. Any refund of purchase payments (other than those attributable to excess contributions) will be applied before the close of the calendar year of the year of the refund toward the payment of future purchase payments or the purchase of additional benefits.

The variable annuity contract described in the prospectus which accompanies this SIMPLE IRA Disclosure Statement meets the requirements of the Internal Revenue Code as to form for use as an IRA. The contract has been approved as to form by the Internal Revenue Service.


TAX STATUS

1. Any salary deferral contributions made on your behalf will be pre-tax contributions.

2. Any matching contributions or nonelective contributions made by your employer are not taxable until distributed.

3.    Earnings are not taxable until they are removed from your SIMPLE IRA.

4. If you borrow money under the contract or use it as security or collateral for a loan, your SIMPLE IRA's tax-sheltered status will be lost and the value of your account will be taxable to you in the tax year of borrowing. (The contract does not allow borrowing under its terms.)


REPORTS

1. Financial information about your SIMPLE IRA will be provided by Security Benefit Life Insurance Company annually.

2. IRS Form 5329 must be filed for a year during which excise taxes are imposed.

--------------------------------------------------------------------------------

FINANCIAL INFORMATION

1.    The basic purpose of a SIMPLE IRA is to provide retirement benefits.

2. Benefits will vary with performance of the variable annuity. No guarantee or projection of the final value of your SIMPLE IRA is given.

3. Investment selection is your option. A detailed description of each variable annuity investment option and its underlying fund may be found in the current prospectus.


ARE THERE COSTS AND PENALTIES APPLICABLE TO MY INITIAL INVESTMENT IN AND ANY SUBSEQUENT TRANSFER OF MY SIMPLE IRA?

Your initial and subsequent investments to your SIMPLE IRA are not subject to up front sales charges, but are subject to withdrawal charges upon a withdrawal or transfer from your SIMPLE IRA. The withdrawal charges are described in more detail in the variable annuity contract prospectus which preceded or accompanied this SIMPLE IRA Disclosure Statement. The following charges are deducted in connection with the variable annuity contract: a mortality and expense risk fee, administrative fee and contract fee. See the variable annuity contract prospectus for more detailed information about the charges. (The mortality and expense risk and administrative fees are not deducted from contract value allocated to the contract's general account option.) See each Underlying Fund's prospectus for information about the charges associated with the variable annuity contract. Contract owners who allocate contract value to the variable annuity investment options bear a pro rata share of the Underlying Fund's fees and expenses.

The variable annuity prospectus outlines the investment objectives of the variable annuity investment option(s) you have selected for your SIMPLE IRA. You should consider these objectives carefully to determine if they are consistent with your own planning for retirement.

Further, you may transfer your contributions to a SIMPLE IRA at another financial institution at any time. (After you have been a participant in your employer's SIMPLE plan for two years you may transfer your account to an IRA, which is not a SIMPLE IRA, at another financial institution.) To initiate such a transfer, contact the new trustee or custodian to obtain the appropriate forms. Security Benefit Life Insurance Company will complete a "trustee to trustee," or similar transfer, of all or a portion of your SIMPLE IRA account balance upon receipt of the recipient institution's acceptance of the SIMPLE IRA account. If your contribution was invested in a variable annuity subject to a withdrawal charge, then the withdrawal charges will not be refunded.


FURTHER INFORMATION

In general, you may obtain further information concerning SIMPLE IRAs from any District Office of the Internal Revenue Service or from Security Benefit Life Insurance Company. Future IRS rulings or regulations may require revisions to this Disclosure Statement. Although you should receive copies of any revisions, you should also consult your tax adviser for more complete information about SIMPLE IRAs.

             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY BENEFIT LIFE INSURANCE COMPANY(R)
One Security Benefit Place, Topeka, Kansas 66636-0001




                                   VARIFLEX(R)
                           VARIABLE ANNUITY CONTRACTS






















STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2010
RELATING TO THE PROSPECTUS DATED MAY 1, 2010,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 438-3112
(800) 888-2461

--------------------------------------------------------------------------------
V6908A                                                   32-69089-01  2010/05/01

SECURITY BENEFIT LIFE INSURANCE COMPANY
One Security Benefit Place, Topeka, Kansas 66636-0001




                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                            VARIFLEX SEPARATE ACCOUNT

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                  May 1, 2010

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2010, by calling 1-800-888-2461, or writing to Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


                                TABLE OF CONTENTS


                                                                            Page
THE CONTRACT..............................................................     3
   Valuation of Accumulation Units........................................     3
   Computation of Variable Annuity Payments...............................     3
   Illustration...........................................................     3
   Termination of Contract................................................     4
   Group Contracts........................................................     4
PERFORMANCE INFORMATION...................................................     4
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.....     5
   Section 401............................................................     5
   Section 403(b).........................................................     5
   Roth 403(b)............................................................     5
   Sections 408 and 408A..................................................     6
   Section 457............................................................     6
ASSIGNMENT................................................................     6
SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS....................................     6
STATE REGULATION..........................................................     6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................     7
FINANCIAL STATEMENTS......................................................     7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CONTRACT

The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

VALUATION OF ACCUMULATION UNITS -- The Accumulation Unit value for a Subaccount on any day is equal to (a) divided by (b), where (a) is the net asset value of the Underlying Fund shares of the Subaccount less the mortality and expense risk charge and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Subaccount at the beginning of that day.

The value of a Contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Subaccount within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Subaccount, and (b) is any pro rata account administration charge. During the Accumulation Period, all cash dividends and other cash distributions made to each Subaccount will be reinvested in additional shares of the corresponding Underlying Fund.

COMPUTATION OF VARIABLE ANNUITY PAYMENTS --

DETERMINATION OF AMOUNT OF FIRST ANNUITY PAYMENT. For Annuities under options 1 through 4, 9 and 10, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of your Contract (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in your Contract. The value of your Contract for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 and 10 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to January 4, 1999, as of the end of the second day preceding the Annuity Commencement Date). For Annuities under these options, any pro rata account administration charge is assessed prior to the first annuity payment under such option. For Annuities under options 5 through 8 or other mutually agreed upon non-life contingent payment option (aside from option 9), the value of your Contract for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value as of the end of the day the annuity payment is made.

AMOUNT OF THE SECOND AND SUBSEQUENT ANNUITY PAYMENTS. For Variable Annuities under options 1 through 4, 9 and 10, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Subaccounts. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

ANNUITY UNIT. The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the Net Investment Factor for the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed interest rate of 3 1/2% built into the annuity rates specified in the Contract). The Net Investment Factor of any Subaccount is determined by subtracting 0.00003307502, the mortality and expense risk charge, from the ratio of (a) to (b) where (a) is the value of a share of the Underlying Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by the Company, and (b) is the value of a share of the Underlying Fund at the end of the previous day.

ILLUSTRATION -- The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month.

--------------------------------------------------------------------------------

Assume further the value of a Subaccount share was $5.15 at the end of the day preceding the date of the second annuity payment, that it was $5.17 at the end of the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was
1.0038504201 ($5.17 divided by $5.15 minus .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed interest rate (the 3 1/2% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).

The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.

TERMINATION OF CONTRACT -- The Company reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the Contract Value is less than $10,000 after the end of the first Contract Year, or $20,000 after the end of the third Contract Year; (2) the Qualified Plan pursuant to which the Contract is issued is terminated for any reason or becomes disqualified under
Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth Contract Year. For Contracts issued on or after January 4, 1999, the Company also reserves the right to terminate a Contract if Account Value is less than $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to January 4, 1999, the Company may terminate a Contract if the following conditions exist during the Accumulation Period: (1) no Purchase Payments have been received by the Company for the Contract for two full years; (2) the combined value of the Contract in the Separate and Fixed Accounts is less than $2,000; and (3) the value of the Contract which is allocated to the Fixed Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Contract may have adverse tax consequences. (See the Prospectus at "Full and Partial Withdrawals," "Distribution Requirements," and "Federal Tax Matters.")

GROUP CONTRACTS -- In the case of Group Allocated Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant Account, each Participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

PERFORMANCE INFORMATION


Performance information for the Subaccounts of the Variflex Separate Account, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers.

Quotations of yield for the Rydex | SGI VT Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of 1%. "Effective yield" for the Rydex | SGI VT Money Market Subaccount assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


              Effective Yield = ((Base Period Return + 1)365/7) - 1

Quotations of average annual total return for any Subaccount of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Subaccount over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Subaccount), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date and reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for mortality and expense risk and the account administration charge.

--------------------------------------------------------------------------------

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Although Variflex Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle for many of the Variflex Subaccounts has been in existence since May 26, 1977. Total return figures may be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other Variflex fees and charges since the date of inception of the Separate Account or Subaccount.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the account administration charge and the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS


SECTION 401 -- The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under
Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a Participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $49,000, or (b) 100% of the Participant's annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under
Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.


SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for tax year 2010. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $5,500, can be made to a 403(b) annuity during the 2010 tax year. The $5,500 limit may also be adjusted for inflation in $500 increments for future tax years.


The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable

--------------------------------------------------------------------------------
from an employee's gross income in a given year. Generally, the Section 415(c) limit for 2010 is the lesser of (i) $49,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(b) -- Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$16,500 in 2010 with a $5,500 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer." Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $5,000 or (ii) 100% of the individual's taxable compensation. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $5,000 or
(ii) 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $5,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457 -- Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $16,500 or (ii) 100% of the employee's includable compensation. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years.


If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special "catch-up" amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a 457 plan established by a governmental employer during the tax year equal to $5,500.

The $5,500 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.

ASSIGNMENT

Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

SAFEKEEPING OF VARIFLEX
ACCOUNT ASSETS

The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

STATE REGULATION

As a life insurance company organized under the laws of Kansas, the Company (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of the Company for the prior

--------------------------------------------------------------------------------
year and its financial condition on December 31 of that year. The Company is subject to a complete examination of its operations, including an examination of the liabilities and reserves of the Company and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

In addition, the Company is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of the Variflex Separate Account at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of the Variflex Separate Account at December 31, 2009 and 2008, and for each of the specified periods ended December 31, 2009, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------
                                       7

FINANCIAL STATEMENTS

Variflex
Year Ended December 31, 2009
With Report of Independent Registered Public Accounting Firm

                                    Variflex

                              Financial Statements

                          Year Ended December 31, 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm                     1

Audited Financial Statements

Statements of Net Assets                                                    3
Statements of Operations                                                   12
Statements of Changes in Net Assets                                        21
Notes to Financial Statements                                              32

             Report of Independent Registered Public Accounting Firm

The Contract Owners
Variflex
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of Variflex (the Account), a separate account of Security Benefit Life Insurance Company consisting of the AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason Western Asset Variable Small Cap Growth, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman AMT Socially Responsive, Oppenheimer Main Street Small Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, Rydex VT All-Cap Opportunity, SBL All Cap Value, SBL Alpha Opportunity, SBL Enhanced Index, SBL Equity, SBL Global, SBL High Yield, SBL Large Cap Value, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, SBL U.S. Intermediate Bond, Van Kampen LIT Comstock, Van Kampen LIT Government, and Van Kampen UIF Equity and Income subaccounts, as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variflex at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


Kansas City, Missouri
April 30, 2010

                                                                                                                     AIM V.I.
                                       AIM V.I. BASIC   AIM V.I. CAPITAL    AIM V.I. GLOBAL    AIM V.I.GLOBAL     INTERNATIONAL
                                           VALUE           DEVELOPMENT        HEALTH CARE        REAL ESTATE          GROWTH
                                     --------------------------------------------------------------------------------------------

Assets:
   Mutual funds, at market value    $      9,933,488   $      15,934,050   $      2,401,503   $      6,989,514   $    17,743,381
                                     --------------------------------------------------------------------------------------------
Total assets                               9,933,488          15,934,050          2,401,503          6,989,514        17,743,381
                                     --------------------------------------------------------------------------------------------
Net assets                          $      9,933,488   $      15,934,050   $      2,401,503   $      6,989,514   $    17,743,381
                                     ============================================================================================
Net assets:
   Accumulation assets                     9,928,953          15,919,479          2,401,503          6,989,026        17,742,400
   Annuity assets                              4,535              14,571                  -                488               981
                                     --------------------------------------------------------------------------------------------
Net assets                          $      9,933,488   $      15,934,050   $      2,401,503   $      6,989,514   $    17,743,381
                                     ============================================================================================
Units outstanding:
   Variflex qualified                        847,088           1,207,461            177,043            451,093         1,204,400
   Variflex nonqualified                     323,745             464,854             41,721             72,538           275,321
   Variflex ES                                     -                   -                  -                  -                 -
                                     --------------------------------------------------------------------------------------------
Total units                                1,170,834           1,672,314            218,763            523,631         1,479,720
                                     ============================================================================================
Unit value
   Variflex qualified               $           8.49   $            9.53   $          10.98   $          13.35   $         11.99
   Variflex nonqualified            $           8.49   $            9.53   $          10.98   $          13.35   $         11.99
   Variflex ES                      $              -   $               -   $              -   $              -   $             -

Mutual funds, at cost               $     14,587,509   $      22,438,087   $      2,586,362   $     10,684,442   $    19,468,234
Mutual fund shares                         1,669,494           1,449,868            151,323            575,743           692,290

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                                           AMERICAN          AMERICAN         DREYFUS IP         DREYFUS VIF
                                      AIM V.I. MID        CENTURY VP        CENTURY VP        TECHNOLOGY        INTERNATIONAL
                                     CAP CORE EQUITY        ULTRA             VALUE             GROWTH              VALUE
                                    -------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $      6,030,577   $      6,978,462   $    13,217,652   $    12,329,461   $      9,916,445
                                    -------------------------------------------------------------------------------------------
Total assets                               6,030,577          6,978,462        13,217,652        12,329,461          9,916,445
                                    -------------------------------------------------------------------------------------------
Net assets                          $      6,030,577   $      6,978,462   $    13,217,652   $    12,329,461   $      9,916,445
                                    ===========================================================================================
Net assets:
   Accumulation assets                     6,012,874          6,978,462        13,217,652        12,303,234          9,895,753
   Annuity assets                             17,703                  -                 -            26,227             20,692
                                    -------------------------------------------------------------------------------------------
Net assets                          $      6,030,577   $      6,978,462   $    13,217,652   $    12,329,461   $      9,916,445
                                    ===========================================================================================
Units outstanding:
   Variflex qualified                        401,700            615,585           864,450           854,429            532,533
   Variflex nonqualified                      92,895            145,015           387,885           297,421            267,607
   Variflex ES                                     -                  -                 -                 -                  -
                                    -------------------------------------------------------------------------------------------
Total units                                  494,596            760,599         1,252,335         1,151,850            800,140
                                    ===========================================================================================
Unit value
   Variflex qualified               $          12.20   $           9.18   $         10.55   $         10.70   $          12.39
   Variflex nonqualified            $          12.20   $           9.18   $         10.55   $         10.70   $          12.39
   Variflex ES                      $              -   $              -   $             -   $             -   $              -
Mutual funds, at cost               $      6,350,698   $      6,725,048   $    14,556,034   $    11,673,291   $     12,872,578
Mutual fund shares                           556,840            867,968         2,498,611         1,260,681            908,099

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                     LEGG MASON
                                     CLEARBRIDGE      LEGG MASON
                                      VARIABLE       WESTERN ASSET      MFS VIT
                                     AGGRESSIVE     VARIABLE SMALL      RESEARCH       MFS VIT TOTAL        MFS VIT
                                       GROWTH         CAP GROWTH      INTERNATIONAL       RETURN           UTILITIES
                                    -----------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $  3,082,831   $       830,776   $   11,238,847   $     6,774,647   $   11,118,401
                                    -----------------------------------------------------------------------------------
Total assets                           3,082,831           830,776       11,238,847         6,774,647       11,118,401
                                    -----------------------------------------------------------------------------------
Net assets                          $  3,082,831   $       830,776   $   11,238,847   $     6,774,647   $   11,118,401
                                    ===================================================================================
Net assets:
   Accumulation assets                 3,081,839           830,776       11,223,925         6,774,647       11,101,974
   Annuity assets                            992                 -           14,922                 -           16,427
                                    -----------------------------------------------------------------------------------
Net assets                          $  3,082,831   $       830,776   $   11,238,847   $     6,774,647   $   11,118,401
                                    ===================================================================================
Units outstanding:
   Variflex qualified                    238,003            63,769          801,984           556,564          676,668
   Variflex nonqualified                 122,129            17,864          253,668           107,739          133,349
   Variflex ES                                 -                 -                -                 -                -
                                    -----------------------------------------------------------------------------------
Total units                              360,132            81,633        1,055,651           664,303          810,017
                                    ===================================================================================
Unit value
   Variflex qualified               $       8.56   $         10.18   $        10.65   $         10.20   $        13.73
   Variflex nonqualified            $       8.56   $         10.18   $        10.65   $         10.20   $        13.73
   Variflex ES                      $          -   $             -   $            -   $             -   $            -

Mutual funds, at cost               $  3,217,146   $       789,228   $   12,326,739   $     7,202,279   $   13,592,244
Mutual fund shares                       237,323            67,269          991,955           392,051          490,879

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                      NEUBERGER      OPPENHEIMER                                            PIMCO VIT
                                     BERMAN AMT      MAIN STREET                          PIMCO VIT        FOREIGN BOND
                                      SOCIALLY        SMALL CAP       PIMCO VIT ALL     COMMODITYREAL      (U.S. DOLLAR-
                                     RESPONSIVE       FUND/VA             ASSET        RETURN STRATEGY        HEDGED)
                                    --------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $ 43,739,803   $     3,553,794   $    5,678,305   $      2,788,386   $      4,050,404
                                    --------------------------------------------------------------------------------------
Total assets                          43,739,803         3,553,794        5,678,305          2,788,386          4,050,404
                                    --------------------------------------------------------------------------------------
Net assets                          $ 43,739,803   $     3,553,794   $    5,678,305   $      2,788,386   $      4,050,404
                                    ======================================================================================
Net assets:
   Accumulation assets                43,623,064         3,553,794        5,678,305          2,787,888          4,050,320
   Annuity assets                        116,739                 -                -                498                 84
                                    --------------------------------------------------------------------------------------
Net assets                          $ 43,739,803   $     3,553,794   $    5,678,305   $      2,788,386   $      4,050,404
                                    ======================================================================================
Units outstanding:
   Variflex qualified                  3,113,728           267,556          324,625            241,890            273,056
   Variflex nonqualified                  93,088            56,966          130,779             55,268             77,233
   Variflex ES                             1,911                 -                -                  -                  -
                                    --------------------------------------------------------------------------------------
Total units                            3,208,727           324,523          455,403            297,157            350,289
                                    ======================================================================================
Unit value
Variflex qualified                  $      13.63   $         10.95   $        12.47   $           9.38   $          11.56
Variflex nonqualified               $      13.63   $         10.95   $        12.47   $           9.38   $          11.56
Variflex ES                         $      13.74   $             -   $            -   $              -   $              -

Mutual funds, at cost               $ 50,712,786   $     3,734,955   $    5,968,673   $      3,702,670   $      4,225,177
Mutual fund shares                     3,602,949           248,865          543,378            324,231            420,166

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                     PIMCO VIT LOW     PIMCO VIT         ROYCE          RYDEX VT ALL-      SBL ALL CAP
                                       DURATION       REAL RETURN      MICRO-CAP       CAP OPPORTUNITY        VALUE
                                    ------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $   12,183,963   $  30,542,715   $    5,715,761   $      7,257,984   $   89,053,947
                                    ------------------------------------------------------------------------------------
Total assets                            12,183,963      30,542,715        5,715,761          7,257,984       89,053,947
                                    ------------------------------------------------------------------------------------
Net assets                          $   12,183,963   $  30,542,715   $    5,715,761   $      7,257,984   $   89,053,947
                                    ====================================================================================
Net assets:
   Accumulation assets                  12,183,963      30,522,808        5,715,761          7,257,984       88,970,510
   Annuity assets                                -          19,907                -                  -           83,437
                                    ------------------------------------------------------------------------------------
Net assets                          $   12,183,963   $  30,542,715   $    5,715,761   $      7,257,984   $   89,053,947
                                    ====================================================================================
Units outstanding:
   Variflex qualified                      776,510       2,067,522          379,205            541,596        3,066,743
   Variflex nonqualified                   238,853         388,948          130,652             98,305          488,406
   Variflex ES                                   -               -                -                  -              769
                                    ------------------------------------------------------------------------------------
Total units                              1,015,363       2,456,470          509,857            639,901        3,555,918
                                    ====================================================================================
Unit value
   Variflex qualified               $        12.00   $       12.43   $        11.21   $          11.34   $        25.05
   Variflex nonqualified            $        12.00   $       12.43   $        11.21   $          11.34   $        25.04
   Variflex ES                      $            -   $           -   $            -   $              -   $        25.77

Mutual funds, at cost               $   12,150,587   $  30,443,005   $    6,428,773   $      8,345,015   $   77,700,602
Mutual fund shares                       1,205,140       2,455,202          599,765            630,581        4,652,766

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                     SBL ALPHA      SBL ENHANCED
                                    OPPORTUNITY        INDEX         SBL EQUITY         SBL GLOBAL       SBL HIGH YIELD
                                   --------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value   $   9,154,190   $  25,599,919   $   151,295,268   $    178,834,783   $     23,804,477
                                   --------------------------------------------------------------------------------------
Total assets                           9,154,190      25,599,919       151,295,268        178,834,783         23,804,477
                                   --------------------------------------------------------------------------------------
Net assets                         $   9,154,190   $  25,599,919   $   151,295,268   $    178,834,783   $     23,804,477
                                   ======================================================================================
Net assets:
   Accumulation assets                 9,154,190      25,582,139       150,727,404        178,702,402         23,801,099
   Annuity assets                              -          17,780           567,864            132,381              3,378
                                   --------------------------------------------------------------------------------------
Net assets                         $   9,154,190   $  25,599,919   $   151,295,268   $    178,834,783   $     23,804,477
                                   ======================================================================================
Units outstanding:
   Variflex qualified                    527,811       2,773,009         2,649,028          4,800,182          1,036,176
   Variflex nonqualified                 217,551         391,543           513,416            930,817             45,112
   Variflex ES                                 -           2,128               288                875                 41
                                   --------------------------------------------------------------------------------------
Total units                              745,361       3,166,681         3,162,731          5,731,875          1,081,328
                                   ======================================================================================
Unit value
   Variflex qualified              $       12.29   $        8.08   $         47.85   $          31.20   $          22.02
   Variflex nonqualified           $       12.29   $        8.08   $         47.83   $          31.20   $          22.02
   Variflex ES                     $           -   $        8.26   $         17.24   $          29.35   $          22.61

Mutual funds, at cost              $   9,331,103   $  27,045,810   $   198,794,362   $    139,856,480   $     17,116,528
Mutual fund shares                       652,473       2,895,918         7,576,128         20,184,513          1,026,055

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                    SBL LARGE CAP      SBL MANAGED        SBL MID CAP      SBL MID CAP      SBL MONEY
                                         VALUE       ASSET ALLOCATION       GROWTH            VALUE           MARKET
                                   --------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value   $   207,163,458   $     37,377,606   $  114,667,133   $  151,826,066   $   41,871,301
                                   --------------------------------------------------------------------------------------
Total assets                           207,163,458         37,377,606      114,667,133      151,826,066       41,871,301
                                   --------------------------------------------------------------------------------------
Net assets                         $   207,163,458   $     37,377,606   $  114,667,133   $  151,826,066   $   41,871,301
                                   ======================================================================================
Net assets:
   Accumulation assets                 206,862,332         37,259,224      114,527,364      151,685,753       41,746,996
   Annuity assets                          301,126            118,382          139,769          140,313          124,305
                                   --------------------------------------------------------------------------------------
Net assets                         $   207,163,458   $     37,377,606   $  114,667,133   $  151,826,066   $   41,871,301
                                   ======================================================================================
Units outstanding:
   Variflex qualified                    2,898,845          1,518,241        2,405,669        2,660,044        1,431,542
   Variflex nonqualified                   577,087            290,688          669,154          119,222          369,013
   Variflex ES                               1,136                 19              316              852              703
                                   --------------------------------------------------------------------------------------
Total units                              3,477,068          1,808,948        3,075,139        2,780,117        1,801,258
                                   ======================================================================================
Unit value
   Variflex qualified              $         59.60   $          20.66   $        37.29   $        54.62   $        23.25
   Variflex nonqualified           $         59.55   $          20.66   $        37.28   $        54.62   $        23.25
   Variflex ES                     $         19.55   $          21.26   $        29.55   $        56.03   $        14.10

Mutual funds, at cost              $   229,458,459   $     31,866,788   $  114,766,976   $   84,484,745   $   41,397,444
Mutual fund shares                       9,331,687          2,077,688        4,738,311        3,095,333        3,087,854

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                                                                          SBL U.S.
                                                     SBL SMALL CAP    SBL SMALL CAP     INTERMEDIATE      VAN KAMPEN
                                    SBL SELECT 25       GROWTH            VALUE             BOND         LIT COMSTOCK
                                   -------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value   $   20,997,055   $   20,077,254   $    53,668,720   $   53,596,208   $     3,290,588
                                   -------------------------------------------------------------------------------------
Total assets                           20,997,055       20,077,254        53,668,720       53,596,208         3,290,588
                                   -------------------------------------------------------------------------------------
Net assets                         $   20,997,055   $   20,077,254   $    53,668,720   $   53,596,208   $     3,290,588
                                   =====================================================================================
Net assets:
   Accumulation assets                 20,986,444       20,072,818        53,502,519       53,392,186         3,290,588
   Annuity assets                          10,611            4,436           166,201          204,022                 -
                                   -------------------------------------------------------------------------------------
Net assets                         $   20,997,055   $   20,077,254   $    53,668,720   $   53,596,208   $     3,290,588
                                   =====================================================================================
Units outstanding:
   Variflex qualified                   2,210,240        1,426,670         1,790,016        1,288,993           338,752
   Variflex nonqualified                  589,251          112,239           193,234          433,503            23,974
   Variflex ES                              2,237            1,417               801              131                 -
                                   -------------------------------------------------------------------------------------
Total units                             2,801,728        1,540,325         1,984,051        1,722,627           362,726
                                   =====================================================================================

Unit value
   Variflex qualified              $         7.50   $        13.03   $         27.05   $        31.12   $          9.07
   Variflex nonqualified           $         7.50   $        13.03   $         27.05   $        31.10   $          9.07
   Variflex ES                     $         7.66   $        13.36   $         27.58   $        16.75   $             -

Mutual funds, at cost              $   23,159,215   $   21,716,555   $    34,827,924   $   50,719,808   $     3,758,652
Mutual fund shares                      2,461,554        1,382,731         1,944,519        4,378,775           325,801

See accompanying notes.

                                    Variflex

                               December 31, 2009

                                                        VAN KAMPEN
                                     VAN KAMPEN       UIF EQUITY AND
                                   LIT GOVERNMENT         INCOME
                                 ----------------------------------------
Assets:
Mutual funds, at market value    $      4,608,159   $          8,329,718
                                 ----------------------------------------
Total assets                            4,608,159              8,329,718
                                 ----------------------------------------
Net assets                       $      4,608,159   $          8,329,718
                                 ========================================
Net assets:
   Accumulation assets                  4,608,159              8,329,718
   Annuity assets                               -                      -
                                 ----------------------------------------
Net assets                       $      4,608,159   $          8,329,718
                                 ========================================
Units outstanding:
   Variflex qualified                     364,359                707,130
   Variflex nonqualified                   58,942                 77,569
   Variflex ES                                  -                      -
                                 ----------------------------------------
Total units                               423,302                784,698
                                 ========================================
Unit value
   Variflex qualified            $          10.89   $              10.62
   Variflex nonqualified         $          10.89   $              10.62
   Variflex ES                   $              -   $                  -
Mutual funds, at cost            $      4,747,635   $          8,280,231
Mutual fund shares                        524,847                650,759

See accompanying notes.

                                    Variflex

                            Statements of Operations

                          Year Ended December 31, 2009

                                                             AIM V.I.       AIM V.I.        AIM V.I.        AIM V.I.
                                              AIM V.I.       CAPITAL         GLOBAL       GLOBAL REAL    INTERNATIONAL
                                             BASIC VALUE    DEVELOPMENT    HEALTH CARE      ESTATE          GROWTH
                                           -----------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                  $     100,983  $            -  $       7,366  $           -  $       202,691
   Expenses:
     Mortality and expense risk charge           (96,083)       (199,025)       (23,917)       (70,431)        (160,417)
     Other expense charge                         (2,129)           (459)          (414)          (942)            (978)
                                           -----------------------------------------------------------------------------
Net investment income (loss)                       2,771        (199,484)       (16,965)       (71,373)          41,296

Net realized and unrealized capital gain
   (loss) on investments:
                                                       -               -              -              -                -
    Capital gains distributions
    Realized capital gain (loss) on
       sales of fund shares                   (2,378,586)     (6,602,420)      (188,079)    (1,602,342)      (1,117,855)

     Change in unrealized
       appreciation/depreciation on
       investments during the year             5,323,009      12,333,017        682,513      3,233,256        4,934,787
                                           -----------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                       2,944,423       5,730,597        494,434      1,630,914        3,816,932
                                           -----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                              $   2,947,194  $    5,531,113  $     477,469  $   1,559,541  $     3,858,228
                                           =============================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                               AIM V.I.     AMERICAN      AMERICAN     DREYFUS IP     DREYFUS VIF
                                               MID CAP      CENTURY       CENTURY      TECHNOLOGY    INTERNATIONAL
                                             CORE EQUITY    VP ULTRA      VP VALUE       GROWTH          VALUE
                                            -----------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                   $     53,529  $     5,291  $    502,918  $      18,273  $      291,181
   Expenses:
     Mortality and expense risk charge           (59,469)     (57,571)     (119,954)      (110,592)        (97,152)
     Other expense charge                           (776)        (689)       (1,032)          (428)           (738)
                                            -----------------------------------------------------------------------
Net investment income (loss)                      (6,716)     (52,969)      381,932        (92,747)        193,291

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                  67,470            -             -              -               -
     Realized capital gain (loss) on sales
       of fund shares                           (530,945)    (338,930)     (832,945)      (829,364)     (1,595,678)
     Change in unrealized
       appreciation/depreciation on
       investments during the year             1,774,944    1,931,517     2,558,485      4,957,765       3,349,066
                                            -----------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                       1,311,469    1,592,587     1,725,540      4,128,401       1,753,388
                                            -----------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                               $  1,304,753  $ 1,539,618  $  2,107,472  $   4,035,654  $    1,946,679
                                            =======================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                           LEGG MASON       LEGG MASON
                                          CLEARBRIDGE        WESTERN
                                            VARIABLE      ASSET VARIABLE      MFS VIT
                                           AGGRESSIVE         SMALL          RESEARCH       MFS VIT TOTAL      MFS VIT
                                            GROWTH          CAP GROWTH     INTERNATIONAL       RETURN         UTILITIES
                                         ---------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                $            -  $             -  $      174,321  $       175,400  $      473,428
   Expenses:
     Mortality and expense risk charge          (46,393)         (10,377)       (126,211)         (67,619)       (118,700)
     Other expense charge                          (175)             (87)           (229)            (949)           (739)
                                         ---------------------------------------------------------------------------------
Net investment income (loss)                    (46,568)         (10,464)         47,881          106,832         353,989

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                      -                -               -                -               -
     Realized capital gain (loss) on
        sales of fund shares                 (1,444,314)        (180,741)     (1,280,643)        (257,048)     (1,926,727)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            2,487,207          480,041       4,465,913        1,053,206       4,173,267
                                         ---------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                 1,042,893          299,300       3,185,270          796,158       2,246,540
                                         ---------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                       $      996,325  $       288,836  $    3,233,151  $       902,990  $    2,600,529
                                         =================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                            NEUBERGER      OPPENHEIMER
                                              BERMAN       MAIN STREET       PIMCO         PIMCO VIT          PIMCO VIT
                                           AMT SOCIALLY     SMALL CAP       VIT ALL      COMMODITYREAL    FOREIGN BOND (U.S.
                                            RESPONSIVE       FUND/VA         ASSET      RETURN STRATEGY     DOLLAR-HEDGED)
                                         ------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                $      762,567  $       19,853  $    356,900  $        137,966  $           119,212
   Expenses:
     Mortality and expense risk charge         (473,219)        (36,664)      (58,388)          (27,581)             (42,756)
     Other expense charge                        (2,364)           (473)         (287)             (190)                (812)
                                         ------------------------------------------------------------------------------------
Net investment income (loss)                    286,984         (17,284)      298,225           110,195               75,644

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                      -               -             -           222,510              393,590
     Realized capital gain (loss) on
       sales of fund shares                  (2,494,908)       (390,653)     (231,575)         (543,203)             (35,525)
     Change in unrealized
       appreciation/depreciation on
       investments during the year           12,446,748       1,298,208       820,769           987,643               16,191
                                         ------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                 9,951,840         907,555       589,194           666,950              374,256
                                         ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                       $   10,238,824  $      890,271  $    887,419  $        777,145  $           449,900
                                         ====================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                                                                                RYDEX
                                         PIMCO VIT LOW     PIMCO VIT REAL       ROYCE        VT ALL-CAP        SBL ALL
                                          DURATION            RETURN          MICRO-CAP     OPPORTUNITY       CAP VALUE
                                        ----------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions               $        339,818  $        838,749  $          -  $         5,942  $            -
   Expenses:
     Mortality and expense risk charge          (118,993)         (329,936)      (46,518)         (79,013)       (978,683)
     Other expense charge                         (3,639)             (945)         (310)            (370)         (6,650)
                                        ----------------------------------------------------------------------------------
Net investment income (loss)                     217,186           507,868       (46,828)         (73,441)       (985,333)

Net realized and unrealized capital
gain (loss) on investments:
     Capital gains distributions                 558,183         1,178,521             -                -               -
     Realized capital gain (loss) on
       sales of fund shares                      (26,810)         (316,916)     (474,220)      (1,118,375)     (3,018,368)
     Change in unrealized
       appreciation/depreciation on
       investments during the year               344,657         2,820,290     2,260,133        2,716,311      25,326,420
                                        ----------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                    876,030         3,681,895     1,785,913        1,597,936      22,308,052
                                        ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                      $      1,093,216  $      4,189,763  $  1,739,085  $     1,524,495  $   21,322,719
                                        ==================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                           SBL ALPHA     SBL ENHANCED
                                          OPPORTUNITY       INDEX        SBL EQUITY     SBL GLOBAL     SBL HIGH YIELD
                                        -------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions               $            -  $           -  $           -  $            -  $              -
   Expenses:
     Mortality and expense risk charge        (106,557)      (270,694)    (1,633,715)     (2,028,182)         (224,607)
     Other expense charge                         (731)        (2,857)       (11,752)        (11,393)           (2,238)
                                        -------------------------------------------------------------------------------
Net investment income (loss)                  (107,288)      (273,551)    (1,645,467)     (2,039,575)         (226,845)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                     -              -              -               -                 -
     Realized capital gain (loss) on
       sales of fund shares                 (1,402,650)    (1,345,787)   (14,279,573)      2,038,062           (76,754)
     Change in unrealized
       appreciation/depreciation on
       investments during the year           3,437,209      6,691,043     49,712,348      27,312,073         9,799,291
                                        -------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                2,034,559      5,345,256     35,432,775      29,350,135         9,722,537
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                      $    1,927,271  $   5,071,705  $  33,787,308  $   27,310,560  $      9,495,692
                                        ===============================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                                         SBL MANAGED
                                         SBL LARGE CAP      ASSET       SBL MID CAP       SBL MID
                                             VALUE        ALLOCATION      GROWTH         CAP VALUE    SBL MONEY MARKET
                                        --------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions               $            -  $           -  $           -  $            -  $              -
   Expenses:
     Mortality and expense risk charge      (2,255,903)      (419,648)    (1,225,859)     (1,552,135)         (627,197)
     Other expense charge                       (8,820)        (4,116)        (9,962)         (9,350)           (5,819)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                (2,264,723)      (423,764)    (1,235,821)     (1,561,485)         (633,016)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                     -              -              -               -                 -
     Realized capital gain (loss) on
       sales of fund shares                (11,773,301)      (403,939)    (5,204,049)      4,867,742           812,427
     Change in unrealized
       appreciation/depreciation on
       investments during the year          55,167,254      8,024,989     41,680,996      42,003,083          (979,230)
                                        --------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments               43,393,953      7,621,050     36,476,947      46,870,825          (166,803)
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                      $   41,129,230  $   7,197,286  $  35,241,126  $   45,309,340  $       (799,819)
                                        ================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                                                                           SBL U.S.
                                                         SBL SMALL CAP   SBL SMALL CAP   INTERMEDIATE   VAN KAMPEN LIT
                                         SBL SELECT 25      GROWTH          VALUE            BOND          COMSTOCK
                                        -------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions               $            -  $            -  $            -  $           -  $       124,669
   Expenses:
     Mortality and expense risk charge        (221,906)       (207,517)       (518,263)      (580,671)         (33,812)
     Other expense charge                       (3,280)         (1,582)         (4,531)        (6,166)            (459)
                                        -------------------------------------------------------------------------------
Net investment income (loss)                  (225,186)       (209,099)       (522,794)      (586,837)          90,398

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                     -               -               -              -                -
     Realized capital gain (loss) on
       sales of fund shares                 (1,656,427)     (1,269,696)        736,243        175,686         (410,266)
     Change in unrealized
       appreciation/depreciation on
       investments during the year           7,088,096       6,523,711      18,128,949      3,650,973          983,467
                                        -------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                5,431,669       5,254,015      18,865,192      3,826,659          573,201
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                      $    5,206,483  $    5,044,916  $   18,342,398  $   3,239,822  $       663,599
                                        ===============================================================================

 See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2009

                                            VAN KAMPEN LIT     VAN KAMPEN UIF
                                              GOVERNMENT      EQUITY AND INCOME
                                           -------------------------------------
Investment income (loss):
   Dividend distributions                  $       336,347  $           181,384
   Expenses:
     Mortality and expense risk charge             (62,796)             (78,084)
     Other expense charge                             (394)                (817)
                                           -------------------------------------
Net investment income (loss)                       273,157              102,483

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                         -                    -
     Realized capital gain (loss) on sales
       of fund shares                              (56,349)            (209,275)
     Change in unrealized
       appreciation/depreciation on
       investments during the year                (246,316)           1,452,226
                                           -------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                          (302,665)           1,242,951
                                           -------------------------------------
Net increase (decrease) in net assets from
   operations                              $       (29,508) $         1,345,434
                                           =====================================

See accompanying notes.

                                    Variflex

                      Statements of Changes in Net Assets

                     Years Ended December 31, 2009 and 2008

                                           AIM V.I. BASIC VALUE       AIM V.I. CAPITAL DEVELOPMENT
                                           2009           2008           2009            2008
                                       -------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       2,771  $    (80,981) $     (199,484) $      (327,676)
     Capital gains distributions                   -     2,246,172               -        3,500,275
     Realized capital gain (loss) on
       sales of fund shares               (2,378,586)     (804,132)     (6,602,420)      (2,035,939)
     Change in unrealized
       appreciation/depreciation on
       investments during the year         5,323,009    (9,064,934)     12,333,017      (17,340,497)
                                       -------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                2,947,194    (7,703,875)      5,531,113      (16,203,837)

   From contract owner transactions:
     Variable annuity deposits               592,315     1,155,039         834,086        2,268,925
     Contract owner maintenance
       charges                                (4,978)       (6,599)         (9,799)         (13,650)
     Terminations and withdrawals           (561,435)   (1,399,047)       (996,591)      (2,827,669)
     Transfers between subaccounts,
       net                                     8,418        45,152      (6,591,794)        (733,342)
     Mortality adjustment                          -             -               -                -
                                       -------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             34,320      (205,455)     (6,764,098)      (1,305,736)
                                       -------------------------------------------------------------
Net increase (decrease) in net assets      2,981,514    (7,909,330)     (1,232,985)     (17,509,573)
Net assets at beginning of year            6,951,974    14,861,304      17,167,035       34,676,608
                                       -------------------------------------------------------------
Net assets at end of year              $   9,933,488  $  6,951,974  $   15,934,050  $    17,167,035
                                       =============================================================



                                        AIM V.I. GLOBAL HEALTH CARE    AIM V.I. GLOBAL REAL ESTATE
                                           2009           2008            2009             2008
                                       ------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $    (16,965) $       (26,018) $     (71,373) $     411,273
     Capital gains distributions                  -          457,992              -        809,971
     Realized capital gain (loss) on
       sales of fund shares                (188,079)         (22,691)    (1,602,342)      (972,936)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          682,513       (1,151,491)     3,233,256     (5,387,130)
                                       ------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 477,469         (742,208)     1,559,541     (5,138,822)

   From contract owner transactions:
     Variable annuity deposits              261,132          292,661        509,819        839,233
     Contract owner maintenance
       charges                               (3,627)          (3,082)        (7,428)        (8,379)
     Terminations and withdrawals          (183,244)        (179,376)      (564,059)    (1,267,983)
     Transfers between subaccounts,
       net                                   56,735         (386,529)      (450,302)    (1,248,908)
     Mortality adjustment                         -                -              -              -
                                       ------------------------------------------------------------

   Net increase (decrease) in net
     assets from contract owner
     transactions                           130,996         (276,326)      (511,970)    (1,686,037)
                                       ------------------------------------------------------------
Net increase (decrease) in net assets       608,465       (1,018,534)     1,047,571     (6,824,859)
Net assets at beginning of year           1,793,038        2,811,572      5,941,943     12,766,802
                                       ------------------------------------------------------------
Net assets at end of year              $  2,401,503  $     1,793,038  $   6,989,514  $   5,941,943
                                       ============================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                        AIM V.I. INTERNATIONAL GROWTH    AIM V.I. MID CAP CORE  EQUITY
                                             2009           2008            2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       41,296   $    (133,013)  $        (6,716)  $      13,826
     Capital gains distributions                    -         227,954            67,470         649,472
     Realized capital gain (loss) on
       sales of fund shares                (1,117,855)     (1,272,599)         (530,945)       (180,227)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          4,934,787      (8,038,616)        1,774,944      (2,147,505)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 3,858,228      (9,216,274)        1,304,753      (1,664,434)
   From contract owner transactions:
     Variable annuity deposits                877,324       1,228,446           429,212         409,395
     Contract owner maintenance
       charges                                 (8,544)        (11,567)           (4,593)         (3,691)
     Terminations and withdrawals          (1,482,955)     (2,387,439)         (581,453)       (891,400)
     Transfers between subaccounts,
       net                                  2,587,275       1,585,429           468,725         896,765
     Mortality adjustment                           -               -                 -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           1,973,100         414,869           311,891         411,069
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       5,831,328      (8,801,405)        1,616,644      (1,253,365)
Net assets at beginning of year            11,912,053      20,713,458         4,413,933       5,667,298
                                       -----------------------------------------------------------------
Net assets at end of year              $   17,743,381   $  11,912,053   $     6,030,577   $   4,413,933
                                       =================================================================

                                          AMERICAN CENTURY VP ULTRA        AMERICAN CENTURY VP VALUE
                                           2009              2008             2009            2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (52,969)  $     (56,886)  $       381,932   $      84,259
     Capital gains distributions                    -         888,347                 -       1,074,423
     Realized capital gain (loss) on
       sales of fund shares                  (338,930)     (1,127,311)         (832,945)       (752,472)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          1,931,517      (2,288,469)        2,558,485      (3,085,993)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 1,539,618      (2,584,319)        2,107,472      (2,679,783)
   From contract owner transactions:
     Variable annuity deposits                531,422         581,701         1,042,451       1,269,097
     Contract owner maintenance
       charges                                 (8,808)         (8,791)          (13,100)        (12,821)
     Terminations and withdrawals            (644,763)       (952,434)       (1,212,783)     (1,438,541)
     Transfers between subaccounts,
       net                                  2,765,047        (940,829)        3,308,482       1,159,284
     Mortality adjustment                           -               -                 -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           2,642,898      (1,320,353)        3,125,050         977,019
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       4,182,516      (3,904,672)        5,232,522      (1,702,764)
Net assets at beginning of year             2,795,946       6,700,618         7,985,130       9,687,894
                                       -----------------------------------------------------------------
Net assets at end of year              $    6,978,462   $   2,795,946   $    13,217,652   $   7,985,130
                                       =================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                        DREYFUS IP TECHNOLOGY GROWTH    DREYFUS VIF INTERNATIONAL VALUE
                                            2009           2008              2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (92,747)  $    (114,104)  $       193,291   $     124,590
     Capital gains distributions                    -               -                 -       2,267,439
     Realized capital gain (loss) on
       sales of fund shares                  (829,364)       (771,359)       (1,595,678)     (1,177,954)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          4,957,765      (4,445,599)        3,349,066      (6,520,696)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 4,035,654      (5,331,062)        1,946,679      (5,306,621)
   From contract owner
     transactions:
     Variable annuity deposits                430,012         709,083           809,067       1,161,251
     Contract owner maintenance
       charges                                 (6,313)         (5,247)           (9,171)        (10,996)
     Terminations and withdrawals            (422,028)       (839,469)         (873,323)     (1,105,476)
     Transfers between subaccounts,
       net                                     22,646       7,751,337           (83,969)       (907,654)
     Mortality adjustment                           -               -                 -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              24,317       7,615,704          (157,396)       (862,875)
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       4,059,971       2,284,642         1,789,283      (6,169,496)
Net assets at beginning of year             8,269,490       5,984,848         8,127,162      14,296,658
                                       -----------------------------------------------------------------
Net assets at end of year              $   12,329,461   $   8,269,490   $     9,916,445   $   8,127,162
                                       =================================================================

                                          LEGG MASON CLEARBRIDGE            LEGG MASON WESTERN ASSET
                                         VARIABLE AGGRESSIVE GROWTH        VARIABLE SMALL CAP GROWTH
                                           2009             2008             2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (46,568)  $     (64,061)  $       (10,464)  $     (11,139)
     Capital gains distributions                    -               -                 -          35,427
     Realized capital gain (loss) on
       sales of fund shares                (1,444,314)       (124,908)         (180,741)       (189,544)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          2,487,207      (2,559,192)          480,041        (414,357)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   996,325      (2,748,161)          288,836        (579,613)
   From contract owner
     transactions:
     Variable annuity deposits                436,416         502,770           111,714         129,867
     Contract owner maintenance
       charges                                 (4,025)         (4,421)             (990)           (706)
     Terminations and withdrawals            (549,681)       (779,005)         (135,283)        (78,256)
     Transfers between subaccounts,
       net                                 (2,941,695)      5,379,742          (470,334)      1,035,462
     Mortality adjustment                           -               -                 -               -
                                       -----------------------------------------------------------------

   Net increase (decrease) in net
     assets from contract owner
     transactions                          (3,058,985)      5,099,086          (494,893)      1,086,367
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets      (2,062,660)      2,350,925          (206,057)        506,754
Net assets at beginning of year             5,145,491       2,794,566         1,036,833         530,079
                                       -----------------------------------------------------------------
Net assets at end of year              $    3,082,831   $   5,145,491   $       830,776   $   1,036,833
                                       =================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                        MFS VIT RESEARCH INTERNATIONAL         MFS VIT TOTAL RETURN
                                           2009             2008              2009            2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       47,881   $      (94,884)  $      106,832   $      84,431
     Capital gains distributions                    -          285,697                -         320,632
     Realized capital gain (loss) on
       sales of fund shares                (1,280,643)        (663,716)        (257,048)       (194,595)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          4,465,913       (6,210,266)       1,053,206      (1,526,066)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 3,233,151       (6,683,169)         902,990      (1,315,598)
   From contract owner
     transactions:
     Variable annuity deposits                564,952          756,411          494,281         424,458
     Contract owner maintenance
       charges                                 (6,787)          (6,299)          (5,747)         (3,339)
     Terminations and withdrawals            (868,853)      (1,082,585)        (787,863)       (674,318)
     Annuity payments                               -                -                -               -
     Transfers between subaccounts,
       net                                   (526,639)       8,901,040        1,366,929       1,056,766
     Mortality adjustment                           -                -                -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (837,327)       8,568,567        1,067,600         803,567
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       2,395,824        1,885,398        1,970,590        (512,031)
Net assets at beginning of year             8,843,023        6,957,625        4,804,057       5,316,088
                                       -----------------------------------------------------------------
Net assets at end of year              $   11,238,847   $    8,843,023   $    6,774,647   $   4,804,057
                                       =================================================================


                                                                          NEUBERGER BERMAN AMT SOCIALLY
                                               MFS VIT UTILITIES                  RESPONSIVE
                                            2009             2008            2009              2008
                                       ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      353,989   $       46,777   $      286,984   $      355,581
     Capital gains distributions                    -        3,833,666                -        4,216,566
     Realized capital gain (loss) on
       sales of fund shares                (1,926,727)      (3,852,481)      (2,494,908)         (45,861)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          4,173,267       (9,770,508)      12,446,748      (31,286,090)
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 2,600,529       (9,742,546)      10,238,824      (26,759,804)
   From contract owner
     transactions:
     Variable annuity deposits                716,152        1,770,431        1,499,086        2,504,963
     Contract owner maintenance
       charges                                 (9,276)         (16,349)         (44,048)         (52,706)
     Terminations and withdrawals            (915,192)      (1,682,730)      (4,302,465)      (6,496,202)
     Annuity payments                               -                -                -                -
     Transfers between subaccounts,
       net                                 (1,652,624)      (8,986,452)      (2,007,827)      (1,554,222)
     Mortality adjustment                           -                -              866           (1,209)
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                          (1,860,940)      (8,915,100)      (4,854,388)      (5,599,376)
                                       ------------------------------------------------------------------
Net increase (decrease) in net assets         739,589      (18,657,646)       5,384,436      (32,359,180)
Net assets at beginning of year            10,378,812       29,036,458       38,355,367       70,714,547
                                       ------------------------------------------------------------------
Net assets at end of year              $   11,118,401   $   10,378,812   $   43,739,803   $   38,355,367
                                       ==================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                        OPPENHEIMER MAIN STREET SMALL
                                                CAP FUND/VA                    PIMCO VIT ALL ASSET
                                            2009            2008             2009              2008
                                       ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (17,284)  $      (34,309)  $      298,225   $      253,343
     Capital gains distributions                    -          199,388                -           14,839
     Realized capital gain (loss) on
       sales of fund shares                  (390,653)        (331,189)        (231,575)        (119,525)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          1,298,208       (1,530,437)         820,769       (1,103,288)
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   890,271       (1,696,547)         887,419         (954,631)
   From contract owner
     transactions:
     Variable annuity deposits                307,056          473,795          239,804          362,432
     Contract owner maintenance
       charges                                 (4,397)          (4,219)          (6,019)          (3,608)
     Terminations and withdrawals            (395,835)        (413,551)        (812,204)        (843,665)
     Transfers between subaccounts,
       net                                    (81,094)          46,491          894,589          628,514
     Mortality adjustment                           -                -                -                -
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (174,270)         102,516          316,170          143,673
                                       ------------------------------------------------------------------
Net increase (decrease) in net assets         716,001       (1,594,031)       1,203,589         (810,958)
Net assets at beginning of year             2,837,793        4,431,824        4,474,716        5,285,674
                                       ------------------------------------------------------------------
Net assets at end of year              $    3,553,794   $    2,837,793   $    5,678,305   $    4,474,716
                                       ==================================================================

                                                  PIMCO VIT                PIMCO VIT FOREIGN BOND (U.S.
                                         COMMODITYREALRETURN STRATEGY            DOLLAR-HEDGED)
                                            2009             2008            2009              2008
                                       ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      110,195   $      154,204   $       75,644   $      62,694
     Capital gains distributions              222,510           31,684          393,590               -
     Realized capital gain (loss) on
       sales of fund shares                  (543,203)      (1,499,735)         (35,525)        (35,825)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            987,643       (2,005,677)           16,191       (194,621)
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   777,145       (3,319,524)          449,900       (167,752)
   From contract owner
     transactions:
     Variable annuity deposits                218,935          384,364          171,968         205,371
     Contract owner maintenance
       charges                                 (2,805)          (2,678)          (1,566)         (1,383)
     Terminations and withdrawals            (242,846)        (633,828)        (697,249)       (524,358)
     Transfers between subaccounts,
       net                                     67,127        4,213,989          211,486       2,071,073
     Mortality adjustment                           -                -                -               -
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              40,411        3,961,847        (315,361)       1,750,703
                                       ------------------------------------------------------------------
Net increase (decrease) in net assets         817,556          642,323          134,539       1,582,951
Net assets at beginning of year             1,970,830        1,328,507        3,915,865       2,332,914
                                       ------------------------------------------------------------------
Net assets at end of year              $    2,788,386   $    1,970,830   $     4,050,404  $   3,915,865
                                       ==================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                            PIMCO VIT LOW DURATION           PIMCO VIT REAL RETURN
                                            2009             2008            2009            2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      217,186   $      169,377   $      507,868   $     528,721
     Capital gains distributions              558,183          124,028        1,178,521          38,336
     Realized capital gain (loss) on
       sales of fund shares                   (26,810)         (21,212)        (316,916)       (311,450)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            344,657         (388,242)       2,820,290      (2,910,221)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 1,093,216         (116,049)       4,189,763      (2,654,614)
   From contract owner transactions:
     Variable annuity deposits                408,786          364,472        1,884,171       1,785,082
     Contract owner maintenance
       charges                                 (2,510)          (8,119)         (14,353)        (17,456)
     Terminations and withdrawals          (2,029,628)      (1,531,868)      (4,379,799)     (3,536,683)
     Transfers between subaccounts,
       net                                  4,680,370        5,089,810        3,952,767      12,186,791
     Mortality adjustment                           -                -                -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           3,057,018        3,914,295        1,442,786      10,417,734
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       4,150,234        3,798,246        5,632,549       7,763,120
Net assets at beginning of year             8,033,729        4,235,483       24,910,166      17,147,046
                                       -----------------------------------------------------------------
Net assets at end of year              $   12,183,963   $    8,033,729   $   30,542,715   $  24,910,166
                                       =================================================================

                                               ROYCE MICRO-CAP            RYDEX VT ALL-CAP OPPORTUNITY
                                            2009              2008           2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (46,828)  $       61,337   $      (73,441)  $    (133,431)
     Capital gains distributions                    -          488,267                -          27,840
     Realized capital gain (loss) on
       sales of fund shares                  (474,220)        (501,945)      (1,118,375)     (1,353,542)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          2,260,133       (2,544,429)       2,716,311      (4,303,978)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 1,739,085       (2,496,770)       1,524,495      (5,763,111)
   From contract owner transactions:
     Variable annuity deposits                371,540          428,684          437,353         720,693
     Contract owner maintenance
       charges                                 (3,360)          (3,997)          (4,786)         (5,980)
     Terminations and withdrawals            (311,360)        (522,140)        (525,825)     (1,323,258)
     Transfers between subaccounts,
       net                                    963,591           (8,751)      (1,129,507)      1,777,172
     Mortality adjustment                           -                -                -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           1,020,411         (106,204)      (1,222,765)      1,168,627
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       2,759,496       (2,602,974)         301,730      (4,594,484)
Net assets at beginning of year             2,956,265        5,559,239        6,956,254      11,550,738
                                       -----------------------------------------------------------------
Net assets at end of year              $    5,715,761   $    2,956,265   $    7,257,984   $   6,956,254
                                       =================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                              SBL ALL CAP VALUE               SBL ALPHA OPPORTUNITY
                                            2009            2008              2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $     (985,333)  $   (1,538,636)  $     (107,288)  $    (190,382)
     Capital gains distributions                    -                -                -               -
     Realized capital gain (loss) on
       sales of fund shares                (3,018,368)       2,885,437       (1,402,650)       (349,389)
     Change in unrealized
       appreciation/depreciation on
       investments during the year         25,326,420      (60,452,724)       3,437,209      (6,228,739)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                21,322,719      (59,105,923)       1,927,271      (6,768,510)
   From contract owner transactions:
     Variable annuity deposits              3,811,485        7,869,579               83       1,166,554
     Contract owner maintenance
       charges                                (66,519)         (82,659)          (9,532)        (12,436)
     Terminations and withdrawals         (10,967,412)     (15,934,086)      (1,582,420)     (1,607,150)
     Transfers between subaccounts,
       net                                (11,578,330)      (3,828,401)      (2,189,415)      1,506,206
     Mortality adjustment                         893              542                -               -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                         (18,799,883)     (11,975,025)      (3,781,284)      1,053,174
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       2,522,836      (71,080,948)      (1,854,013)     (5,715,336)
Net assets at beginning of year            86,531,111      157,612,059       11,008,203      16,723,539
                                       -----------------------------------------------------------------
Net assets at end of year              $   89,053,947   $   86,531,111   $    9,154,190   $  11,008,203
                                       =================================================================

                                              SBL ENHANCED INDEX                   SBL EQUITY
                                             2009            2008            2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $    (273,551)  $     (393,667)  $  (1,645,467)  $    (2,491,779)
     Capital gains distributions                   -                -               -                 -
     Realized capital gain (loss) on
       sales of fund shares               (1,345,787)          16,045     (14,279,573)      (10,499,483)
     Change in unrealized
       appreciation/depreciation on
       investments during the year         6,691,043      (14,423,534)     49,712,348       (75,693,176)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                5,071,705      (14,801,156)     33,787,308       (88,684,438)
   From contract owner transactions:
     Variable annuity deposits             1,923,725        3,122,036       5,293,026         8,978,897
     Contract owner maintenance
       charges                               (32,166)         (43,285)       (162,283)         (204,619)
     Terminations and withdrawals         (2,860,747)      (4,590,653)    (15,513,429)      (27,675,264)
     Transfers between subaccounts,
       net                                (1,631,928)      (2,777,226)     (7,229,374)      (29,006,797)
     Mortality adjustment                       (118)               -           8,153             5,187
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                         (2,601,234)      (4,289,128)    (17,603,907)      (47,902,596)
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets      2,470,471      (19,090,284)     16,183,401      (136,587,034)
Net assets at beginning of year           23,129,448       42,219,732     135,111,867       271,698,901
                                       -----------------------------------------------------------------
Net assets at end of year              $  25,599,919   $   23,129,448   $ 151,295,268   $   135,111,867
                                       =================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                               SBL GLOBAL                        SBL HIGH YIELD
                                          2009              2008             2009              2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $  (2,039,575)  $   (3,198,534)  $    (226,845)  $      (213,448)
     Capital gains distributions                   -                -               -                 -
     Realized capital gain (loss) on
       sales of fund shares                2,038,062       13,389,752         (76,754)          417,199
     Change in unrealized
       appreciation/depreciation on
       investments during the year        27,312,073     (135,472,444)      9,799,291        (5,660,963)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations               27,310,560     (125,281,226)      9,495,692        (5,457,212)

From contract owner transactions:
     Variable annuity deposits             6,094,831       10,833,458         847,493         1,043,786
     Contract owner maintenance
       charges                              (120,273)        (147,658)        (12,504)          (12,948)
     Terminations and withdrawals        (19,809,705)     (34,585,585)     (2,550,252)       (3,470,131)
     Transfers between subaccounts,
       net                               (14,270,882)     (14,886,423)      2,223,258           228,607
     Mortality adjustment                      4,426              622               -                 -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                        (28,101,603)     (38,785,586)        507,995        (2,210,686)
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets       (791,043)    (164,066,812)     10,003,687        (7,667,898)
Net assets at beginning of year          179,625,826      343,692,638      13,800,790        21,468,688
                                       -----------------------------------------------------------------
Net assets at end of year              $ 178,834,783   $  179,625,826   $  23,804,477   $    13,800,790
                                       =================================================================

                                             SBL LARGE CAP VALUE          SBL MANAGED ASSET ALLOCATION
                                             2009           2008             2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $  (2,264,723)  $   (3,431,631)  $    (423,764)  $      (577,845)
     Capital gains distributions                   -                -               -                 -
     Realized capital gain (loss) on
       sales of fund shares              (11,773,301)      (2,449,683)       (403,939)        1,125,334
     Change in unrealized
       appreciation/depreciation on
       investments during the year        55,167,254     (119,200,265)      8,024,989       (15,551,702)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations               41,129,230     (125,081,579)      7,197,286       (15,004,213)

   From contract owner transactions:
     Variable annuity deposits             5,502,512        8,763,435       1,756,411         3,102,529
     Contract owner maintenance
       charges                              (139,901)        (160,761)        (29,373)          (32,311)
     Terminations and withdrawals        (21,165,139)     (35,958,140)     (5,409,506)       (6,700,943)
     Transfers between subaccounts,
       net                                (9,534,424)     (12,994,942)     (2,495,500)       (1,032,531)
     Mortality adjustment                     18,071            8,231           2,402              (467)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                        (25,318,881)     (40,342,177)     (6,175,566)       (4,663,723)
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets     15,810,349     (165,423,756)      1,021,720       (19,667,936)
Net assets at beginning of year          191,353,109      356,776,865      36,355,886        56,023,822
                                       -----------------------------------------------------------------
Net assets at end of year              $ 207,163,458   $  191,353,109   $  37,377,606   $    36,355,886
                                       =================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                             SBL MID CAP GROWTH               SBL MID CAP VALUE
                                            2009           2008             2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $  (1,235,821)  $   (1,754,466)  $  (1,561,485)  $    (1,937,337)
     Capital gains distributions                   -                -               -                 -
     Realized capital gain (loss) on
       sales of fund shares               (5,204,049)         203,219       4,867,742        10,640,404
     Change in unrealized
       appreciation/depreciation on
       investments during the year        41,680,996      (65,420,207)     42,003,083       (62,270,728)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations               35,241,126      (66,971,454)     45,309,340       (53,567,661)
   From contract owner
     transactions:
     Variable annuity deposits             4,934,864        8,325,655       6,365,942         9,686,572
     Contract owner maintenance
       charges                              (115,610)        (135,952)       (111,538)         (132,091)
     Terminations and withdrawals        (12,789,665)     (18,179,042)    (14,747,857)      (17,856,707)
     Transfers between subaccounts,
       net                                (5,946,225)     (13,101,868)     (6,744,360)      (13,314,781)
     Mortality adjustment                      1,072             (655)             18                 -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                        (13,915,564)     (23,091,862)    (15,237,795)      (21,617,007)
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets     21,325,562      (90,063,316)     30,071,545       (75,184,668)
Net assets at beginning of year           93,341,571      183,404,887     121,754,521       196,939,189
                                       -----------------------------------------------------------------
Net assets at end of year              $ 114,667,133   $   93,341,571   $ 151,826,066   $   121,754,521
                                       =================================================================

                                               SBL MONEY MARKET                  SBL SELECT 25
                                           2009             2008             2009            2008
                                       ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $    (633,016)  $     (694,571)  $    (225,186)  $     (316,324)
     Capital gains distributions                   -                -               -                 -
     Realized capital gain (loss) on
       sales of fund shares                  812,427        1,127,545      (1,656,427)        (644,500)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          (979,230)          18,328       7,088,096      (10,321,925)
                                       ----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 (799,819)         451,302       5,206,483      (11,282,749)
   From contract owner
     transactions:
     Variable annuity deposits             5,483,708        5,176,762       1,638,108        2,694,255
     Contract owner maintenance
       charges                               (39,395)         (41,826)        (43,457)         (49,485)
     Terminations and withdrawals        (22,555,900)     (29,256,964)     (2,884,141)      (3,697,447)
     Transfers between subaccounts,
       net                               (10,932,129)      52,182,549        (755,058)      (2,903,572)
     Mortality adjustment                      1,482              909             (31)               -
                                       ----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                        (28,042,234)      28,061,430      (2,044,579)      (3,956,249)
                                       ----------------------------------------------------------------
Net increase (decrease) in net assets    (28,842,053)      28,512,732       3,161,904      (15,238,998)
Net assets at beginning of year           70,713,354       42,200,622      17,835,151       33,074,149
                                       ----------------------------------------------------------------
Net assets at end of year              $  41,871,301   $   70,713,354   $  20,997,055   $   17,835,151
                                       ================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                             SBL SMALL CAP GROWTH            SBL SMALL CAP VALUE
                                             2009           2008            2009            2008
                                       ----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $    (209,099)  $     (319,173)  $     522,794)  $     (698,400)
     Capital gains distributions                   -                -               -                -
     Realized capital gain (loss) on
       sales of fund shares               (1,269,696)        (133,076)        736,243        3,173,418
     Change in unrealized
       appreciation/depreciation on
       investments during the year         6,523,711      (16,342,714)     18,128,949      (29,328,111)
                                       ----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                5,044,916      (16,794,963)     18,342,398      (26,853,093)
   From contract owner transactions:
     Variable annuity deposits             1,093,151        1,861,118       2,451,248        4,009,527
     Contract owner maintenance
       charges                               (21,051)         (26,166)        (40,703)         (46,962)
     Terminations and withdrawals         (2,013,218)      (3,430,278)     (5,190,321)      (6,284,645)
     Transfers between subaccounts,
       net                                (1,022,799)      (2,593,257)       (154,780)      (3,768,281)
     Mortality adjustment                         (9)               -              (9)               -
                                       ----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                         (1,963,926)      (4,188,583)     (2,934,565)      (6,090,361)
                                       ----------------------------------------------------------------
Net increase (decrease) in net assets      3,080,990      (20,983,546)     15,407,833      (32,943,454)
Net assets at beginning of year           16,996,264       37,979,810      38,260,887       71,204,341
                                       ----------------------------------------------------------------
Net assets at end of year              $  20,077,254   $   16,996,264   $  53,668,720   $   38,260,887
                                       ================================================================

                                         SBL U.S. INTERMEDIATE BOND         VAN KAMPEN LIT COMSTOCK
                                            2009            2008             2009             2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $    (586,837)  $   (657,164)    $      90,398   $        27,070
     Capital gains distributions                   -              -                 -           158,732
     Realized capital gain (loss) on
       sales of fund shares                  175,686        613,660          (410,266)         (157,862)
     Change in unrealized
       appreciation/depreciation on
       investments during the year         3,650,973     (5,291,345)          983,467        (1,384,754)
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                3,239,822     (5,334,849)          663,599        (1,356,814)
   From contract owner transactions:
     Variable annuity deposits             1,878,573      2,900,366           295,457           306,813
     Contract owner maintenance
       charges                               (38,590)       (38,864)           (2,243)           (2,489)
     Terminations and withdrawals         (7,026,603)    (7,915,166)         (439,193)         (372,777)
     Transfers between subaccounts,
       net                                 9,333,808     (2,033,233)          (34,061)          937,398
     Mortality adjustment                      4,398           (925)                -                 -
                                       -----------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                          4,151,586     (7,087,822)         (180,040)          868,945
                                       -----------------------------------------------------------------
Net increase (decrease) in net assets      7,391,408    (12,422,671)          483,559          (487,869)
Net assets at beginning of year           46,204,800     58,627,471         2,807,029         3,294,898
                                       -----------------------------------------------------------------
Net assets at end of year              $  53,596,208   $ 46,204,800     $   3,290,588   $     2,807,029
                                       =================================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2009 and 2008

                                                                                       VAN KAMPEN UIF EQUITY AND
                                                   VAN KAMPEN LIT GOVERNMENT                  INCOME
                                                      2009             2008             2009              2008
                                               --------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)              $       273,157   $      303,574   $      102,483   $        43,206
     Capital gains distributions                             -                -                -           150,265
     Realized capital gain (loss) on sales of
       fund shares                                     (56,349)         (94,633)        (209,275)         (275,787)
     Change in unrealized
       appreciation/depreciation on
       investments during the year                    (246,316)        (184,475)       1,452,226        (1,409,326)
                                               --------------------------------------------------------------------
   Net increase (decrease) in net assets from
     operations                                        (29,508)          24,466        1,345,434        (1,491,642)
   From contract owner transactions:
     Variable annuity deposits                         516,161          406,033          527,428           514,139
     Contract owner maintenance charges                 (4,663)          (5,646)          (4,002)           (3,443)
     Terminations and withdrawals                   (1,590,988)        (776,645)        (858,386)         (828,348)
     Transfers between subaccounts, net                349,306       (2,811,450)       1,853,038           438,954
     Mortality adjustment                                    -                -                -                 -
                                               --------------------------------------------------------------------
   Net increase (decrease) in net assets from
     contract owner transactions                      (730,184)      (3,187,708)       1,518,078           121,302
                                               --------------------------------------------------------------------
Net increase (decrease) in net assets                 (759,692)      (3,163,242)       2,863,512        (1,370,340)
Net assets at beginning of year                       5,367,851       8,531,093        5,466,206         6,836,546
                                               --------------------------------------------------------------------
Net assets at end of year                      $      4,608,159   $   5,367,851   $    8,329,718   $     5,466,206
                                               ====================================================================

See accompanying notes.

                                    Variflex

                         Notes to Financial Statements

                               December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Variflex (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts deposited may be invested in a designated series of mutual funds as follows:

                      SUBACCOUNT                                             MUTUAL FUND
-------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value                          AIM V.I. Basic Value Fund - Series II
AIM V.I. Capital Development                  AIM V.I. Capital Development Fund - Series II
AIM V.I. Global Health Care                   AIM V.I. Global Health Care Fund - Series I
AIM V.I. Global Real Estate                   AIM V.I. Real Estate Fund - Series I
AIM V.I. International Growth                 AIM V.I. International Growth Fund - Series II
AIM V.I. Mid Cap Core Equity                  AIM V.I. Mid Cap Core Equity Fund - Series II
American Century VP Ultra                     American Century VP Ultra Fund - Class II
American Century VP Value                     American Century VP Value Fund - Class II
Dreyfus IP Technology Growth                  Dreyfus IP Technology Growth Portfolio - Service Class
Dreyfus VIF International Value               Dreyfus VIF International Value Portfolio - Service Class
Legg Mason ClearBridgeVariable                Legg Mason ClearBridge Variable Aggressive Growth Portfolio -
   Aggressive Growth (3)                         Class II
Legg Mason Western Asset Variable Small       Legg Mason Western Asset Variable Small Cap Growth Portfolio -
   Cap Growth (3)                                Class I
MFS VIT Research International                MFS VIT Research International Series - Service Class
MFS VIT Total Return                          MFS VIT Total Return Series - Service Class
MFS VIT Utilities                             MFS VIT Utilities Series - Service Class
Neuberger Berman AMT Socially                 Neuberger Berman AMT Socially Responsive - Class S
   Responsive
Oppenheimer Main Street Small Cap             Oppenheimer Main Street Small Cap Fund/VA - Service Class
   Fund/VA
PIMCO VIT All Asset                           PIMCO VIT All Asset Portfolio - Administrative Class
PIMCO VIT CommodityRealReturn                 PIMCO VIT CommodityRealReturn Strategy Portfolio -
   Strategy                                      Administrative Class
PIMCO VIT Foreign Bond (U.S. Dollar-          PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
   Hedged)                                       Administrative Class
PIMCO VIT Low Duration                        PIMCO VIT Low Duration Portfolio - Administrative Class
PIMCO VIT Real Return                         PIMCO VIT Real Return Portfolio - Administrative Class
Royce Micro-Cap                               Royce Micro-Cap Portfolio
Rydex VT All-Cap Opportunity (2)              Rydex VT All-Cap Opportunity
SBL All Cap Value                             SBL Fund Series O (SBL All Cap Value)

                                    Variflex

            SUBACCOUNT                                            MUTUAL FUND
-----------------------------------------------------------------------------------------------------
SBL Alpha Opportunity (1)                       SBL Fund Series Z (SBL Alpha Opportunity)
SBL Enhanced Index                              SBL Fund Series H (SBL Enhanced Index)
SBL Equity                                      SBL Fund Series A (SBL Equity)
SBL Global                                      SBL Fund Series D (SBL Global)
SBL High Yield                                  SBL Fund Series P (SBL High Yield)
SBL Large Cap Value                             SBL Fund Series B (SBL Large Cap Value)
SBL Managed Asset Allocation                    SBL Fund Series N (SBL Managed Asset Allocation)
SBL Mid Cap Growth                              SBL Fund Series J (SBL Mid Cap Growth)
SBL Mid Cap Value                               SBL Fund Series V (SBL Mid Cap Value)
SBL Money Market                                SBL Fund Series C (SBL Money Market)
SBL Select 25                                   SBL Fund Series Y (SBL Select 25)
SBL Small Cap Growth                            SBL Fund Series X (SBL Small Cap Growth)
SBL Small Cap Value                             SBL Fund Series Q (SBL Small Cap Value)
SBL U.S. Intermediate Bond                      SBL Fund Series E (SBL U.S. Intermediate Bond)
Van Kampen LIT Comstock                         Van Kampen LIT Comstock Portfolio - Class II
Van Kampen LIT Government                       Van Kampen LIT Government Portfolio - Class II
Van Kampen UIF Equity and Income                Van Kampen UIF Equity and Income Portfolio - Class II

(1)   No longer available for investment.
(2)   Prior to May 1, 2009, this was Rydex VT Sector Rotation.
(3) Prior to November 2, 2009, these were Legg Mason Partners Variable Aggressive Growth and Legg Mason Partners Variable Small Cap Growth, respectively.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

AIM Funds Management Inc. has engaged Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland, GMbH, and Invesco Australia Limited to provide subadvisory services to AIM V.I. Basic Value Fund, AIM V.I. Capital Development Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. International Growth Fund, and AIM V.I. Mid Cap Core Equity Fund. American Century Investment Management, Inc. serves as investment advisor for American Century VP Ultra Fund and American Century VP Value Fund. The Dreyfus Corporation serves as investment advisor for Dreyfus IP Technology Growth Portfolio and Dreyfus VIF International Value Portfolio. Legg Mason Partners Fund Advisor, LLC has engaged ClearBridge Advisors, LLC to provide subadvisory services for Legg Mason ClearBridge Variable Aggressive Growth Portfolio and Legg Mason Western Asset Variable Small Cap Growth Portfolio. Massachusetts Financial Services Company serves as investment advisor for MFS VIT Research International Series, MFS VIT Total Return Series, and MFS VIT Utilities Series. Neuberger Berman Management LLC has engaged Neuberger Berman, LLC to

                                    Variflex
provide subadvisory services for Neuberger Berman AMT Socially Responsive Portfolio. OppenheimerFunds, Inc. serves as investment advisor for Oppenheimer Main Street Small Cap Fund/VA. Pacific Investment Management Company LLC serves as investment advisor for PIMCO VIT All Asset Portfolio, PIMCO VIT CommodityRealReturn Strategy Portfolio, PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration Portfolio, and PIMCO VIT Real Return Portfolio. Royce & Associates, LLC serves as investment advisor for Royce Micro-Cap Portfolio. Rydex Investments serves as investment advisor for Rydex VT All-Cap Opportunity. Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Investors, LLC (SI), a limited liability company controlled by its members and Security Benefit Corporation. SI serves as investment advisor for Series A (SBL Equity), Series B (SBL Large Cap Value), Series C (SBL Money Market), Series E (SBL U.S. Intermediate Bond), Series J (SBL Mid Cap Growth), Series O (SBL All Cap Value), Series P (SBL High Yield), Series Q (SBL Small Cap Value), Series V (SBL Mid Cap Value), Series Y (SBL Select 25), and Series X (SBL Small Cap Growth). SI has engaged Security Global Investors, LLC to provide subadvisory services for Series D (SBL Global); Northern Trust Investments, N.A. to provide subadvisory services for Series H (SBL Enhanced Index); T. Rowe Price Associates, Inc. to provide subadvisory services for Series N (SBL Managed Asset Allocation); and Security Global Investors, LLC and Mainstream Investment Advisors, LLC for Series Z (SBL Alpha Opportunity). Van Kampen Asset Management serves as investment advisor for Van Kampen LIT Comstock Portfolio and Van Kampen LIT Government Portfolio. Morgan Stanley Investment Management Inc. serves as investment advisor for Van Kampen UIF Equity and Income Portfolio.

The Account receives deposits from two types of variable annuity contracts issued by SBL: Variflex Variable Annuity (Variflex) and Variflex ES Variable Annuity (Variflex ES).

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

                                    Variflex

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2009 were as follows:
                                                     COST OF         PROCEEDS
SUBACCOUNT                                          PURCHASES       FROM SALES
-------------------------------------------------------------------------------
AIM V.I. Basic Value                              $  2,272,119  $    2,235,028
AIM V.I. Capital Development                         1,808,090       8,771,672
AIM V.I. Global Health Care                            641,512         527,481
AIM V.I. Global Real Estate                            846,474       1,429,817
AIM V.I. International Growth                        4,392,894       2,378,498
AIM V.I. Mid Cap Core Equity                         2,390,597       2,017,952
American Century VP Ultra                            3,873,095       1,283,166
American Century VP Value                            5,782,702       2,275,720
Dreyfus IP Technology Growth                         2,740,003       2,808,433
Dreyfus VIF International Value                      2,020,779       1,984,884
Legg Mason ClearBridge Variable                      1,393,456       4,499,009
   Aggressive Growth
Legg Mason Western Asset Variable Small                294,693         800,050
   Cap Growth
MFS VIT Research International                       3,857,416       4,646,862
MFS VIT Total Return                                 2,334,758       1,160,326
MFS VIT Utilities                                    1,751,808       3,258,759
Neuberger Berman AMT Socially Responsive             1,330,143       5,897,547
Oppenheimer Main Street Small Cap Fund/VA              705,699         897,253
PIMCO VIT All Asset                                  1,952,894       1,338,499
PIMCO VIT CommodityRealReturn Strategy               1,279,768         906,652
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)          1,915,168       1,761,295
PIMCO VIT Low Duration                               7,268,333       3,435,946
PIMCO VIT Real Return                               10,900,706       7,771,531
Royce Micro-Cap                                      1,605,823         632,240
Rydex VT All-Cap Opportunity                         1,157,174       2,453,380

                                    Variflex

                                                  COST OF         PROCEEDS
SUBACCOUNT                                       PURCHASES       FROM SALES
-----------------------------------------------------------------------------
                                                                           $
SBL All Cap Value                            $     1,291,401      21,076,617
SBL Alpha Opportunity                                 12,456       3,901,028
SBL Enhanced Index                                 1,228,222       4,103,007
SBL Equity                                         2,705,197      21,954,571
SBL Global                                         1,592,549      31,733,727
SBL High Yield                                     6,836,545       6,555,395
SBL Large Cap Value                                2,214,084      29,797,688
SBL Managed Asset Allocation                       1,907,835       8,507,165
SBL Mid Cap Growth                                 3,019,293      18,170,678
SBL Mid Cap Value                                  3,777,144      20,576,424
SBL Money Market                                  18,509,535      47,184,785
SBL Select 25                                      2,001,387       4,271,152
SBL Small Cap Growth                                 847,573       3,020,598
SBL Small Cap Value                                4,251,779       7,709,138
SBL U.S. Intermediate Bond                        12,807,546       9,242,797
Van Kampen LIT Comstock                              810,689         900,331
Van Kampen LIT Government                          2,583,264       3,040,291
Van Kampen UIF Equity and Income                   2,631,702       1,011,141

                                    Variflex

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into ASC 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards CodificationTM as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods

                                    Variflex
ending after September 15, 2009. The Account adopted the guidance and it did not have a material impact on the financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Account adopted this guidance for its December 31, 2009 financial statements and has evaluated the impact of subsequent events through the date at which financial statements were issued. The adoption of this guidance did not have a material impact on the financial statements.

FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:


            o LEVEL 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.


            o LEVEL 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

            o LEVEL 3 - Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

                                    Variflex

The Account's financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2009 based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2009.

2. VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts an administrative fee of $30 per year for each Variflex contract and $15 per year for each Variflex ES contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.2% of the net asset value of each Variflex contract and 1.0% of the net asset value of each Variflex ES contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                                    Variflex

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the periods ended December 31, 2009 and 2008 follows:

                                                     2009                                        2008
                                   ----------------------------------------   ---------------------------------------
                                                                     NET                                      NET
                                      UNITS        UNITS          INCREASE        UNITS        UNITS        INCREASE
SUBACCOUNT                           ISSUED       REDEEMED       (DECREASE)      ISSUED       REDEEMED     (DECREASE)
---------------------------------------------------------------------------   ---------------------------------------
AIM V.I. BASIC VALUE                  494,404      (519,504)        (25,100)     308,720      (327,617)       (18,897)
AIM V.I. CAPITAL DEVELOPMENT          591,035    (1,445,728)       (854,693)     809,723      (949,003)      (139,280)
AIM V.I. GLOBAL HEALTH CARE           100,975       (88,248)         12,727      234,725      (256,535)       (21,810)
AIM V.I. GLOBAL REAL ESTATE           189,734      (244,564)        (54,830)     232,416      (333,645)      (101,229)
AIM V.I. INTERNATIONAL GROWTH         599,243      (443,686)        155,557    1,013,564    (1,041,933)       (28,369)
AIM V.I. MID CAP CORE EQUITY          290,930      (260,726)         30,204      333,559      (289,296)        44,263
AMERICAN CENTURY VP ULTRA             614,584      (258,989)        355,595      340,225      (494,754)      (154,529)
AMERICAN CENTURY VP VALUE             748,243      (390,641)        357,602      424,672      (314,976)       109,696
DREYFUS IP TECHNOLOGY GROWTH          460,867      (507,988)        (47,121)   1,142,657      (447,457)       695,200
DREYFUS VIF INTERNATIONAL VALUE       276,269      (322,610)        (46,341)     423,896      (497,202)       (73,306)
LEGG MASON CLEARBRIDGE VARIABLE
   AGGRESSIVE GROWTH                  285,919      (722,339)      (436,420)    1,589,467    (1,046,841)       542,626
LEGG MASON WESTERN ASSET VARIABLE
   SMALL CAP GROWTH                    57,013      (119,076)       (62,063)      319,938      (219,288)       100,650
MFS VIT RESEARCH INTERNATIONAL        575,825      (591,768)       (15,943)      950,385      (357,472)       592,913
MFS VIT TOTAL RETURN                  352,313      (235,972)        116,341      356,411      (273,867)        82,544
MFS VIT UTILITIES                     248,520      (431,125)      (182,605)      658,364    (1,372,156)      (713,792)
NEUBERGER BERMAN AMT
   SOCIALLY RESPONSIVE                407,271      (848,722)      (441,451)      326,006      (703,156)      (377,150)
OPPENHEIMER MAIN STREET SMALL CAP
   FUND/VA                            135,713      (161,639)       (25,926)      176,249      (161,034)        15,215
PIMCO VIT ALL ASSET                   211,384      (187,038)         24,346      182,212      (174,526)         7,686
PIMCO VIT COMMODITYREALRETURN
   STRATEGY                           149,883      (146,417)         3,466       725,620      (541,929)       183,691
PIMCO VIT FOREIGN BOND
   (U.S.DOLLAR-HEDGED)                211,845      (248,337)        (36,492)     417,457      (252,907)       164,550
PIMCO VIT LOW DURATION                697,340      (431,572)        265,768      650,231      (289,541)       360,690
PIMCO VIT REAL RETURN               1,231,851    (1,118,264)        113,587    2,346,756    (1,485,326)       861,430
ROYCE MICRO-CAP                       246,176      (148,100)         98,076      155,474      (177,701)       (22,227)
RYDEX VT ALL-CAP OPPORTUNITY          239,889      (371,341)       (131,452)     670,603      (649,274)        21,329
SBL ALL CAP VALUE                     590,263    (1,574,742)       (984,479)   1,115,487    (1,606,038)      (490,551)
SBL ALPHA OPPORTUNITY                  80,933      (485,853)       (404,920)     547,517      (527,283)        20,234

                                    Variflex

                                                    2009                                   2008
                                   -------------------------------------  ----------------------------------------
                                                                 NET                                      NET
                                      UNITS        UNITS       INCREASE       UNITS        UNITS       INCREASE
SUBACCOUNT                            ISSUED      REDEEMED    (DECREASE)     ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------  ----------------------------------------
SBL ENHANCED INDEX                    649,938   (1,063,266)    (413,328)     706,370   (1,157,192)       (450,822)
SBL EQUITY                            457,068     (917,646)    (460,578)     344,786   (1,227,444)       (882,658)
SBL GLOBAL                            815,766   (1,894,424)  (1,078,658)     728,071   (1,850,224)     (1,122,153)
SBL HIGH YIELD                        689,494     (678,165)      11,329      751,623     (833,095)        (81,472)
SBL LARGE CAP VALUE                   447,249     (983,972)    (536,723)     400,590   (1,031,248)       (630,658)
SBL MANAGED ASSET ALLOCATION          357,877     (732,788)    (374,911)     513,598     (750,230)       (236,632)
SBL MID CAP GROWTH                    534,954   (1,020,245)    (485,291)     447,209   (1,036,140)       (588,931)
SBL MID CAP VALUE                     574,540     (964,673)    (390,133)     592,808   (1,046,721)       (453,913)
SBL MONEY MARKET                    1,987,157   (3,179,773)  (1,192,616)   4,270,894   (3,079,290)      1,191,604
SBL SELECT 25                         763,606   (1,095,431)    (331,825)     574,719   (1,053,779)       (479,060)
SBL SMALL CAP GROWTH                  301,086     (502,487)    (201,401)     291,891     (579,523)       (287,632)
SBL SMALL CAP VALUE                   569,773     (764,856)    (195,083)     586,849     (868,430)       (281,581)
SBL U.S. INTERMEDIATE BOND            592,035     (460,115)     131,920      522,015     (752,804)       (230,789)
VAN KAMPEN LIT COMSTOCK               141,273     (171,067)     (29,794)     232,510     (132,244)        100,266
VAN KAMPEN LIT GOVERNMENT             317,271     (385,295)     (68,024)   1,504,964   (1,796,953)       (291,989)
VAN KAMPEN UIF EQUITY AND INCOME      379,470     (217,934)     161,536      814,072     (786,379)         27,693

4. FINANCIAL HIGHLIGHTS

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2009, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, follows:

                                    Variflex

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  2009               2008             2007            2006             2005
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE
Units                                        1,170,834          1,195,934        1,214,831         404,088          285,703
Unit value                                       $8.49              $5.81           $12.23          $12.22           $10.95
Net assets                                  $9,933,488         $6,951,974      $14,861,304      $4,936,151       $3,127,201
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         1.20%              0.53%            0.52%           0.15%              - %
Total return***                                  46.13%           (52.49)%      0.14%-7.97%          11.59%            4.17%

AIM V.I. CAPITAL DEVELOPMENT (2)
Units                                        1,672,314          2,527,007        2,666,288       1,040,131              806
Unit value                                       $9.53              $6.79           $13.01          $11.91           $10.37
Net assets                                 $15,934,050        $17,167,035      $34,676,608     $12,391,271           $8,358
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                           - %                - %              - %             - %              - %
Total return***                                  40.35%           (47.81)%     9.21%-13.07%          14.87%            3.68%

AIM V.I. GLOBAL HEALTH CARE
Units                                          218,763            206,036          227,846         172,722          201,143
Unit value                                      $10.98              $8.70           $12.34          $11.17           $10.74
Net assets                                  $2,401,503         $1,793,038       $2,811,572      $1,928,566       $2,160,858
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         0.35%                - %              - %             - %              - %
Total return***                                  26.21%           (29.50)%     2.68%-10.51%           3.98%            6.85%

                                    Variflex

                                                  2009               2008             2007            2006             2005
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL REAL ESTATE
Units                                          523,631            578,461          679,690       1,132,925          751,797
Unit value                                      $13.35             $10.27           $18.78          $20.13           $14.29
Net assets                                  $6,989,514         $5,941,943      $12,766,802     $22,803,436      $10,740,348
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                           - %              5.60%            4.50%           1.26%            0.92%
Total return***                                  29.99%           (45.31)%   (6.68)%-10.51%          40.89%           12.87%

AIM V.I. INTERNATIONAL GROWTH
Units                                        1,479,720          1,324,163        1,352,532         620,705           16,858
Unit value                                      $11.99              $9.00           $15.31          $13.54           $10.72
Net assets                                 $17,743,381        $11,912,053      $20,713,458      $8,407,216         $180,678
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         1.37%              0.48%            0.54%           1.47%            0.56%
Total return***                                  33.22%           (41.21)%     2.67%-13.07%          26.35%            7.20%

AIM V.I. MID CAP CORE EQUITY
Units                                          494,596            464,392          420,130         181,810          302,615
Unit value                                      $12.20              $9.51           $13.49          $12.50           $11.40
Net assets                                  $6,030,577         $4,413,933       $5,667,298      $2,271,483       $3,448,029
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         1.03%              1.46%            0.06%           0.53%            0.28%
Total return***                                  28.29%           (29.50)%      7.97%-9.21%           9.65%            5.98%

                                    Variflex

                                                  2009               2008             2007            2006             2005
----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA
Units                                          760,599            405,004          559,533         324,042          575,830
Unit value                                       $9.18              $6.90           $11.97          $10.03           $10.51
Net assets                                  $6,978,462         $2,795,946       $6,700,618      $3,249,809       $6,050,517
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         0.11%                - %              - %             - %              - %
Total return***                                  33.04%           (42.36)%   (6.45)%-19.38%         (4.54)%            0.75%

AMERICAN CENTURY VP VALUE
Units                                        1,252,335            894,733          785,036         907,911          714,005
Unit value                                      $10.55              $8.92           $12.34          $13.19           $11.27
Net assets                                 $13,217,652         $7,985,130       $9,687,894     $11,977,500       $8,044,024
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         4.74%              2.14%            1.66%           1.02%            0.68%
Total return***                                  18.27%           (27.71)%    (6.45)%-0.14%          17.05%            3.60%

DREYFUS IP TECHNOLOGY GROWTH (2)
Units                                        1,151,850          1,198,971          503,771          40,294           16,763
Unit value                                      $10.70              $6.90           $11.88          $10.51           $10.22
Net assets                                 $12,329,461         $8,269,490       $5,984,848        $423,304         $171,446
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         0.18%                - %              - %             - %              - %
Total return***                                  55.07%           (41.92)%   (6.68)%-13.06%           2.79%            2.25%

                                    Variflex

                                                  2009               2008             2007            2006             2005
----------------------------------------------------------------------------------------------------------------------------
DREYFUS VIF INTERNATIONAL VALUE
Units                                          800,140            846,481          919,788       1,216,369        1,008,132
Unit value                                      $12.39              $9.60           $15.54          $15.14           $12.52
Net assets                                  $9,916,445         $8,127,162      $14,296,658     $18,414,875      $12,621,914
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         3.23%              2.33%            1.59%           1.21%              - %
Total return***                                  29.06%           (38.22)%     2.67%-13.06%          20.92%           10.35%

LEGG MASON CLEARBRIDGE
VARIABLE AGGRESSIVE GROWTH (2)
Units                                          360,132            796,552          253,926         196,138            2,598
Unit value                                       $8.56              $6.46           $11.00          $11.10           $10.14
Net assets                                  $3,082,831         $5,145,491       $2,794,566      $2,176,789          $26,351
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                           - %                - %              - %             - %              - %
Total return***                                  32.51%           (41.27)%          (0.85)%           9.42%            1.42%

LEGG MASON WESTERN ASSET
VARIABLE SMALL CAP GROWTH (2)
Units                                           81,633            143,696           43,046          38,424            2,479
Unit value                                      $10.18              $7.21           $12.31          $11.35           $10.25
Net assets                                    $830,776         $1,036,833         $530,079        $436,136          $25,396
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                           - %                - %              - %             - %              - %
Total return***                                  41.19%           (41.43)%            8.53%          10.71%            2.49%

                                    Variflex

                                                  2009               2008             2007            2006             2005
----------------------------------------------------------------------------------------------------------------------------
MFS VIT RESEARCH INTERNATIONAL (2)
Units                                        1,055,651          1,071,594          478,681         268,541           13,919
Unit value                                      $10.65              $8.25           $14.53          $13.08           $10.57
Net assets                                 $11,238,847         $8,843,023       $6,957,625      $3,513,818         $147,152
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         1.74%              0.44%              - %           1.31%            0.88%
Total return***                                  29.09%           (43.22)%    11.08%-26.02%          23.80%            5.69%

MFS VIT TOTAL RETURN (2)
Units                                          664,303            547,962          465,418         575,517          193,335
Unit value                                      $10.20              $8.77           $11.43          $11.13           $10.09
Net assets                                  $6,774,647         $4,804,057       $5,316,088      $6,405,945       $1,951,398
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         3.03%              2.91%            3.47%           1.81%              - %
Total return***                                  16.31%           (23.27)%     2.68%-11.08%          10.29%            0.92%

MFS VIT UTILITIES (2)
Units                                          810,017            992,622        1,706,413         479,372            2,688
Unit value                                      $13.73             $10.46           $17.02          $13.50           $10.44
Net assets                                 $11,118,401        $10,378,812      $29,036,458      $6,472,632          $28,046
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%     1.00%-1.20%      1.00%-1.20%
Investment income ratio**                         4.40%              1.60%            0.63%           0.30%              - %
Total return***                                  31.26%           (38.54)%     6.08%-26.02%          29.39%            4.36%

                                    Variflex

                                                  2009               2008             2007             2006            2005
----------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT
   SOCIALLY RESPONSIVE (1)
Units                                        3,208,727          3,650,178        4,027,328        4,548,211               -
Unit value                               $13.63-$13.74      $10.51-$10.57    $17.56-$17.62    $16.55-$16.58             $ -
Net assets                                 $43,739,803        $38,355,367      $70,714,547      $75,318,997             $ -
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%      1.00%-1.20%              -%
Investment income ratio**                         1.86%              1.92%            0.02%              - %              -%
Total return***                           29.69%-29.99%  (40.15)%-(40.01)%    (2.58)%-6.29%    65.55%-65.78%              -%

OPPENHEIMER MAIN STREET SMALL
   CAP FUND/VA
Units                                          324,523            350,449          335,234          403,323         282,617
Unit value                                      $10.95              $8.10           $13.22           $13.57          $11.98
Net assets                                  $3,553,794         $2,837,793       $4,431,824       $5,472,841      $3,385,113
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%      1.00%-1.20%     1.00%-1.20%
Investment income ratio**                         0.62%              0.26%            0.16%            0.02%             - %
Total return***                                  35.19%           (38.73)%    (2.58)%-9.30%           13.29%           8.40%

PIMCO VIT ALL ASSET
Units                                          455,403            431,057          423,371          508,904         590,829
Unit value                                      $12.47             $10.38           $12.49           $11.67          $11.28
Net assets                                  $5,678,305         $4,474,716       $5,285,674       $5,937,873      $6,666,930
Ratio of expenses to net assets*            1.00%-1.20%        1.00%-1.20%      1.00%-1.20%      1.00%-1.20%     1.00%-1.20%
Investment income ratio**                         7.03%              6.49%            7.16%            5.15%           5.39%
Total return***                                  20.13%           (16.89)%      6.07%-7.02%            3.41%           4.96%

                                    Variflex

                                                 2009              2008             2007           2006            2005
------------------------------------------------------------------------------------------------------------------------
PIMCO VIT
   COMMODITYREALRETURN
   STRATEGY (2)
Units                                         297,157           293,691          110,000         63,557           8,289
Unit value                                      $9.38             $6.71           $12.08          $9.92          $10.36
Net assets                                 $2,788,386        $1,970,830       $1,328,507       $630,418         $85,838
Ratio of expenses to net assets*           1.00%-1.20%       1.00%-1.20%      1.00%-1.20%    1.00%-1.20%     1.00%-1.20%
Investment income ratio**                        5.80%            12.23%            4.28%          6.79%           1.84%
Total return***                                 39.79%          (44.45)%     2.37%-21.76%        (4.26)%           3.60%

PIMCO VIT FOREIGN BOND (U.S.
   DOLLAR-HEDGED) (2)
Units                                         350,289           386,781          222,231        157,484          38,150
Unit value                                     $11.56            $10.12           $10.50         $10.26          $10.16
Net assets                                 $4,050,404        $3,915,865       $2,332,914     $1,615,373        $387,424
Ratio of expenses to net assets*           1.00%-1.20%       1.00%-1.20%      1.00%-1.20%    1.00%-1.20%     1.00%-1.20%
Investment income ratio**                        2.99%             3.36%            3.20%          3.05%           0.31%
Total return***                                 14.23%           (3.62)%     2.37%-21.27%          0.98%           1.56%

PIMCO VIT LOW DURATION
Units                                       1,015,363           749,595          388,906        456,604         412,565
Unit value                                     $12.00            $10.72           $10.89         $10.27          $10.00
Net assets                                $12,183,963        $8,033,729       $4,235,483     $4,693,642      $4,127,794
Ratio of expenses to net assets*           1.00%-1.20%       1.00%-1.20%      1.00%-1.20%    1.00%-1.20%     1.00%-1.20%
Investment income ratio**                        3.36%             3.91%            4.92%          4.51%           3.37%
Total return***                                 11.94%           (1.56)%     6.07%-21.76%          2.74%         (0.22)%

                                    Variflex

                                                 2009              2008              2007              2006            2005
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
Units                                       2,456,470         2,342,883         1,481,453         1,392,511       1,437,920
Unit value                                     $12.43            $10.63            $11.58            $10.59          $10.64
Net assets                                $30,542,715       $24,910,166       $17,147,046       $14,755,938     $15,310,343
Ratio of expenses to net assets*           1.00%-1.20%       1.00%-1.20%       1.00%-1.20%       1.00%-1.20%     1.00%-1.20%
Investment income ratio**                        3.03%             3.83%             4.75%             4.63%           3.23%
Total return***                                 16.93%           (8.20)%       7.02%-9.30%           (0.48)%           0.85%

ROYCE MICRO-CAP (2)
Units                                         509,857           411,781           434,008           404,383          15,072
Unit value                                     $11.21             $7.18            $12.81            $12.47          $10.43
Net assets                                 $5,715,761        $2,956,265        $5,559,239        $5,044,339        $157,156
Ratio of expenses to net assets*           1.00%-1.20%       1.00%-1.20%       1.00%-1.20%       1.00%-1.20%     1.00%-1.20%
Investment income ratio**                          - %             2.74%             1.59%             0.30%           0.83%
Total return***                                 56.13%          (43.95)%             2.72%            19.62%           4.27%

RYDEX VT ALL-CAP OPPORTUNITY
Units                                         639,901           771,353           750,025           386,068         374,839
Unit value                                     $11.34             $9.02            $15.40            $12.70          $11.54
Net assets                                 $7,257,984        $6,956,254       $11,550,738        $4,903,221      $4,325,636
Ratio of expenses to net assets*           1.00%-1.20%       1.00%-1.20%       1.00%-1.20%       1.00%-1.20%     1.00%-1.20%
Investment income ratio**                        0.08%               - %               - %               - %             - %
Total return***                                 25.72%          (41.43)%      2.72%-21.27%            10.05%          12.35%

                                    Variflex

                                                 2009                2008              2007              2006             2005
-------------------------------------------------------------------------------------------------------------------------------
SBL ALL CAP VALUE
Units                                       3,555,918           4,540,397         5,030,947         5,451,270        5,816,992
Unit value                              $25.04-$25.77       $19.06-$19.57     $31.32-$32.10     $30.84-$31.54    $26.28-$26.81
Net assets                                $89,053,947         $86,531,111      $157,612,059      $168,172,862     $152,821,463
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%       1.00%-1.20%       1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %               - %               - %              - %
Total return***                          31.37%-31.68%   (39.14)%-(39.03)%       1.58%-1.78%     17.40%-17.63%      2.71%-2.50%

SBL ALPHA OPPORTUNITY
Units                                         745,361           1,150,281         1,130,048           843,460          724,547
Unit value                                     $12.29               $9.57            $14.80            $12.68           $11.34
Net assets                                 $9,154,190         $11,008,203       $16,723,539       $10,694,046       $8,214,224
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%       1.00%-1.20%       1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %               - %               - %              - %
Total return***                                 28.42%            (35.34)%     16.77%-19.38%            11.77%            5.38%

SBL ENHANCED INDEX
Units                                       3,166,681           3,580,009         4,030,830         4,772,552        2,514,822
Unit value                                $8.08-$8.26         $6.46-$6.59     $10.47-$10.66     $10.50-$10.60      $9.19-$9.32
Net assets                                $25,599,919         $23,129,448       $42,219,732       $50,101,357      $23,124,458
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%       1.00%-1.20%       1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %               - %               - %              - %
Total return***                          25.08%-25.34%   (38.30)%-(38.18)%   (7.31)%-(0.02)%     14.17%-14.40%      4.00%-3.79%

                                    Variflex

                                                 2009                2008              2007             2006             2005
------------------------------------------------------------------------------------------------------------------------------
SBL EQUITY
Units                                       3,162,731           3,623,309         4,505,967        5,541,207        6,619,984
Unit value                              $17.24-$47.85       $13.41-$37.30     $21.64-$60.31    $22.98-$64.17    $20.56-$57.53
Net assets                               $151,295,268        $135,111,867      $271,698,901     $355,573,636     $380,799,042
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%       1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %               - %              - %              - %
Total return***                          28.28%-28.56%   (38.15)%-(38.03)%   (6.03)%-(5.83)%    11.54%-11.77%      3.29%-3.08%

SBL GLOBAL
Units                                       5,731,875           6,810,533         7,932,686        9,215,981       10,358,548
Unit value                              $29.35-$31.20       $24.76-$26.37     $40.59-$43.32    $37.66-$40.27    $32.42-$34.74
Net assets                               $178,834,783        $179,625,826      $343,692,638     $371,138,628     $359,811,239
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%       1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %               - %              - %              - %
Total return***                          18.32%-18.54%   (39.13)%-(39.00)%       1.67%-7.79%    15.94%-16.17%    12.39%-12.17%

SBL HIGH YIELD
Units                                       1,081,328           1,069,999         1,151,471        1,298,729        1,258,612
Unit value                              $22.02-$22.61       $12.90-$13.23     $18.65-$19.08    $18.49-$18.89    $16.83-$17.16
Net assets                                $23,804,477         $13,800,790       $21,468,688      $24,011,207      $21,193,424
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%       1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %               - %              - %              - %
Total return***                          70.70%-70.90%   (30.83)%-(30.66)%       0.63%-1.05%     9.85%-10.07%      2.77%-2.57%

                                    Variflex

                                                 2009                2008                2007             2006             2005
--------------------------------------------------------------------------------------------------------------------------------
SBL LARGE CAP VALUE
Units                                       3,477,068           4,013,791           4,644,449        5,239,265        5,763,907
Unit value                              $19.55-$59.60       $15.61-$47.69       $25.11-$76.85    $23.96-$73.50    $19.84-$60.98
Net assets                               $207,163,458        $191,353,109        $356,776,865     $384,965,700     $351,350,369
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %                 - %              - %              - %
Total return***                          24.97%-25.24%   (37.94)%-(37.83)%         4.56%-4.77%   20.54% -20.78%      9.42%-9.20%

SBL MANAGED ASSET ALLOCATION
Units                                       1,808,948           2,183,859           2,420,491        2,524,638        2,679,995
Unit value                              $20.66-$21.26       $16.65-$17.09       $23.15-$23.72    $22.09-$22.59    $19.95-$20.36
Net assets                                $37,377,606         $36,355,886         $56,023,822      $55,781,394      $53,469,524
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %                 - %              - %              - %
Total return***                          24.08%-24.40%   (28.08)%-(27.95)%         4.76%-4.97%    10.74%-10.97%      3.31%-3.10%

SBL MID CAP GROWTH
Units                                       3,075,139           3,560,430           4,149,361        5,582,421        6,720,977
Unit value                              $29.55-$37.29       $20.73-$26.22       $34.88-$44.21    $39.34-$49.96    $37.87-$48.18
Net assets                               $114,667,133         $93,341,571        $183,404,887     $278,849,171     $323,810,369
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %                 - %              - %              - %
Total return***                          42.22%-42.55%   (40.69)%-(40.57)%   (11.51)%-(11.33)%      3.68%-3.89%      6.74%-6.53%

                                    Variflex

                                                 2009                2008             2007             2006             2005
-----------------------------------------------------------------------------------------------------------------------------
SBL MID CAP VALUE
Units                                       2,780,117           3,170,250        3,624,163        4,194,912        4,572,351
Unit value                              $54.62-$56.03       $38.41-$39.33    $54.34-$55.53    $54.00-$55.07    $47.67-$48.51
Net assets                               $151,826,066        $121,754,521     $196,939,189     $226,524,254     $217,979,766
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %              - %              - %              - %
Total return***                          42.20%-42.46%   (29.32)%-(29.17)%      0.63%-4.33%    13.29%-13.52%    15.05%-14.82%

SBL MONEY MARKET
Units                                       1,801,258           2,993,874        1,802,271        1,314,990        1,190,308
Unit value                              $14.10-$23.25       $14.29-$23.62    $14.14-$23.42    $13.64-$22.64    $13.19-$21.94
Net assets                                $41,871,301         $70,713,354      $42,200,622      $29,765,741      $26,110,163
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %              - %              - %              - %
Total return***                        (1.57)%-(1.33)%         0.85%-1.06%      3.45%-7.57%      3.18%-3.39%      1.67%-1.47%

SBL SELECT 25
Units                                       2,801,728           3,133,553        3,612,612        4,195,515        2,450,755
Unit value                                $7.50-$7.66         $5.69-$5.81      $9.16-$9.32     $9.88-$10.04      $9.30-$9.43
Net assets                                $20,997,055         $17,835,151      $33,074,149      $41,462,885      $22,787,552
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %              - %              - %              - %
Total return***                          31.81%-31.84%   (37.88)%-(37.66)%    (7.31)%-8.92%      6.25%-6.47%    10.64%-10.41%

                                    Variflex

                                                 2009                2008             2007             2006             2005
-----------------------------------------------------------------------------------------------------------------------------
SBL SMALL CAP GROWTH
Units                                       1,540,325           1,741,726        2,029,359        2,499,389        3,173,428
Unit value                              $13.03-$13.36         $9.76-$9.98    $18.71-$19.11    $17.94-$18.27    $17.27-$17.56
Net assets                                $20,077,254         $16,996,264      $37,979,810      $44,824,605      $54,809,552
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %              - %              - %              - %
Total return***                          33.50%-33.87%   (47.84)%-(47.78)%    (0.22)%-4.54%      3.87%-4.08%      6.44%-6.22%

SBL SMALL CAP VALUE
Units                                       1,984,051           2,179,134        2,460,715        2,854,879        3,223,206
Unit value                              $27.05-$27.58       $17.56-$17.87    $28.94-$29.39    $26.57-$26.93    $23.71-$23.98
Net assets                                $53,668,720         $38,260,887      $71,204,341      $75,842,909      $76,420,162
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %              - %              - %              - %
Total return***                          54.04%-54.34%   (39.32)%-(39.20)%     8.92%-16.77%    12.05%-12.28%    13.36%-13.14%

SBL U.S. INTERMEDIATE BOND
Units                                       1,722,627           1,590,707        1,821,495        2,072,082        2,438,681
Unit value                              $16.75-$31.12       $15.61-$29.06    $17.26-$32.20    $16.94-$31.67    $16.49-$30.88
Net assets                                $53,596,208         $46,204,800      $58,627,471      $65,595,877      $75,273,654
Ratio of expenses to net assets*           1.00%-1.20%         1.00%-1.20%      1.00%-1.20%      1.00%-1.20%      1.00%-1.20%
Investment income ratio**                          - %                 - %              - %              - %              - %
Total return***                            7.09%-7.30%     (9.75)%-(9.56)%   (11.51)%-1.88%    2.56% - 2.77%      0.83%-0.63%

                                    Variflex

                                                 2009          2008            2007          2006          2005
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK (2)
Units                                         362,726       392,520         292,253       236,688        18,986
Unit value                                      $9.07         $7.15          $11.28        $11.69        $10.19
Net assets                                 $3,290,588    $2,807,029      $3,294,898    $2,765,401      $193,524
Ratio of expenses to net assets*           1.00%-1.20%   1.00%-1.20%     1.00%-1.20%   1.00%-1.20%   1.00%-1.20%
Investment income ratio**                        4.09%         2.12%           1.80%         0.62%           - %
Total return***                                 26.85%      (36.61)%   (3.51)%-5.73%        14.66%         1.93%

VAN KAMPEN LIT GOVERNMENT (2)
Units                                         423,302       491,326         783,315       550,737        57,919
Unit value                                     $10.89        $10.92          $10.89        $10.30        $10.11
Net assets                                 $4,608,159    $5,367,851      $8,531,093    $5,672,752      $585,539
Ratio of expenses to net assets*           1.00%-1.20%   1.00%-1.20%     1.00%-1.20%   1.00%-1.20%   1.00%-1.20%
Investment income ratio**                        6.74%         5.34%           3.63%         0.97%           - %
Total return***                                (0.27)%         0.28%           5.73%         1.87%         1.13%

VAN KAMPEN UIF EQUITY AND
   INCOME (2)
Units                                         784,698       623,162         595,469       187,527        35,076
Unit value                                     $10.62         $8.77          $11.48        $11.24        $10.11
Net assets                                 $8,329,718    $5,466,206      $6,836,546    $2,108,403      $354,681
Ratio of expenses to net assets*           1.00%-1.20%   1.00%-1.20%     1.00%-1.20%   1.00%-1.20%   1.00%-1.20%
Investment income ratio**                        2.63%         1.82%           1.42%         0.82%           - %
Total return***                                 21.09%      (23.61)%   (3.51)%-2.11%        11.23%         1.09%

                                    Variflex

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholder's may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(1) For the period from April 27, 2006 (inception date) to December 31, 2006.
(2) For the period from November 15, 2005 (inception date) to December 31, 2006.

                                    Variflex

5. SUBSEQUENT EVENT

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a definitive agreement with Guggenheim SBC Holdings LLC (the Purchaser) to sell all of the outstanding capital stock of Security Benefit Corporation (SBC), at which time SBMHC will demutualize and then be dissolved pursuant to a Demutualization and Dissolution Plan (the Plan). This transaction is expected to result in a significant contribution of capital to SBC. On February 25, 2010, a loan in the amount of $175 million was made to SBC and was contributed to SBL. At the closing of the transaction, it is expected that SBC will receive another approximately $175 million, which will also be contributed to SBL. In addition, the $175 million loan and any accrued interest will be converted into equity of SBC owned by the Purchaser.

The transaction will require certain regulatory approvals, approval by the members of SBMHC, and approval by the shareholders of the mutual funds and exchange-traded funds sponsored by affiliates of SBMHC. The SBMHC board approved the Plan in March 2010, and proxy voting materials were sent to SBMHC members in April 2010. The Kansas Insurance Commissioner has set dates for a public comment hearing for April 28, 2010, and an evidentiary hearing for May 5, 2010. A special meeting of the SBMHC members has been scheduled for May 26, 2010. The transaction is expected to close during 2010 and will result in a change of control of SBL.

                        CONSOLIDATED FINANCIAL STATEMENTS

                        Security Benefit Life Insurance Company and Subsidiaries (An Indirect Wholly Owned Subsidiary of Security Benefit Mutual Holding Company)
                        Years Ended December 31, 2009, 2008, and 2007
                        With Report of Independent Registered
                        Public Accounting Firm

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                       Consolidated Financial Statements

                 Years Ended December 31, 2009, 2008, and 2007

                                     CONTENTS

Report of Independent Registered Public Accounting Firm                       1

Audited Consolidated Financial Statements

Consolidated Balance Sheets                                                   2
Consolidated Statements of Operations                                         4
Consolidated Statements of Changes in Stockholder's Equity                    5
Consolidated Statements of Cash Flows                                         6
Notes to Consolidated Financial Statements                                    8

[LOGO]: ERNST & YOUNG                                 ERNST & YOUNG LLP
                                                      One Kansas City Place
                                                      Suite 2500
                                                      1200 Main Street
                                                      Kansas City, MO 64105-2143

                                                      Tel: + 1 816 474 5200
                                                      Fax: + 1 816 480 5555

                                                      www.ey.com


            Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiaries (collectively, the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 and 2008 in response to new accounting standards, the Company changed its methods of accounting for certain financial statement items.

                                                           /s/ Ernst & Young LLP

April 26, 2010

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                          Consolidated Balance Sheets

                                                       DECEMBER 31
                                                  2009              2008
                                            ------------------------------------
                                                     (In Thousands)
ASSETS
Investments:
   Securities available for sale:
     Bonds                                  $       2,899,997  $       2,901,807
     Equities                                         104,911             82,252
   Notes receivable from affiliate                    740,239            740,239
   Bonds held to maturity                              30,465             26,108
   Officer mortgage loans                              10,746             12,642
   Policy loans                                       113,128            121,838
   Cash and cash equivalents                          332,945            211,333
   Short-term investments                              69,959                  -
   Other invested assets                               67,333             42,690
                                            ------------------------------------
Total investments                                   4,369,723          4,138,909

Accrued investment income                              31,429             32,696
Collateral held for securities lending                 49,735             50,586
Accounts receivable                                     6,921             28,549
Income taxes receivable                                     -                773
Deferred income taxes                                  18,999             16,079
Reinsurance recoverable                               515,112            519,746
Property and equipment, net                            49,661             53,594
Deferred policy acquisition costs                     270,345            377,361
Deferred sales inducement costs                        83,748             97,778
Other assets                                           50,143             49,915
Separate account assets                             4,980,210          4,507,767
                                            ------------------------------------
Total assets                                $      10,426,026  $       9,873,753
                                            ====================================

                                                           DECEMBER 31
                                                     2009              2008
                                                  ------------------------------
                                                          (In Thousands,
                                                      Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values     $    4,893,157  $   4,921,541
   Policy and contract claims                              3,743          4,058
   Other policyholder funds                               17,512         17,781
   Accounts payable and accrued expenses                  45,204         63,926
   Income taxes payable                                    4,471              -
   Long-term debt                                        150,000        150,000
   Mortgage debt                                          38,639         40,549
   Securities lending obligation                          49,735         50,586
   Other liabilities                                      17,703         19,524
   Separate account liabilities                        4,980,210      4,507,767
                                                  ------------------------------
Total liabilities                                     10,200,374      9,775,732

Stockholder's equity:
   Common stock, $10 par value, 1,000,000 shares
     authorized, 700,000 issued and outstanding            7,000          7,000
   Additional paid-in capital                             87,627         87,627
   Accumulated other comprehensive loss                 (118,462)      (189,591)
   Retained earnings                                     249,487        192,985
                                                  ------------------------------
Total stockholder's equity                               225,652         98,021
                                                  ------------------------------
Total liabilities and stockholder's equity        $   10,426,026  $   9,873,753
                                                  ==============================
See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                     Consolidated Statements of Operations

                                                                        YEAR ENDED DECEMBER 31
                                                                 2009            2008             2007
                                                          -----------------------------------------------
                                                                           (In Thousands)
Revenues:
   Insurance premiums and other considerations            $        1,057  $        3,887  $         8,047
   Asset-based fees                                               78,886         211,546          168,107
   Other product charges                                          25,740          54,278           42,997
   Net investment income                                         176,319         259,436          282,335
   Net realized/unrealized gains (losses), excluding
     impairment losses on available-for-sale securities           (1,994)        (15,618)           5,995
   Total other-than-temporary impairment losses on
     available-for-sale securities                               (68,507)       (395,851)         (20,345)
   Portion of impairment losses on available-for-sale
     bonds recognized in other comprehensive income               21,157               -                -
   Transfer fee income                                                 -          24,551            4,040
   Third-party administrative income                              10,549          13,593           11,217
   Other revenues                                                 27,686          52,243           37,459
                                                          ------------------------------------------------
Total revenues                                                   270,893         208,065          539,852

Benefits and expenses:
     Annuity benefits:
       Interest credited to account balances                     129,486         168,408          204,983
       Benefits in excess of account balances                      7,529           9,207           31,607
   Traditional life insurance benefits                              (808)         (1,088)             313
   Other benefits                                                  2,867          86,724            2,694
                                                          ------------------------------------------------
   Total benefits                                                139,074         263,251          239,597

   Commissions and other operating expenses                      104,088         261,826          164,904
   Amortization of deferred policy acquisition
     costs                                                        29,534          99,805           76,313
   Interest expense                                               17,367          16,818           15,670
   Other expenses                                                    187           3,792            9,809
                                                          ------------------------------------------------
Total benefits and expenses                                      290,250         645,492          506,293
                                                          ------------------------------------------------

(Loss) income before income tax expense (benefit)                (19,357)       (437,427)          33,559
Income tax expense (benefit)                                       5,056         (14,040)          (5,736)
                                                          ------------------------------------------------
Net (loss) income                                         $      (24,413) $     (423,387) $        39,295
                                                          ================================================

See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity

                 Years Ended December 31, 2009, 2008, and 2007

                                                                      ACCUMULATED
                                                      ADDITIONAL         OTHER
                                          COMMON       PAID-IN       COMPREHENSIVE        RETAINED
                                          STOCK        CAPITAL       INCOME (LOSS)        EARNINGS        TOTAL
                                        ---------------------------------------------------------------------------
                                                                    (In Thousands)

Balance at January 1, 2007              $    7,000   $    65,936   $         (21,931)  $      648,318   $   699,323
   Capital contribution from parent              -         1,000                   -                -         1,000
   Change in accounting for income taxes         -             -                   -           (1,327)       (1,327)
   Comprehensive loss:
     Net income                                  -             -                   -           39,295        39,295
     Other comprehensive loss, net               -             -            (176,390)               -     ( 176,390)
                                                                                                        ------------
   Comprehensive loss                                                                                      (137,095)
   Dividends paid                                -             -                   -          (46,700)     (46,700)
                                        ----------------------------------------------------------------------------
Balance at December 31, 2007                 7,000        66,936            (198,321)         639,586       515,201
   Capital contribution from parent              -        22,691                   -                -        22,691
   Return of capital to SBC                      -        (2,000)                  -                -        (2,000)
   Comprehensive loss:
     Net loss                                    -             -                   -         (423,387)     (423,387)
     Other comprehensive income
       (loss), net                               -             -               8,730             (414)        8,316
                                                                                                        ------------
   Comprehensive loss                                                                                      (415,071)
   Dividends paid                                -             -                   -          (22,800)      (22,800)
                                        ---------------------------------------------------------------------------
Balance at December 31, 2008                 7,000        87,627            (189,591)         192,985        98,021
   Cumulative effect of change in
     accounting for investment                   -             -             (53,348)          82,075        28,727
       impairments
   Comprehensive income:
     Net loss                                    -             -                   -          (24,413)      (24,413)
     Other comprehensive income, net             -             -             124,477                -       124,477
                                                                                                        ------------
   Comprehensive income                                                                                     100,064
   Dividends paid                                -             -                   -           (1,160)       (1,160)
                                        ----------------------------------------------------------------------------
Balance at December 31, 2009            $    7,000   $    87,627   $        (118,462)  $      249,487   $   225,652
                                       =============================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                     Consolidated Statements of Cash Flows

                                                                              YEAR ENDED DECEMBER 31
                                                                         2009           2008           2007
                                                             ---------------------------------------------------
                                                                                  (In Thousands)
OPERATING ACTIVITIES
Net (loss) income                                            $           (24,413)  $    (423,387)  $     39,295
Adjustments to reconcile net (loss) income to net cash and
  cash equivalents provided by operating activities:
   Net realized/unrealized capital losses                                 49,344         411,469         14,350
   Depreciation and amortization                                           4,289          13,717          4,762
   Amortization of investment premiums and discounts                       8,962           1,879         (1,997)
   Annuity and interest-sensitive life products -
     interest credited to account balances                               129,486         168,408        204,983
   Policy acquisition costs deferred                                     (19,750)        (45,710)       (82,216)
   Amortization of deferred policy acquisition costs                      29,534          99,805         76,313
   Sales inducement costs charged back (deferred)                             33          (5,070)       (32,978)
   Amortization of sales inducement costs                                 13,997          26,179         17,185
   Net sales of mutual funds, trading                                          -          16,230              -
   Other changes in operating assets and liabilities                     128,541          80,734        (64,505)
                                                             ---------------------------------------------------
Net cash and cash equivalents provided by operating
  activities                                                            320,023          344,254        175,192

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available for sale                                            1,437,078         572,416        958,728
   Equity securities available for sale                                   14,838          16,236         82,054
   Bonds held to maturity                                                 22,174           4,331          3,585
   Officer mortgage loans                                                  1,896               -              -
   Other invested assets                                                   1,158          65,669         45,138
                                                             ---------------------------------------------------
                                                                       1,477,144         658,652      1,089,505
Acquisitions of investments:
   Bonds available for sale                                           (1,248,367)        (80,945)      (330,821)
   Equity securities available for sale                                  (31,843)        (14,841)       (17,612)
   Bonds held to maturity                                                (26,195)              -              -
   Note receivable                                                             -        (250,000)             -
   Other invested assets                                                 (27,795)        (56,674)       (11,907)
                                                             ---------------------------------------------------
                                                                      (1,334,200)       (402,460)      (360,340)

                    Security Benefit Life Insurance Company
                                and Subsidiaries

               Consolidated Statements of Cash Flows (continued)

                                                                             YEAR ENDED DECEMBER 31
                                                                       2009           2008           2007
                                                                -------------------------------------------------
                                                                                  (In Thousands)
Net (purchases) sales of property and equipment                 $           (105)  $         288   $      (3,748)
Net purchases of goodwill and intangible assets                                -               -          (3,176)
Net (purchases) sales of short-term investments                          (69,971)        537,803        (520,480)
Net decrease in policy loans                                               8,710           2,956           1,200
Purchase of subsidiary, net of cash acquired                                   -        (428,640)              -
Sale of subsidiaries, net of cash transferred                                  -         (44,125)              -
                                                                -------------------------------------------------
Net cash and cash equivalents provided by
  investing activities                                                    81,578         324,474         202,961

FINANCING ACTIVITIES
Payments on mortgage debt                                                 (1,910)         (1,785)         (1,670)
Capital contribution from parent                                               -          10,000           1,000
Dividends paid                                                                 -         (22,800)        (46,700)
Distribution to minority interest owner in excess of earnings                  -         (12,751)              -
Distribution to parent                                                         -          (2,000)              -
Proceeds from business-owned life insurance loan                               -          56,000               -
Cash received on reinsurance of block of business                              -               -         105,083
Deposits to annuity account balances                                     159,943         183,122         607,083
Withdrawals from annuity account balances                               (438,022)       (767,096)     (1,021,142)
                                                                -------------------------------------------------
Net cash and cash equivalents used in financing activities              (279,989)       (557,310)       (356,346)
                                                                -------------------------------------------------

Increase in cash and cash equivalents                                    121,612         111,418          21,807
Cash and cash equivalents at beginning of year                           211,333          99,915          78,108
                                                                -------------------------------------------------
Cash and cash equivalents at end of year                                 332,945   $     211,333   $      99,915
                                                                =================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (recovered) during the year for:
   Interest                                                     $         17,349   $      16,636   $      15,584
                                                                =================================================
   Income taxes                                                 $          2,609   $       4,243   $      (1,918)
                                                                =================================================

See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 2009

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiary, Security Distributors, Inc. (SDI) (referred to herein, collectively as the Company), consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company and/or its subsidiary offer a diversified portfolio of investment products consisting primarily of individual and group annuities and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company. In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings LLC (the Investor) to sell all of the outstanding capital stock of SBC, at which time SBMHC will demututalize and then be dissolved. The Transaction provides for the injection of capital into SBC, which will allow SBC to inject additional capital into the Company and fund the operations of its subsidiaries.

SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any

                    SECURITY BENEFIT LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement.

SBC and the Investor have further agreed that, if the Transaction does not close, other than for certain reasons, SBC will sell to the Investor, and the Investor will buy from SBC, subject to certain conditions, Rydex Holdings, LLC, Security Investors and Security Global Investors.

The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows in the longer term:

      o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain statutory-basis accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

      o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The consolidated financial statements for the period ended December 31, 2009, include the operations and accounts of SBL and its subsidiary, SDI.

During 2008, the Company acquired a 60.5% ownership interest in Rydex Holdings, LLC and its subsidiaries, PADCO Advisors, Inc., PADCO Advisors II, Inc. and subsidiaries, Rydex Fund Services, Inc., and Rydex Distributors, Inc. (RDI) (collectively, RHLLC) (see Note 10). RHLLC, Security Global Investors (SGI), and the Company's 90% interest in Security Investors (SI) were sold to SBC on December 30, 2008 (see Note 16). The consolidated financial statements for the period ended December 31, 2008 include the operations of the Company and its divested subsidiaries SI, SGI, and RHLLC (see Note 10), as well as the operations of SDI, which was contributed to the Company on December 31, 2008, by SBC. Minority interest amounts held by SBC of $760,000 in the net income of SI and $2,428,000 in the net loss of RHLLC are included in consolidated other expenses for the year ended December 31, 2008. The balance sheet as of December 31, 2008 does not include balances associated with the divested subsidiaries.

The consolidated financial statements for the period ended December 31, 2007 include the operations and accounts of the Company and its subsidiaries, SI, SGI (see Note 10), and SDI. The Company's ownership of SI was 90% at December 31, 2007. Minority interest held by SBC of $1,582,000 and $362,000 in the net income and members' equity of SI are included in consolidated other expenses for the year ended December 31, 2007.

Significant intercompany accounts and transactions have been eliminated in consolidation.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducement costs, calculation of liabilities for future policy benefits, and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

ACCOUNTING CHANGES

In June 2009, the Financial Account Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into Accounting Standards Codification (ASC) Subtopic 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The Company adopted the guidance and the adoption did not have a material impact on the consolidated financial statements.

In September 2009, the FASB issued Accounting Standards Update (ASU) 2009-12, Fair Value Measurements and Disclosures (Topic 820), Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). ASU 2009-12 provides guidance on measuring the fair value of certain alternative investments and amends ASC Topic 820, Fair Value Measurements and Disclosures, to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. ASU 2009-12 is effective for periods ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Company adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued FASB Staff Position (FSP) FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which was subsequently incorporated into FASB ASC Subtopic 320-10, Investments - Debt and Equity Securities - Overall. This new guidance relates to the recognition and presentation of other-than-temporary impairments (OTTIs) and requires additional disclosures. The recognition guidance applies to debt securities classified as available for sale and held to maturity. The presentation and disclosure guidance applies to debt and equity securities. The guidance requires an entity to bifurcate any OTTI between credit and noncredit impairments and establishes the accounting treatment for each aspect, in current and subsequent periods. A cumulative effect adjustment is required to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to other comprehensive income (OCI). This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective January 1, 2009. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net increase of $82,075,000 to retained earnings and corresponding net decrease of $53,348,000 to OCI. The required disclosures are provided in
Note 2.

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, which was subsequently incorporated into FASB ASC 820. This statement provides additional guidance for estimating fair value and emphasizes that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. This statement was effective for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements and Disclosures, which was subsequently incorporated into ASC Topic 820. This guidance provides a single definition of fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance was effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company adopted this guidance as of January 1, 2008. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In August 2009, the FASB issued ASU 2009-05, Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value, to provide additional guidance on measuring the fair value of liabilities. The update provides clarification when a quoted price in an active market for the identical liability is not available. ASU 2009- 05 clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value:
(1) a valuation technique that uses a quoted price: (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. The guidance is effective for the first reporting period beginning after issuance, which for the Company is January 1, 2010. Management is still evaluating the impact this guidance will have on the consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, Amendment to FASB Interpretation No. 46(R), which was subsequently incorporated into ASC 810-10-05, Consolidation - Overall - Variable Interest Entities. The new guidance improves the financial reporting by enterprises involved with variable interest entities (VIEs). This guidance changes the approach to determining a VIE's primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated. This guidance will become effective for interim and annual accounting periods beginning after November 15, 2009. The Company is currently evaluating the new guidance and does not expect it to have a material impact to the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held to maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of adjustments related to deferred acquisition costs, unearned revenue reserves and applicable income taxes. If it is determined that a decline in fair value is other than temporary, unrealized losses are bifurcated between credit- and non-credit-related impairments. Credit- related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income. The adjustment related to unearned revenue reserves represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

Equity securities include common stocks and nonredeemable preferred stocks. Equity securities are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, other-than-temporary impairments (OTTI), and market value changes in certain seed money investments are reported as a component of net realized/ unrealized gains (losses) in the consolidated statements of operations.

Officer mortgage loans are reported at amortized cost.

Policy loans are reported at unpaid principal.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $64.4 million and $42.4 million at December 31, 2009 and 2008, respectively. During 2009, 2008, and 2007, the Company included $(5.4) million, $4.3 million, and $2.0 million, respectively, in net investment income representing the Company's share of current year net income (loss) of the unconsolidated entities.

Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company entered into an agreement to make certain securities available to be loaned. Securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned with additional collateral provided as necessary. The Company accepts collateral that can be sold or repledged. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities is recorded in the Company's consolidated balance sheets.

DERIVATIVES

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of accumulated other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in accumulated other comprehensive income or loss net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investment (gross blended separate account return assumption of 11.5% for the years 2010 through 2014 and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss net of applicable income taxes.

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company now anticipates these transactions in establishing amortization periods and other valuation assumptions.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

DEFERRED SELLING COMMISSIONS

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain shares of affiliated mutual funds and variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges and distribution fees and are included in deferred policy acquisition costs in the consolidated balance sheets.

Effective October 16, 2009, RDI, an affiliate of the Company, became the distributor of certain affiliated mutual funds formerly distributed by the Company. The deferred costs related to these funds in the amount of $1,869,000, along with associated deferred income taxes of $708,000, were distributed to SBC and subsequently from SBC to RDI on December 28, 2009 in a non- cash transaction. As a result of this distribution, RDI will receive the benefit of the revenue stream from all shares previously sold, as well as revenue from all future sales of affiliated mutual funds. RDI will also assume certain costs formerly borne by the Company, principally sales commissions paid to broker-dealers in connection with the sale of those affiliated mutual funds.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL AND OTHER INTANGIBLE ASSETS

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, which was subsequently incorporated into ASC Topic 350, Intangibles - Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. Additionally, the Company assesses whether its goodwill and indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

PROPERTY AND EQUIPMENT

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                               2009             2008
                                          --------------------------------
                                                    (IN THOUSANDS)

Land                                      $         450    $         450
Land improvements                                   539              539
Data processing equipment                           423              417
Computer software                                18,912           18,912
Other                                               636              617
Building                                         53,535           53,455
Furniture                                         7,450            7,450
                                          -------------------------------
                                                 81,945           81,840
Less accumulated depreciation                    32,284           28,246
                                          -------------------------------
                                          $      49,661    $      53,594
                                          ===============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2009 related to the noncancelable portion of the lease are $955,000 annually for years 2010 through 2014 and $2,309,000 thereafter.

BUSINESS-OWNED LIFE INSURANCE

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $22,606,000 and $26,500,000 at December 31, 2009 and 2008, respectively, with the change in value of $2,788,000, $4,083,000, and $4,261,000 for 2009, 2008, and 2007, respectively, recorded in other revenues. In June 2008, a $56,000,000 loan was taken out against the policy with an outstanding principal loan amount as of December 31, 2008 of $55,819,000. Interest expense of $2,853,000 and $1,947,000 related to the policy loan was paid in 2009 and 2008, respectively. The loan had a variable interest rate that was reset annually at the policy anniversary date of November 21, which was 6.42% as of November 21, 2008. In October 2009, the loan was converted to a withdrawal of basis, leaving an outstanding principal loan amount of zero as of December 31, 2009.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accom- panying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities for future policy benefits for traditional life products are computed using a net level- premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.4% to 10% during 2009, from 2% to 10% during 2008, and from 2.8% to 10% during 2007.

Policy reserves and annuity account values also include funding agreements of $1.3 billion at December 31, 2009 and 2008 that are classified as life-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

DEFERRED INCOME TAXES

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. Additionally, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid monthly based on contractual agreements. Revenue sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds.

During 2008, the Company provided transfer agency, portfolio accounting, and other services to affiliated mutual funds. The Company received fees for these services based on an annual percentage of average daily net assets of these funds. These revenues were recognized as services were provided. These services were no longer provided by the Company in 2009.

Revenue from third-party administration of financial services products is recorded as services are performed. Revenue on conversion contracts, which are short term in nature, is recognized using the percentage of completion method based on costs incurred. Any anticipated losses on conversion contracts are charged to earnings when identified. In October 2009, the Company assigned its contracts for the provision of third-party administration services to se2 inc.
(se2), an affiliate of the Company, allowing se2 to collect the revenue directly (see Note 13 related to the guarantee of these contracts).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2009 or 2008.

RECLASSIFICATIONS

Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

CORPORATE REORGANIZATION

The financial statements for the year ended December 31, 2007 include the accounts and operations of SDI in accordance with ASC Topic 805, Business Combinations. SDI was contributed to SBL from SBC on December 31, 2008 (see Note
16). Under ASC Topic 805, the receiving entity of the transferred equity interest, in an exchange between entities under common control, should report results of operations as if the transfer occurred at the beginning of the period presented and prior years should be restated to furnish comparative information. In accordance with this guidance, SDI has been included in the consolidated financial statements of the Company for all periods presented.

                   Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in OCI, and fair values of the Company's portfolio of bonds and equity securities available for sale and bonds held to maturity at December 31, 2009 and 2008 is as follows:

                                                                     DECEMBER 31, 2009
                                          -------------------------------------------------------------------------------

                                                            GROSS           GROSS
                                            AMORTIZED     UNREALIZED      UNREALIZED       OTTIS             FAIR
                                              COST          GAINS           LOSSES         IN OCI            VALUE
                                          -------------------------------------------------------------------------------
                                                                        (In Thousands)
AVAILABLE FOR SALE
Bonds:
   U.S. Treasury securities and
     obligations of U.S.government
     corporations and agencies            $     16,346   $        378   $          19   $           -   $         16,705
   Obligations of government-sponsored
     enterprises                               209,069             56           2,789               -            206,336
   Corporate securities                        871,256         22,663          62,294               -            831,625
   Commercial mortgage-backed
     securities                                 39,058          1,786             574               -             40,270
   Residential mortgage-backed
     securities                              1,301,755         31,192          16,608               -          1,316,339
   Other mortgage-backed securities             61,883          1,229             170               -             62,942
   Collateralized debt obligations             162,121            221          47,011          44,132             71,199
   Other debt obligations                      448,289          3,826          61,163          36,371            354,581
                                          -------------------------------------------------------------------------------
Total bonds                               $  3,109,777   $     61,351   $     190,628   $      80,503   $      2,899,997
                                          ===============================================================================
Equity securities:
   Financial                              $      8,631   $      1,501   $       5,619   $           -   $          4,513
   Fund                                         30,705            461             398               -             30,768
   Technology                                    4,899              -              30               -              4,869
   Transportation                                    -              1               -               -                  1
   Government                                   64,760              -               -               -             64,760
                                          -------------------------------------------------------------------------------
Total equity securities                   $    108,995   $      1,963   $       6,047   $           -   $        104,911
                                          ===============================================================================
HELD TO MATURITY
Bonds:
   Corporate securities                   $     17,038   $      1,679   $           -   $           -   $         18,717
   Other debt obligations                       13,427              -           2,751               -             10,676
                                          -------------------------------------------------------------------------------
Total held to maturity                    $     30,465   $      1,679   $       2,751   $           -   $         29,393
                                          ===============================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

                                                                        DECEMBER 31, 2008
                                               ------------------------------------------------------------------------
                                                                     GROSS             GROSS
                                                  AMORTIZED        UNREALIZED        UNREALIZED            FAIR
                                                     COST            GAINS             LOSSES             VALUE
                                               ------------------------------------------------------------------------
                                                                          (In Thousands)
AVAILABLE FOR SALE
Bonds:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                  $        14,048   $           818   $            32   $          14,834
   Obligations of government-sponsored
     enterprises                                        10,049               874                 -              10,923
   Corporate securities                              1,264,682             7,525           161,551           1,110,656
   Commercial mortgage-backed securities                   138                 -                 1                 137
   Residential mortgage-backed securities            1,513,857            28,058            43,304           1,498,611
   Other mortgage-backed securities                     23,103               548               573              23,078
   Collateralized debt obligations                     162,264                 -            67,587              94,677
   Other debt obligations                              267,358                75           118,542             148,891
                                               ------------------------------------------------------------------------
Total bonds                                    $     3,255,499   $        37,898   $       391,590   $       2,901,807
                                               ========================================================================
Equity securities:
   Financial                                   $         8,624   $             -   $         6,664   $           1,960
   Fund                                                 17,234                 4             3,117              14,121
   Transportation                                            -                 1                 -                   1
   Government                                           66,170                 -                 -              66,170
                                               ------------------------------------------------------------------------
Total equity securities                        $        92,028   $             5   $         9,781   $          82,252
                                               ========================================================================
HELD TO MATURITY
Bonds:
   Corporate securities                        $        26,108   $         1,772   $         2,561   $          25,319
                                               ------------------------------------------------------------------------
Total held to maturity                         $        26,108   $         1,772   $         2,561   $          25,319
                                               ========================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                     AVAILABLE FOR SALE             HELD TO MATURITY
                                               -------------------------------------------------------------
                                                 AMORTIZED         FAIR          AMORTIZED         FAIR
                                                   COST            VALUE          COST            VALUE
                                               -------------------------------------------------------------
                                                                      (In Thousands)
    Due in one year or less                    $      26,106   $      26,702   $          -   $           -
    Due after one year through five years            343,030         352,410         11,213          12,326
    Due after five years through ten years           330,791         333,410          5,825           6,391
    Due after ten years                              396,744         342,144         13,427          10,676
    Mortgage-backed securities and other
       asset-backed securities                     2,013,106       1,845,331              -               -
                                               -------------------------------------------------------------
                                               $   3,109,777   $   2,899,997   $     30,465   $      29,393
                                               =============================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For bonds and equity securities with unrealized losses as of December 31, 2009 and 2008, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

                                                                      DECEMBER 31, 2009
                                       -----------------------------------------------------------------------------------
                                                                    GREATER THAN OR EQUAL
                                         LESS THAN 12 MONTHS            TO 12 MONTHS
                                       ---------------------------------------------------
                                                       GROSS                      GROSS         TOTAL       TOTAL GROSS
                                        CARRYING     UNREALIZED    CARRYING     UNREALIZED     CARRYING     UNREALIZED
                                         AMOUNT        LOSSES       AMOUNT        LOSSES        AMOUNT         LOSSES
                                       -----------------------------------------------------------------------------------
                                                                (In Thousands)
Bonds available for sale:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies         $    3,715   $        18   $      454   $         1   $     4,169   $           19
   Obligations of
     government-sponsored
     enterprises                          193,675         2,787          173             2       193,848            2,789
   Corporate securities                    98,473         3,793      320,584        58,501       419,057           62,294
   Commercial mortgage-backed
     securities                            12,895            88        5,668           486        18,563              574
   Residential mortgage-backed
     securities                           451,472         5,460       94,752        11,148       546,224           16,608
   Other mortgage-backed securities        13,071           170            -             -        13,071              170
   Collateralized debt obligations         22,623        18,885      132,171        72,258       154,794           91,143
   Other debt obligations                 134,015        35,753      193,276        61,781       327,291           97,534
                                       -----------------------------------------------------------------------------------
Total bonds available for sale         $  929,939   $    66,954   $  747,078   $   204,177   $ 1,677,017   $      271,131
                                       ===================================================================================
Total equity securities available
   for sale                            $   29,618   $     5,649   $    5,759   $       398   $    35,377   $        6,047
                                       ===================================================================================
Total bonds held to maturity           $   13,427   $     2,751   $        -   $         -   $    13,427   $        2,751
                                       ===================================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

INVESTMENTS (CONTINUED)

                                                                      DECEMBER 31, 2008
                                       ---------------------------------------------------------------------------------
                                                                    GREATER THAN OR EQUAL
                                        LESS THAN 12 MONTHS            TO 12 MONTHS
                                       ----------------------------------------------------
                                                       GROSS                      GROSS        TOTAL       TOTAL GROSS
                                        CARRYING     UNREALIZED    CARRYING     UNREALIZED    CARRYING     UNREALIZED
                                         AMOUNT       LOSSES        AMOUNT       LOSSES        AMOUNT         LOSSES
                                       ---------------------------------------------------------------------------------
                                                               (In Thousands)
Fixed maturities available for sale:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies         $    4,759   $        32   $        -   $         -  $     4,759   $          32
   Corporate securities                   421,630        43,736      460,265       117,815      881,895         161,551
   Commercial mortgage-backed
     securities                               138             1            -             -          138               1
   Residential mortgage-backed
     securities                           183,710        23,383       79,123        19,257      262,833          42,640
   Other mortgage-backed securities         7,453           603        3,244           633       10,697           1,236
   Collateralized debt obligations         10,488           775      145,335        66,813      155,823          67,588
   Other debt obligations                  12,174         1,888      231,719       116,654      243,893         118,542
                                       ---------------------------------------------------------------------------------
Total fixed maturities available for
   sale                                $  640,352   $    70,418   $  919,686   $   321,172  $ 1,560,038   $     391,590
                                       =================================================================================
Total equity securities available
   for sale                            $        -   $         -   $   23,123   $     9,781  $    23,123   $       9,781
                                       =================================================================================
Fixed maturities held to maturity      $   10,181   $     2,267   $    2,645   $       294  $    12,826   $       2,561
                                       =================================================================================

As of December 31, 2009 the Company held $1,677 million in available-for-sale fixed maturity securities with unrealized losses of $271 million. The Company's portfolio consists of fixed maturity securities where 72% are investment grade (rated AAA through BBB-) with an average price of $86 (carrying value/amortized cost).

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 161 securities with a carrying value of $929.9 million and unrealized losses of $67 million reflecting an average price of $93. Of this portfolio, 81% were investment grade (rated AAA through BBB-) at December 31, 2009. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. At present, the Company cannot ascertain as to the duration of the current market conditions and the resulting impact on such positions but believes these losses to be temporary.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 174 securities with a carrying value of $747.1 million and unrealized losses of $204.2 million. Of this portfolio, 64% were investment grade (rated AAA through BBB-) at December 31, 2009.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company's intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company's ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, then the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income and the noncredit portion is recognized in OCI.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset- backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than- temporary impairment was recognized in OCI for the year ended December 31, 2009 is as follows:

                                                                                               2009
                                                                                       --------------------
                                                                                         (In Thousands)

    Balance at beginning of year                                                       $           (89,602)
    Credit losses for which an other-than-temporary impairment was not previously
       recognized                                                                                  (10,908)
    Reduction for securities sold during the period or intended to be sold                           16,764
    Additional credit loss impairments on securities previously impaired                              (425)
                                                                                       --------------------
    Balance at end of year                                                             $           (84,171)
                                                                                       ====================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

At December 31, 2009, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of OTTIs, which are listed below by the length of time these invested assets have been in an unrealized loss position. This list is referred to as the watch list, and its related unrealized losses are presented below:

                                                                      DECEMBER 31, 2009
                                                 ------------------------------------------------------
                                                    AMORTIZED        UNREALIZED          ESTIMATED
                                                      COST           LOSS (GAIN)         FAIR VALUE
                                                 ------------------------------------------------------
                                                                    (In Thousands)
      Less than 12 months:
         Corporate securities                    $       43,357   $        11,001   $           32,356
         Asset-backed securities                        127,312            50,336               76,976
         Mortgage-backed                                 93,994            10,927               83,067
                                                 ------------------------------------------------------
                                                        264,663            72,264              192,399
      Greater than 12 months:
         Corporate securities                            16,332             1,486               14,846
         Asset-backed securities                        137,576            77,773               59,803
         Equities                                           602            (1,498)               2,100
                                                 ------------------------------------------------------
                                                        154,510            77,761               76,749
                                                 ------------------------------------------------------
      Total                                      $      419,173   $       150,025   $          269,148
                                                 ======================================================

The watch list includes 100 securities, of which 53 have been on the list for over 12 months. The combined fair value of the watch list securities was 64% of book value. Formal operating procedures relevant to the testing for impairment of asset-backed securities are followed when evaluating these holdings. Economic conditions, liquidity, cash flow, collateral sufficiency, and stable to improving operating performance are factors in analyzing such securities. Being current as to principal and interest are also factors considered in concluding if OTTI charges are necessary. Cash flow testing based on default and recovery rate assumptions is performed on securities that are deemed necessary due to market values and/or credit ratings. Upon review of the analysis and discussion, an exercise of judgment to determine the weight given to each factor and its influence on the security is performed to determine if a reduction in principal should occur. At present, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Major categories of net investment income for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:

                                                        2009             2008            2007
                                                    ------------------------------------------------
                                                                  (In Thousands)
     Interest on bonds                              $    155,026   $      196,538   $       254,298
     Dividends on equity securities                        2,010            3,875             5,550
     Dividends on mutual funds                                 -              161             2,038
     Interest on mortgage loans                              511                -                 -
     Interest on policy loans                              5,519            6,104             6,215
     Interest on short-term investments                    1,022            6,263            10,607
     Other                                                20,145           54,896            12,014
                                                    ------------------------------------------------
     Total investment income                             184,233          267,837           290,722

     Less investment expenses                              7,914            8,401             8,387
                                                    ------------------------------------------------
     Net investment income                          $    176,319   $      259,436   $       282,335
                                                    ================================================

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses on bonds for the years ended December 31, 2009, 2008, 2007 are as follows:

                                    2009             2008            2007
                                ----------------------------------------------
                                                (In Thousands)

    Proceeds from sales         $    992,285   $      256,385   $     726,782
    Gross realized gains              24,901            2,524           7,536
    Gross realized losses             13,381            7,917           3,996

During 2009 the Company sold held-to-maturity securities with a net carrying amount of $5.6 million resulting in a realized gain of $0.3 million. The Company also transferred securities with a net carrying amount of $0.6 million for this same issuer from held to maturity to available for sale. This decision was a result of the issuer rejecting the leases on the properties securing the notes in bankruptcy. The change from held to maturity to available for sale is in accordance with guidance and does not impair the Company's ability to hold other held-to-maturity securities. The properties have since been foreclosed on.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2009, 2008, and 2007 consist of the following:

                                                           2009          2008           2007
                                                      ---------------------------------------------
                                                                (In Thousands)
Realized gains (losses):
   Bonds                                              $      11,558  $     (5,393)  $        3,540
   Equity securities                                           (38)             -                -
   Mutual funds - trading                                        -            552                -
   Other invested assets                                         -           (473)               -
   Other                                                         -            (19)               -
                                                      ---------------------------------------------
Total realized gains (losses)                                11,520        (5,333)           3,540

Impairments:
   OTTI of available-for-sale bonds                        (68,507)      (387,958)         (20,345)
   Portion of OTTIs recognized in OCI                       21,157              -                -
   OTTI of available-for-sale equities                           -         (7,893)               -
   Rydex trade name impairment                                   -         (7,300)               -
                                                      ---------------------------------------------
Total impairments                                          (47,350)      (403,151)         (20,345)

Holding (losses) gains:
   Mutual funds - other than trading                          (125)       (11,198)           2,240
                                                      ---------------------------------------------
Total holding (losses) gains                                  (125)       (11,198)           2,240
                                                      ---------------------------------------------
                                                           (35,955)      (419,682)         (14,565)
Related impact on deferred policy acquisition costs        (13,389)         8,213              215
                                                      ---------------------------------------------
Net realized/unrealized capital losses                $    (49,344)  $   (411,469)  $      (14,350)
                                                      =============================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

There were no outstanding agreements to sell securities at December 31, 2009 or 2008.

At December 31, 2009, the Company had securities pledged with an amortized cost and market value of approximately $1.5 billion, respectively, as collateral in relation to its structured institutional products, the line of credit with FHLB (see Note 14), and the home office building (see Note 15).

At December 31, 2009, bonds available for sale with a carrying amount of $4.4 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

DERIVATIVE INSTRUMENTS

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

Fair Value Hedging Strategy

The Company has interest rate swap agreements, which effectively modify fixed rate bonds into floating rate investments based on LIBOR. The notional amounts of these swaps are $32 million and $75 million at December 31, 2009 and 2008, respectively. Notional amounts are provided to express the extent of our involvement in derivative transactions. Notional amounts represent amounts used to calculate contractual flows to be exchanged and are not paid or received.

During the years ended December 31, 2009, 2008, and 2007, the Company recognized a net gain of $1,390,000, net loss of $1,202,000, and net loss of $1,104,000, respectively, related to the ineffective portion of its fair value hedges that have been included in net investment income in the consolidated statements of operations.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of equity market volatility on the Company's deferred acquisition cost amortization expense, earnings from asset-based fees, and realized/unrealized capital gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. Effective October 2, 2008, the Company suspended the hedging program. During the years ended December 31, 2008, and 2007, the Company realized a gain of $38.5 million and a loss of $1.6 million, respectively, on these futures contracts that have been included in net investment income in the consolidated statements of operations. The Company held no futures contracts at December 31, 2009 and 2008.

3. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the components of deferred policy acquisition costs for the years ended December 31:

                                              2009            2008
                                         --------------------------------
                                                    (In Thousands)

    Deferred policy acquisition costs    $      291,313   $      404,123
    Present value of future profits              47,895           49,253
    Unearned premium liability                  (72,058)         (82,230)
    Deferred selling commissions                  3,195            6,215
                                         --------------------------------
    Balance at end of year               $      270,345   $      377,361
                                         ================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

      An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned premium liability) is presented below for the years ended December 31:

                                                                                   2009           2008
                                                                              -----------------------------
                                                                                     (In Thousands)
    Balance at beginning of year                                              $     404,123   $    380,236
       Cost deferred during the year                                                 18,626         44,504
       Amortized to expense during the year                                         (36,073)       (97,380)
       Effect of realized (gains) losses on amortization of deferred policy         (13,389)         8,213
         acquisition costs
       Effect of unrealized (gains) losses                                          (82,408)        70,193
       Other                                                                            434         (1,643)
                                                                              -----------------------------
    Balance at end of year                                                    $     291,313   $    404,123
                                                                              =============================

Included in deferred policy acquisition costs in the consolidated balance sheets, the present value of future profits (PVFP) reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP relates to reinsurance assumed in 2000 and 2003.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

PVFP is amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

                                              2009           2008
                                         -----------------------------
                                               (In Thousands)

      Balance at beginning of year       $      49,253   $     69,941
         Imputed interest                        3,272          4,569
         Amortization                           (4,630)       (25,257)
                                         -----------------------------
      Balance at end of year             $      47,895   $     49,253
                                         =============================

Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 9% and 13.16% of the December 31, 2009 deferred policy acquisition cost balance in each of the years 2010 through 2014. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.3%.

As a result of a reinsurance transaction entered into in 2007 (see Note 7), the Company recorded an unearned profit liability that is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization are reported as a component of deferred policy acquisition costs on the consolidated balance sheets. An analysis of the unearned profit liability and associated amortization is presented below for the years ended December 31:

                                            2009           2008
                                        -----------------------------
                                              (In Thousands)

    Balance at beginning of year        $    (82,230)  $    (103,335)
       Amortization                           10,172          21,105
                                        -----------------------------
    Balance at end of year              $    (72,058)  $     (82,230)
                                        =============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below for the years ended December 31:

                                                      2009            2008
                                                 ------------------------------
                                                         (In Thousands)

     Balance at beginning of year                $        6,215   $      7,850
        Costs deferred during the year                    1,124          1,206
        Distribution of deferred selling
          commissions (see Note 1)                       (1,869)             -
        Amortization                                     (2,275)        (2,841)
                                                 ------------------------------
     Balance at end of year                      $        3,195   $      6,215
                                                 ==============================
4. DEFERRED SALES INDUCEMENTS

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

                                                            2009           2008
                                                      ------------------------------
                                                               (In Thousands)
   Balance at beginning of year                       $       97,778   $    118,887
      Costs (charged back) deferred during the year              (33)         5,070
      Amortization                                           (13,997)       (26,179)
                                                      ------------------------------
   Balance at end of year                             $       83,748   $     97,778
                                                      ==============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS)

The components of other comprehensive income (loss) are as follows:

                                                                      UNREALIZED
                                                                    GAINS (LOSSES)    DERIVATIVE
                                                                    ON AVAILABLE-    INSTRUMENTS
                                                                       FOR-SALE         GAINS
                                                                      SECURITIES      (LOSSES)           TOTAL
                                                                   ------------------------------------------------
                                                                           (In Thousands)
Accumulated other comprehensive loss at
   January 1, 2007                                                 $      (21,517)  $        (414)  $      (21,931)
     Other comprehensive loss:
       Unrealized losses on available for sale securities                (216,163)              -         (216,163)
       Losses reclassified into earnings from other
         comprehensive loss                                                14,565               -           14,565
       Effect on deferred policy acquisition costs                        (15,679)              -          (15,679)
       Change in deferred income taxes                                     40,887               -           40,887
                                                                   ------------------------------------------------
     Total other comprehensive loss                                      (176,390)              -         (176,390)
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2007                                                     (197,907)           (414)        (198,321)
     Other comprehensive income:
       Unrealized losses on available for sale securities                (532,561)              -         (532,561)
       Losses reclassified into earnings from other
         comprehensive loss                                               412,363             414          412,777
       Effect on deferred policy acquisition costs                         70,193               -           70,193
       Change in deferred income taxes                                     58,321               -           58,321
                                                                   ------------------------------------------------
     Total other comprehensive income                                       8,316             414            8,730
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2008                                                     (189,591)              -         (189,591)
                                                                   ------------------------------------------------

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS) (CONTINUED)

                                                                       UNREALIZED
                                                                     GAINS (LOSSES)     DERIVATIVE
                                                                     ON AVAILABLE-     INSTRUMENTS
                                                                        FOR-SALE         GAINS
                                                                       SECURITIES       (LOSSES)         TOTAL
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2008                                               $        (189,591) $           -  $    (189,591)
     Cumulative effect of change in accounting for investment
       impairment (see Note 1)                                               (53,348)             -        (53,348)
     Other comprehensive income:
       Unrealized gains on available for sale securities                     195,712              -        195,712
       Realized investment gains, excluding impairment losses                (11,395)             -        (11,395)
       OTTI losses recognized in earnings                                     68,507              -         68,507
       OTTI losses recognized in other comprehensive income                  (21,157)             -        (21,157)
       Adjustment for assumed changes in liability for policy
         reserves and annuity account values                                  (1,951)             -         (1,951)
       Effect on deferred policy acquisition costs                           (82,408)             -        (82,408)
       Change in deferred income taxes                                       (22,831)             -        (22,831)
                                                                   ------------------------------------------------
     Total other comprehensive income                                        124,477              -        124,477
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2009                                               $        (118,462) $           -  $    (118,462)
                                                                   ================================================


6. EMPLOYEE BENEFIT PLANS

Substantially all employees of the Company are covered by a qualified, noncontributory, defined benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company is providing a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution) and the Company match was increased to 100% of the first 5% of pay contributed by an employee. Company contributions to the profit-sharing and savings plan charged to operations were $569,000, $7,046,000, and $1,488,000 for 2009, 2008, and 2007, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts.

The Company also has a long-term incentive plan for certain employees, which provides for vesting over a three-year period. Incentive compensation expense amounted to $3,078,000, $29,351,000, and $8,246,000 for 2009, 2008, and 2007,
respectively, and is included in the consolidated statements of operations in commissions and other operating expenses.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE

Principal reinsurance assumed transactions for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:


                                 2009            2008             2007
                             -----------------------------------------------
                                             (In Thousands)
Reinsurance assumed:
   Premiums received         $      24,083   $      35,612    $      41,164
                             ===============================================
   Commissions paid          $       2,236   $       3,335    $       3,412
                             ===============================================
   Claims paid               $       6,268   $       8,430    $       8,486
                             ===============================================
   Surrenders paid           $     103,384   $     141,146    $     210,590
                             ===============================================

Principal reinsurance ceded transactions for the years ended December 31, 2009, 2008, and 2007 are summarized as follows, impacted by the 2007 transfer of a block of deferred variable annuities business to another insurer:






                                  2009            2008             2007
                             -----------------------------------------------
                                             (In Thousands)
Reinsurance ceded:
   Premiums paid             $      33,574   $      50,444    $      75,378
                             ===============================================
   Commissions received      $       3,671   $       5,449    $       3,272
                             ===============================================
   Claim recoveries          $      30,457   $      38,139    $      20,629
                             ===============================================
   Surrenders recovered      $     152,798   $     181,701    $      58,888
                             ===============================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE (CONTINUED)

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

At December 31, 2009 and 2008, the Company has receivables totaling $515,112,000 and $519,746,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2009 and 2008 was $3.4 billion and $3.6 billion, respectively.

Effective October 1, 2007, the Company reinsured, through an 85% coinsurance of general account liabilities and an 85% modified coinsurance of separate account liabilities, a block of approximately 14,600 deferred annuity contracts with separate account balances of $1.3 billion. The Company received a reinsurance commission of $35.3 million and a separate account accrued expense allowance of $78.9 million, reduced by other related items of $6.1 million, for a total unearned profit liability of $108.1 million. This liability has been deferred and is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The Company has taken reserve credits of $13.4 million and $20.7 million for general account liabilities reinsured at December 31, 2009 and 2008, respectively, while separate account assets and liabilities continue to be reported on the books of the Company. The reserves were collateralized by assets of the reinsurer held in trust of $79.5 million and $47.6 million at December 31, 2009 and 2008, respectively.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB), the guaranteed minimum withdrawal benefit (GMWB), and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

     o RETURN OF PREMIUM DEATH BENEFIT provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

     o RESET provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's age specified birthday (this age varies by product) adjusted for withdrawals.

     o ROLL-UP DEATH BENEFIT provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

     o STEP-UP DEATH BENEFIT provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

     o ENHANCED DEATH BENEFIT provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

     o COMBO DEATH BENEFIT provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:


                                    2009                                    2008
                      ---------------------------------------------------------------------------
                                                 WEIGHTED                             WEIGHTED
                        ACCOUNT  NET AMOUNT       AVERAGE    ACCOUNT     NET AMOUNT   AVERAGE
                         VALUE     AT RISK     ATTAINED AGE   VALUE       AT RISK   ATTAINED AGE
                      ---------------------------------------------------------------------------
                                               (Dollars in Millions)

Return of premium   $    2,020   $      107       62        $    1,824   $      355       62
Reset                      128           10       54               111           31       54
Roll-up                    516           85       61               458          203       60
Step-up                  3,211          254       63             3,023          656       63
Combo                      193           55       67               164           85       66
                    -----------------------                 -----------------------
Subtotal                 6,068          511       63             5,580        1,330       62

Enhanced                    11            1       65                 -           28       66
                    -----------------------                 -----------------------
Total GMDB          $    6,079   $      512       63        $    5,580   $    1,358       61
                    =======================                 =======================

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008 was $10,156,000 and $20,802,000,
respectively. The liability for GMWBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008, was $14,622,000 and $30,236,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008 was $2,725,000 and $2,802,000, respectively.

The Company's GMDB and GMIB SOP 03-1 reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB, GMWB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as benefit expense. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company's SOP 03-1 reserve calculation uses assumptions the same as those used in its deferred policy acquisition cost model.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2009:

     o Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

     o     Mean long-term gross blended separate account growth rate is 8.5%.

     o     Long-term equity volatility is 18%.

     o     Long-term bond volatility is 5%.

     o     Mortality is 100% of Annuity 2000 table.

     o Asset fees are equal to fund management fees and product loads (vary by product).

     o     Discount rate is equivalent to the credited rate (vary by product).

     o     Lapse rates vary by product and duration.

The following assumptions were used to determine the GMWB reserves classified under ASC Topic 820 as of December 31, 2009:

      o Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

      o     Mortality is 100% of Annuity 2000 table.

      o Asset fees are equal to fund management fees and product loads (vary by product).

      o Current volatility surface (3 months-5 years) of 22% graded to 28% at year 5, graded to 21% at year 30, and graded to the long-term average of 18% at end of projection year 60.

      o Discount rate used is the levelized forward swap rate plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index.

      o    Policyholder lapse rates are set to 90% of the assumed base lapses.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES

The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2004. The Internal Revenue Service (IRS) is not currently examining any of SBMHC's federal tax returns. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2009, the Company has $344 million of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest for the year ended December 31, 2009 and recorded a liability at December 31, 2009 of $327,000.

Income tax expense (benefit) consists of the following for the years ended December 31, 2009, 2008, and 2007:

                          2009            2008             2007
                      -----------------------------------------------
                                      (In Thousands)

Current               $       3,579   $      (2,176)   $       4,603
Deferred                      1,477         (11,864)         (10,339)
                      -----------------------------------------------
                      $       5,056   $     (14,040)   $      (5,736)
                      ===============================================

A net operating loss (NOL) of $285 million from 2008 is available to offset future taxable income. The NOL is available for use until 2029.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income before income tax expense (benefit) are as follows:
                                          2009            2008           2007
                                   ---------------------------------------------

                                                       (In Thousands)
Federal income tax expense
   (benefit) computed at
   statutory rate                  $      (6,687)  $    (149,889)   $    11,775
Increases (decreases) in taxes
   resulting from:
     Valuation allowance                  13,584         143,165              -
     Dividends received deduction         (3,576)         (6,061)       (12,019)
     Credits                                (320)         (1,126)        (1,959)
     Prior period adjustments              1,593              (8)        (2,292)
     Other                                   462            (121)        (1,241)
                                   ---------------------------------------------
                                   $       5,056   $     (14,040)   $    (5,736)
                                   =============================================

Credits primarily result from low-income housing tax credits. Other includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

Net deferred income tax assets or liabilities consist of the following:


                                                              DECEMBER 31
                                                         2009             2008
                                                  ------------------------------
                                                           (In Thousands)
Deferred income tax assets:
   Future policy benefits                         $       40,344  $      35,102
   Net operating loss                                     12,812         14,584
   Deferred loss on investments                          128,022        143,542
   Deferred gain on life coinsurance agreement             1,498          1,972
   Net unrealized capital loss on investments             76,621        124,329
   Other invested assets                                   8,960          4,638
   Other                                                   5,848          2,628
                                                  ------------------------------
Total deferred income tax assets                         274,105        326,795
Valuation allowance                                     (128,022)      (143,165)
                                                  ------------------------------
Net deferred income tax assets                           146,083        183,630

Deferred income tax liabilities:
   Deferred policy acquisition costs                     109,864        149,359
   Depreciation                                            5,546          1,994
   Deferred gain on investments                            4,143          4,381
   Other                                                   7,531         11,817
                                                  ------------------------------
 Total deferred income tax liabilities                   127,084        167,551
                                                  ------------------------------
 Net deferred income tax assets                   $       18,999  $      16,079
                                                  ==============================

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2009 and 2008, the Company recorded a $128.0 million and $143.2 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years.

It is anticipated that the potential acquisition transaction, described in Note 1, would trigger a limitation under Internal Revenue Code Section 382, which restricts how much of SBMHC's pre-transaction NOLs can be used in a given year. Because of the anticipated limitation, the Company believes the use of the NOL deferred tax asset will be significantly limited if the business combination is consummated.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61, in which it announced that it intends to issue final regulations with respect to certain computational aspects of the dividends received deduction (DRD) related to separate account assets held in connection with variable life insurance and annuity contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope, and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that is likely that any such regulations would apply prospectively only. Additionally, included in the Administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which if enacted could significantly reduce the DRD tax benefits the Company receives prospectively, beginning in 2011. For the year ended December 31, 2009, the Company recorded a benefit of approximately $3.4 million related to the current year's separate account DRD.

On March 19, 2010, the Company filed refund claims with the IRS in the amount of $7,396,000 for 2004 and $1,311,000 for 2003 pursuant to Revenue Procedure 2009-52. This Revenue Procedure provided the guidance for the provision of the American Recovery and Reinvestment Act of 2009, which extended the carryback of the 2008 or 2009 NOLs for up to five years. With the carryback to 2003, the Company could be subject to examinations by the IRS for this year.

10. BUSINESS COMBINATIONS

On June 15, 2007, SGI acquired the assets of Avera Global Partners, L.P., an asset management business primarily involved in the management of global assets, through an asset purchase. The acquisition was accounted for using the purchase method and 100% of the results since June 15, 2007 have been included in the consolidated financial statements. The acquisition provided the Company with global asset management capabilities. The aggregate purchase price was $3.5 million. During 2008, additional acquisition costs were incurred increasing the original allocation of goodwill by $444,000 to $3.3 million at December 31, 2008. SGI was subsequently sold to SBC on December 30, 2008 (see Note 16).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets                                              $       1,314
Fixed and other assets                                                 38
Intangible assets subject to amortization:
   Noncompetition agreements                                          280
Goodwill not subject to amortization                                3,341
                                                          ----------------
                                                                    4,973
Current liabilities                                                 1,508
                                                          ----------------
Net assets acquired                                         $       3,465
                                                          ================

The intangible asset subject to amortization is being amortized straight-line over seven years. Goodwill and intangible assets are deductible for tax purposes.

On January 17, 2008, Avon Holdings, LLC, a limited liability company controlled by the Company and its parent, SBC, acquired 100% of the outstanding shares and membership interests of Rydex Holdings, Inc. (Rydex) and Investment Capital Technologies, LLC (Investment Capital). Rydex and Investment Capital were merged into Avon Holdings, LLC, which was renamed Rydex Holdings, LLC (RHLLC) upon completion of the merger. The Company held a 60.5% ownership interest in RHLLC and SBC owned 39.5%. Effective December 30, 2008, the Company sold its entire interest in RHLLC to SBC (see Note 16).

RHLLC is a holding company whose subsidiaries principally sponsor, advise, and manage nontraditional, quantitative-oriented, open-end mutual funds and exchange-traded funds that cover a wide range of traditional and alternative asset classes. The value of RHLLC was determined based upon an independent appraisal that considered market multiples for similar entities, similar recent market transactions, and other relevant factors. The aggregate purchase price was $751.6 million, with acquisition costs totaling $12.1 million (net assets acquired of $763.7 million).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed by the Company and SBC at the date of acquisition (in thousands):


    Cash and cash equivalents                                    $    33,527
    Other current assets                                              12,122
    Fixed and other assets                                             6,169
    Intangible assets not subject to amortization:
      Management contracts                                           328,000
      Trade name                                                     205,500
    Intangible assets subject to amortization:
      Processes and technology                                        39,800
      Noncompetition agreements                                       19,600
    Goodwill not subject to amortization                             139,663
                                                                 ------------
                                                                     784,381
    Current liabilities                                               20,713
                                                                 ------------
    Net assets acquired                                          $   763,668
                                                                 ============

The weighted average amortization period is 8.4 years for the intangible assets subject to amortization. The goodwill and intangible assets amortization are deductible for income tax purposes.

On January 7, 2008, the Company's affiliate, SI (which was 90% owned by the Company at that time), acquired through an asset purchase an asset management business primarily involved in the management of large-cap and mid-cap growth assets. The aggregate purchase price was $500,000 and the acquisition was accounted for using the purchase method. SI was subsequently sold to SBC at December 30, 2008 (see Note 16).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of assets acquired and liabilities assumed at the date of acquisition (in thousands):


    Intangible assets subject to amortization:
      Noncompetition agreements                                 $       228
    Goodwill not subject to amortization                              1,209
                                                                ------------
                                                                      1,437
    Current liabilities                                                 937
                                                                ------------
    Net assets acquired                                         $       500
                                                                ============

The intangible asset subject to amortization is being amortized straight-line over five years. The goodwill and intangible assets are deductible for income tax purposes.

11. GOODWILL AND OTHER INTANGIBLE ASSETS

An analysis of the goodwill and other intangible assets balances is presented below for the year ended December 31:

                                                         OTHER
                                                       INTANGIBLE
                                           GOODWILL      ASSETS        TOTAL
                                          -------------------------------------
                                                     (In Thousands)

   Balance at January 1, 2007             $        -   $        -   $        -
    Acquisitions                               2,896          280        3,176
    Amortization                                   -          (20)         (20)
                                          -------------------------------------
   Balance at December 31, 2007                2,896          260        3,156
    Acquisitions                             141,317      593,128      734,445
    Amortization                                   -       (7,625)      (7,625)
    Impairment                                     -       (7,300)      (7,300)
    Sale of subsidiaries to SBC             (144,213)    (578,463)    (722,676)
                                          -------------------------------------
   Balance at December 31, 2008 and 2009  $        -   $        -   $        -
                                          =====================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

11. GOODWILL AND OTHER INTANGIBLE ASSETS (CONTINUED)

Impairment of goodwill and intangibles is evaluated annually. During 2008, an impairment of $7.3 million was recognized for the trade name intangible acquired as part of the RHLLC acquisition. The fair value of the trade name was determined based on discounted future cash flows.

12. CONDENSED FAIR VALUE INFORMATION

FAIR VALUE HIERARCHY

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. The levels are as follows:

      Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include cash and cash equivalents and separate account assets.

      Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model- based valuation techniques for which significant assumptions are observable in the market. Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

      Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread- based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include private placements, structured products, and certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

DETERMINATION OF FAIR VALUE

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

The following tables present categories reported at fair value on a recurring basis for the year ending December 31, 2009:

                                                                            2009
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE        LEVEL 1           LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
    Assets:
      Cash equivalents                       $       144,909   $      144,909   $            -   $            -
      Bonds:
         U.S. Treasury securities and
            obligations of U.S. government
            corporations and agencies                 16,705                -           16,705                -
         Obligations of government-
            sponsored enterprises                    206,336                -          206,336                -
         Corporate securities                        831,625                -          654,623          177,002
         Commercial mortgage-backed
            securities                                40,270                -           38,565            1,705
         Residential mortgage-backed
            securities                             1,316,339                -        1,233,270           83,069
         Other mortgage-backed securities             62,942                -           62,942                -
         Collateralized debt obligations              71,199                -            2,278           68,921
         Other debt obligations                      354,581                -           78,320          276,261
                                             -------------------------------------------------------------------
      Total bonds                                  2,899,997                -        2,293,039          606,958
                                             -------------------------------------------------------------------
      Equity securities:
         Financial                                     4,513                -            1,927            2,586
         Fund                                         30,768                -           30,768                -
         Technology                                    4,869                -            4,869                -
         Transportation                                    1                -                -                1
         Government                                   64,760                -                -           64,760
                                             -------------------------------------------------------------------
      Total equities                                 104,911                -           37,564           67,347
                                             -------------------------------------------------------------------
      Short-term                                      69,959                -           69,959                -
      Separate account assets                      4,980,210        4,980,210                -                -
                                             -------------------------------------------------------------------
    Total assets                             $     8,199,986   $    5,125,119   $    2,400,562   $      674,305
                                             ===================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                            2009
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                               FAIR VALUE          LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                             (In Thousands)
    Liabilities:
      Interest rate swaps                    $         1,657   $            -   $            -   $        1,657
                                             -------------------------------------------------------------------
    Total liabilities                        $         1,657   $            -   $            -   $        1,657
                                             ===================================================================

The following tables present categories reported at fair value on a recurring basis for the year ending December 31, 2008:

                                                                            2008
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE         LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
    Assets:
      Cash equivalents                       $        50,872   $       50,872   $            -   $            -
      Bonds:
         U.S. Treasury securities and
            obligations of U.S. government
            corporations and agencies                 14,834                -           14,834                -
         Obligations of government-
            sponsored enterprises                     10,923                -           10,923                -
         Corporate securities                      1,110,656                -          913,841          196,815
         Commercial mortgage-backed
            securities                                  137                 -              137                -
         Residential mortgage-backed
            securities                             1,498,611                -        1,498,611                -
         Other mortgage-backed securities             23,078                -           23,078                -
         Collateralized debt obligations              94,677                -            8,450           86,227
         Other debt obligations                      148,891                -           29,953          118,938
                                             -------------------------------------------------------------------
      Total bonds                                  2,901,807                -        2,499,827          401,980
      Equity securities:
         Financial                                     1,960                -                -            1,960
         Fund                                         14,121                -           14,121                -
         Transportation                                    1                -                -                1
         Government                                   66,170                -                -           66,170
                                             -------------------------------------------------------------------
      Total equities                                  82,252                -           14,121           68,131
      Separate account assets                      4,507,767        4,507,767                -                -
                                             -------------------------------------------------------------------
    Total assets                             $     7,542,698   $    4,558,639   $    2,513,948   $      470,111
                                             ===================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                            2008
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE         LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
     Liabilities:
       Interest rate swaps                   $         5,796   $            -   $            -   $        5,796
                                             -------------------------------------------------------------------
     Total liabilities                       $         5,796   $            -   $            -   $        5,796
                                             ===================================================================

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs for the years ended December 31, 2009 and 2008, are as follows:


                                          TOTAL REALIZED/UNREALIZED                                                     CHANGE IN
                                              GAINS AND LOSSES                                                         UNREALIZED
                                         ----------------------------                                                     GAINS
                                                         INCLUDED IN     PURCHASES,                                    (LOSSES) IN
                            BALANCE AT     INCLUDED         OTHER        ISSUANCES,                     BALANCE AT       NET LOSS
                            JANUARY 1,        IN        COMPREHENSIVE    SALES, AND                    DECEMBER 31,   FOR POSITIONS
                              2009         NET LOSS     INCOME (LOSS)   SETTLEMENTS       TRANSFERS        2009         STILL HELD
                          ----------------------------------------------------------------------------------------------------------
                                                                       (In Thousands)
Assets:
  Bonds:
  Corporate securities    $     196,815  $     (2,652)  $      15,495  $        2,484   $    (35,140)  $    177,002   $      12,843
  Commercial mortgage-
     backed securities                -             -              33            (257)         1,929          1,705              33
  Residential mortgage-
     backed securities                -             -          17,486          (5,786)        71,369         83,069          17,486
  Collateralized debt
     obligations                 86,227       (23,582)        (22,150)         25,866          2,560         68,921         (45,732)
  Other debt obligations        118,938       (16,716)         13,668         162,159         (1,788)       276,261          (3,048)
                          ----------------------------------------------------------------------------------------------------------
  Total bonds                   401,980       (42,950)         24,532         184,466         38,930        606,958         (18,418)

  Equities:
      Financial                   1,960             -           1,608               2           (984)         2,586           1,608
      Transportation                  1             -               -               -              -              1               -
      Government                 66,170             -               -          (1,410)             -         64,760               -
                          ----------------------------------------------------------------------------------------------------------
  Total equities                 68,131             -           1,608          (1,408)          (984)        67,347           1,608
                          ----------------------------------------------------------------------------------------------------------
Total assets              $     470,111  $    (42,950)  $      26,140  $      183,058   $     37,946   $    674,305   $     (16,810)
                          ==========================================================================================================
Liabilities:
   Interest rate swaps    $       5,796  $     (1,390)  $           -  $       (2,749)  $          -   $      1,657   $           -
                          ==========================================================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                                                                        CHANGE IN
                                          TOTAL REALIZED/UNREALIZED                                                    UNREALIZED
                                               GAINS AND LOSSES                                                           GAINS
                                         ----------------------------
                                                         INCLUDED IN      PURCHASES,                                   (LOSSES) IN
                            BALANCE AT     INCLUDED         OTHER         ISSUANCES,                    BALANCE AT      NET LOSS
                            JANUARY 1,        IN        COMPREHENSIVE     SALES, AND                   DECEMBER 31,   FOR POSITIONS
                              2008         NET LOSS         INCOME       SETTLEMENTS     TRANSFERS         2008         STILL HELD
                          ----------------------------------------------------------------------------------------------------------
                                                                       (In Thousands)
Assets:
  Bonds                   $     880,800  $   (377,867)  $       9,552  $     (115,760)  $      5,255   $    401,980   $    (206,835)
  Equities                       84,888        (5,400)         (4,256)         (7,101)             -         68,131          (4,127)
  Mutual funds                   12,912             -               -               -        (12,912)             -               -
                          ----------------------------------------------------------------------------------------------------------
Total assets              $     978,600  $   (383,267)  $       5,296  $     (122,861)  $     (7,657)  $    470,111   $    (210,962)
                          ==========================================================================================================
Liabilities:
   Interest rate swaps    $       2,561  $      1,202   $           -  $        2,033   $          -   $      5,796   $           -
                          ==========================================================================================================

Assets transferred into and out of Level 3 during 2009 were $80.1 million and $42.2 million, respectively, and during 2008 were $5.3 million and $12.9 million, respectively. The majority of assets transferred into Level 3 include those assets that the Company was no longer able to obtain a price from a recognized third-party pricing vendor. The majority of assets transferred out of Level 3 include assets that were sold during 2009 or 2008.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash equivalents and short-term investments - The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

      Investment securities - Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, from applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Business-owned life insurance and mortgage loans - The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

      Interest rate swaps - Fair values of the Company's interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

      Policy loans - Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

      Investment-type insurance contracts - The fair values of the Company's reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

      Long-term debt and mortgage debt - Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

      Separate account assets and liabilities - The assets held in the separate account consist of actively traded mutual funds that have daily quoted net asset values and are carried at quoted market values or, where quoted market values are not available, at fair market values as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

ASC Topic 825, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

ASC Topic 825 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                             DECEMBER 31, 2009                DECEMBER 31, 2008
                                      ----------------------------------------------------------------
                                         CARRYING           FAIR           CARRYING          FAIR
                                          AMOUNT           VALUE            AMOUNT          VALUE
                                      ----------------------------------------------------------------
                                                                (In Thousands)

    Cash and cash equivalents         $      332,945   $      332,945   $     211,333   $     211,333
    Bonds (Note 2)                         2,930,462        2,929,390       2,927,915       2,927,126
    Equity securities (Note 2)               104,911          104,911          82,252          82,252
    Notes receivable from affiliate          740,239          778,925         740,239         756,100
    Mortgage loans                            10,746           10,746          12,642          12,642
    Policy loans                             113,128          113,929         121,838         122,372
    Business-owned life insurance             22,606           22,606          26,500          26,500
    Separate account assets                4,980,210        4,980,210       4,507,767       4,507,767
    Supplementary contracts
      without life contingencies             (10,249)         (10,059)        (11,681)        (13,273)
    Individual and group annuities        (4,041,627)      (3,976,037)     (4,206,905)     (4,075,868)
    Long-term debt                          (150,000)         (53,429)       (150,000)        (51,412)
    Mortgage debt                            (38,639)         (40,300)        (40,549)        (47,403)
    Interest rate swaps                       (1,657)          (1,657)         (5,796)         (5,796)
    Separate account liabilities          (4,980,210)      (4,980,210)     (4,507,767)     (4,507,767)

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES

In 2008, the Company's subsidiaries leased office space under several operating lease agreements. The leases contained escalation clauses that varied but averaged at a rate of 2%. Total expense for all operating leases amounted to $3,439,000 for the year ending December 31, 2008. These subsidiaries were sold on December 30, 2008. There was no operating lease expense in 2009.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $9.9 million and $15.0 million at December 31, 2009 and 2008, respectively, over the next few years as required by the general partner.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2009 and 2008, the Company has reserved $1,680,000 and $1,982,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

ERISA Matters: The Company has been named, among several others, as defendants in a putative class action filed in federal court in the Western District of Washington, captioned as Daniels-Hall et al., v. National Education Association, et al., No. C 07-5339 RBL, challenging under the Employee Retirement Income Security Act of 1974 (ERISA) payments made by the Company to National Education Association's (NEA) Member Benefits Corporation under the NEA Valuebuilder Program. The other defendants include other affiliates of the Company (including
SDI), unaffiliated companies, and individuals. The plaintiffs claim that all of the defendants, among other things, failed to prudently and loyally manage plan assets, failed to provide complete and accurate information, engaged in prohibited transactions, and breached their fiduciary duty under ERISA in connection with the payments described above. The plaintiffs seek unspecified damages and injunctive relief. The Company and the other defendants filed motions to dismiss the complaint based primarily on the grounds that ERISA does not apply to the matters alleged in the complaint. The court granted defendants' motions to dismiss on May 23, 2008 and all claims against the Company and the other defendants were dismissed. The plaintiffs appealed this decision to the Ninth Circuit Court of Appeals. All briefs were filed, and oral arguments were held. The U.S. Department of Labor filed an amicus brief supporting the defendants' position in this matter. The Company does not believe that the class action claims have merit and intends to defend against the claims vigorously.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

BMCA Asbestos litigation: The Company has been named as a party in the case of Official Committee of Asbestos Claimants of G-I Holdings, Inc., v. BMCA Holdings Corporation of America, et. al., Case No. 01-30135. On July 7, 2004, the Official Committee Asbestos Claimants (the Asbestos Committee) in the G-I Holdings Inc. bankruptcy proceeding filed an adversary proceeding complaint (as subsequently amended) against Security Benefit Group, which was merged with and into SBC on January 1, 2005, and the Company, among hundreds of other defendants who purportedly held publicly traded bonds issued by a subsidiary of G-I Holdings, Inc., Building Materials Corporation of America (BMCA). The Asbestos Committee alleges the transfer of a certain roofing business to BMCA in 1994 was a "fraudulent transfer." Recovery is sought against the alleged "initial transferee" of the roofing business, BMCA, as well as alleged "mediate" or "immediate" transferees of those assets, specifically the holders of various public debt issues by BMCA. Because the BMCA bondholders acquired liens on the assets of BMCA in December 2000, the Asbestos Committee alleges that the bondholders acquired the same roofing business assets (or a security interest therein) originally transferred in 1994. The Asbestos Committee seeks to (1) acquire all the assets of BMCA as assets of G-I Holdings, where the Asbestos Committee is a substantial creditor; (2) set aside liens in those assets currently held by the bondholders; and (3) recover principal and interest paid on the bonds since December 2000. In connection with a cost-benefit analysis ordered by the bankruptcy court, the Asbestos Committee has submitted a proposed second amended complaint that seeks similar relief but proceeds on additional theories, including that the liens acquired by the bondholders in December 2000 were themselves fraudulent transfers of G-I Holdings' assets. The Company and other defendant bondholders have denied the Asbestos Committee's claims. A motion to dismiss the amended complaint was argued to the bankruptcy court on April 5, 2005 and denied by the bankruptcy court in January 2006. Subsequently, the United States District Court for the District of New Jersey directed the bankruptcy court to conduct further proceedings, including a cost-benefit analysis, to determine whether the action should proceed, be dismissed, or be stayed pending resolution of other matters in the bankruptcy court. Through January 31, 2008, however, the cost-benefit analysis was stayed pending a mediation of all disputes between G-I Holdings, Inc, BMCA and the Asbestos Committee (not involving the bondholders). The stay was terminated on February 1, 2008, but reinstated when settlement talks between such parties resumed in the summer of 2008. Those talks resulted in an agreed Plan of Reorganization for G-I Holdings pursuant to which all claims against the bondholders would be dismissed with prejudice upon confirmation of the plan. The Disclosure Statement was approved

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

by the bankruptcy court on December 4, 2008 and plan confirmation proceedings were scheduled. The settlement was presented to the bankruptcy court for approval. In the meantime, the IRS filed an objection to the settlement claiming the settlement failed to properly address IRS liens. The EPA also filed an objection maintaining the debtors had not made adequate provisions for its claims. A revised reorganization plan was filed in July 2009. The revised plan includes a release for bondholders, including the Company. The court accepted the plan and overruled all objections. The IRS has appealed the decision. The Third Circuit granted the IRS's request for stay. The debtors have asked for the stay to be dismissed because the appeal is moot given that the G-I Plan has been confirmed, gone effective, and been consummated. The Company is unable to predict the outcome of these matters, nor is management able to estimate the amount or range of possible loss, if any, to the Company. Management believes the outcome of this litigation will not be material to the Company's results of operations or financial condition.

Maclin matter: The Company has been named as a party in the case of London Maclin, Choncyi Maclin, a minor, and Lisa Maclin, as next of friend v. Security Benefit Insurance Companies, Ebonye R. Dillard and John Does 1-5, filed in the Probate Court in Shelby County, Tennessee. Plaintiffs allege the Company owes on a death claim, which the Company has already paid. Plaintiffs claim the Company paid the entire death claim to defendant Ebonye Dillard via electronic funds transfer (EFT). The annuity was paid to all three beneficiaries: one payment sent to defendant Dillard via ETF and the other two payments, belonging to the minor plaintiffs, were paid by check sent by U.S. mail. The Company paid about $70,000 in benefits to the two minor plaintiffs. The checks to the two minor plaintiffs were stolen and cashed by defendant Dillard. As a result of this action, defendant Dillard has been convicted of theft and ordered to pay restitution. Plaintiffs are alleging negligence, breach of contract, and bad faith against the Company. Plaintiffs request damages of $150,000 plus $250,000 in punitive damages. The Company has filed a motion to dismiss. The Company is not able to form a conclusion as to whether an unfavorable outcome is either probable or remote, nor is the Company able to estimate the amount or range of possible loss, if any, to the Company.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

State of Alabama matters: The staff of the Alabama Securities Commission has investigated whether SDI transacted business in Alabama as a broker-dealer or broker-dealer agent for securities without benefit of registration or exemption from registration in violation of the Alabama Securities Act (the Act) and unlawfully effected securities transactions with residents of the state of Alabama from October 11, 2002 to November 21, 2006 in violation of the Act. The staff of the Alabama Securities Commission has presented for the Company's review a consent order under which the Company, SDI, Educator Benefits Corporation (EBC), and the Alabama Education Association (AEA) would agree to disgorge $1,650,000 to participants in products sponsored by the AEA. This amount represents the administrative, advertising, and conference fees that were paid to AEA and EBC from 2000 to 2007 by the Company and another unaffiliated life insurance company. The proposed consent order also seeks from the Company and SDI jointly $75,000 for an administrative assessment and $75,000 to reimburse the Commission for the cost of its investigation. The Company understands that this matter is on hold and has not heard from the Alabama Securities Commission staff since February 2009. The Company intends to vigorously defend this matter.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se(2), to certain of se(2)'s customers that have entered into third-party administration agreements with se(2).

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company's results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

14. LONG-TERM DEBT

At December 31, 2009, the Company has access to a $190 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2009). The Company had no borrowings under this line of credit at December 31, 2009. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by FHLB, primarily mortgage- backed securities, not already pledged as collateral under existing contracts as of December 31, 2009.

The Company has outstanding surplus notes of $150 million at December 31, 2009 and 2008. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016 and $100 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

15. MORTGAGE DEBT

The primary mortgage financing for the Company's home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

15. MORTGAGE DEBT (Continued)

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $79,616 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $30.5 million of other marketable securities. At December 31, 2009, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):


    2010                                                    $     2,042
    2011                                                          2,184
    2012                                                          2,335
    2013                                                          2,497
    2014                                                          2,670
    Thereafter                                                   26,911
                                                            ------------
                                                            $    38,639
                                                            ============

16. RELATED-PARTY TRANSACTIONS

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2009 was $40,000,000. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018. Interest on the principal amount of the note is due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2009 was $250,000,000. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (continued)

On December 30, 2008, the Company sold its interest in RHLLC, SGI, and SI to SBC in exchange for an intercompany promissory note equal to the aggregate GAAP book value of its membership interest in the aforementioned entities, which totaled $450,239,000. The note is payable in full at maturity on December 31, 2023. Interest on the principal amount of the note is due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note is payable in an amount equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the profits class membership interest in SGI. The note has been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepays any of the principal, a proportionate amount of the membership interests pledged will also be released. The principal balance at December 31, 2009 was $450,239,000.

Officer mortgage loans in the accompanying balance sheets include amounts due from officers of $10,746,000 and $12,642,000 at December 31, 2009 and 2008,
respectively. On December 31, 2008, SBC contributed these mortgage loans to SBL of $12,642,000 along with accrued interest of $49,000. Such loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 4.5%.

On December 31, 2008, SBC contributed all of the outstanding common stock in SDI to SBL.

The Company paid $51,752,000 and $39,124,000 in 2009 and 2008, respectively, to affiliates for providing management, investment, and administrative services. The Company has a payable to its affiliates of $1,308,000 and a receivable from its affiliates of $13,303,000 for the years ended December 31, 2009 and 2008, respectively.

The Company paid $22,800,000 and $46,700,000 in dividends to SBC in 2008 and 2007, respectively. In 2009, the Company distributed a noncash dividend to SBC for the deferred acquisition costs transferred to RDI (see Note 1).

The Company formerly wrote conversion and third-party administration contracts (the TPA Contracts) on behalf of se(2). All of the revenue associated with the TPA Contracts was collected by the Company, but the performance of the services under such contracts was delegated to se(2).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (continued)

The Company paid $8,762,000 and $17,456,000 to se(2) during 2009 and 2008, respectively, for administrative services related to the TPA Contracts. A management agreement is in place in which the Company reimburses se(2) for expenses incurred by se(2) directly applicable to providing administration and conversion support for the TPA Contracts. Effective October 1, 2009, the TPA Contracts were assigned to se(2), and management fees are no longer paid to se(2) by the Company in connection with the TPA Contracts.

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS

The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 2008 the State of Kansas granted approval of a permitted accounting practice that differed from NAIC SAP that allowed the Company to record a maximum DTA of the lesser of the amount of DTA expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus. As a result of this permitted practice, the Company's statutory DTA and its statutory capital and surplus were increased by $13,325,000 at December 31, 2008, but its statutory net income was not impacted. The Company's use of this permitted practice did not prevent any trigger of a regulatory control event. No permitted practice was requested by the Company for 2009, since the NAIC formally adopted new accounting guidance in Statement of Statutory Accounting Principles (SSAP) No. 10(R), Income Taxes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (continued)

Statutory capital and surplus, including surplus notes (see Note 14) of the insurance operations were $427,351,000 and $300,551,000 at December 31, 2009 and 2008, respectively. Statutory net income of the insurance operations was a loss of $21,098,000 and $317,408,000 and income of $19,138,000 for the years ended
December 31, 2009, 2008, and 2007, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company's capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company's adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2009, the Company's statutory adjusted capital per the RBC calculation is $469,827,000 as compared to its company action level RBC of $145,890,000 and its authorized control level RBC of $72,945,000.

The Company may not, without notice to the Commissioner of Insurance of the State of Kansas (the Commissioner) and (A) the expiration of thirty (30) days without disapproval by the Commissioner or (B) the Commissioner's earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding twelve (12) months exceeds the greater of (1) ten percent (10%) of its surplus as regards policyholders as of the preceding December 31 and (2) the net gain from operations, not including realized capital gains, for the twelve
(12) month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2010, without the disapproval or with the approval of the Commissioner, is $39,807,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (continued)

At December 31, 2009, SDI had net capital of $13,357,000, which was $12,770,000 in excess of its required net capital of $587,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to the subparagraph (k)(1) thereof. SDI's ratio of aggregate indebtedness to net capital was .66 to 1 at December 31, 2009.

18. SUBSEQUENT EVENTS

On February 25, 2010, SBC issued a note (the Note) in the principal amount of $175 million to the Investor in return for receipt of $175 million in cash, the proceeds of which were contributed to the Company. The Note matures on the earlier to occur of (i) March 31, 2011, or (ii) the date that certain termination events occur under the purchase and sale agreement, and together with any interest thereon, will convert to equity of SBC upon closing of the acquisition transaction. The Note is (a) secured by a first priority lien on all of SBC's interest in the outstanding membership interests of each of RHLLC, SGI and SI and all of the outstanding stock of se2, and (b) guaranteed by RHLLC, SGI, SI and se2, which guarantee is secured by all of the assets of SGI, SI and se2.

Subsequent events have been evaluated through April 26, 2010, which is the date the consolidated financial statements were issued.

                                     PART C
                                OTHER INFORMATION


Item 24.      Financial Statements and Exhibits

              a.   Financial Statements

                   The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009; and (2) the audited financial statements for the Variflex Separate Account at December 31, 2009, and for each of the specified periods ended December 31, 2009.

              b.   Exhibits

                     (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(b)
                     (2)   Not Applicable
                     (3)   (a) Facilities Agreement(l)
                           (b) SBL Variable Products Sales Agreement(g)
                           (c) SBL Variable Products Schedule of Commissions
                               Variflex - Variable Annuity(f)
                           (d) SBL Variable Products Schedule of Asset-Based
                               Commissions(f)
                           (e) Marketing Organization Agreement(u)
                           (f) SBL Variable Products Variflex Variable Annuity
                               Commission Schedule(f)
                           (g) Amendment to Marketing Organization, SBL Variable
                               Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(m)
                           (h) Distribution Agreement(u)
                     (4)   (a) Individual Contract (Form V6023 1-98)(b)
                           (b) Individual Contract-Unisex (Form V6023 1-98U)(b)
                           (c) Group Allocated Contract (Form GV6023 1-98)(b)
                           (d) Group Allocated Contract-Unisex (Form GV6023
                               1-98U)(b)
                           (e) Group Certificate (Form GVC6023 1-98)(b)
                           (f) Group Certificate-Unisex (Form GVC6023 1-98U)(b)
                           (g) Group Unallocated Contract (Form GV6317 2-88)(a)
                           (h) Loan Endorsement (Form V6066 10-00)(h)
                           (i) Group Loan Provision Certificate (Form GV6821 L-4
                               1-97)(a)
                           (j) Individual Stepped-Up Death Benefit Endorsement
                               (Form V6050 3-96)(a)
                           (k) Group Stepped-Up Death Benefit Endorsement (Form
                               V6050A 3-96)(a)
                           (l) Group Stepped-Up Death Benefit Certificate (Form
                               V6050C 3-96)(a)
                           (m) Individual Withdrawal Charge Waiver (Form V6051
                               3-96)(a)
                           (n) Group Withdrawal Charge Waiver (Form
                               GV6051 3-96)(a)
                           (o) Group Withdrawal Charge Waiver Certificate (Form
                               GV6051C 3-96)(a)
                           (p) Group and Individual IRA Endorsement (Form
                               4453C-5 R9-96)(a)
                           (q) SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(k)

                           (r) TSA Endorsement (Form V6101 (9-05))(n)
                           (s) 457 Endorsement (Form V6054 2-98)(c)
                           (t) 403(a) Endorsement (Form V6057 10-98)(d)
                           (u) Roth IRA Endorsement (Form V6851A R9-03)(k)
                           (v) Method for Deductions Endorsement (Form V6071
                               3-01)(f)
                           (w) Texas Optional Retirement Plan Rider (Form V6932G
                               7-00)(f)
                           (x) Traditional IRA Endorsement(Form V6849A R9-03)(k)
                           (y) Terminal Illness (Form V6051 TI 2-97)(i)
                           (z) Endorsement Non-Qualified (Form V6822 1-85)(i)
                           (aa)Individual Contract (Form V6016 1-88)(a)
                           (ab)Individual Contract (Form V6009 R11-81) (l)
                     (5) (a) Group and Individual Application (Form V7567 (9-05))(q)
                           (b) Group Enrollment (Form GV7581 1-98)(e)
                     (6)   (a) Composite of Articles of Incorporation of
                               SBL(j)
                           (b) Bylaws of SBL(u)
                     (7)   Not Applicable
                     (8)   (a) Participation Agreement - AIM(q)
                               (i)  Amendment Number 1(q)
                               (ii) Amendment Number 2(q)
                               (iii)Amendment Number 3(r)
                           (b)  Participation Agreement - American Century(v)
                           (c)  Participation Agreement - Dreyfus(q)
                                (i)    Amendment Number 1(q)
                           (d) Participation Agreement - Legg Mason (Citigroup
                               Global Markets, Inc.)(v)
                           (e) Participation Agreement - MFS(R)(o)
                           (f) Participation Agreement - Neuberger Berman - AMT
                               Funds(x)
                           (g) Participation Agreement - Oppenheimer(v)
                           (h) Participation Agreement - PIMCO(x)
                           (i) Participation Agreement - Royce(q)
                           (j) Participation Agreement - Rydex(p)
                               (i)  Amendment Number 1(p)
                               (ii) Amendment Number 2(p)
                               (iii)Amendment Number 3(p)
                               (iv) Amendment Number 4(p)
                               (v)  Amendment Number 5(p)
                               (vi) Amendment Number 6(r)
                           (k) Participation Agreement - Van Kampen LIT(q)
                                (i)    Amendment Number 1(r)
                           (l) Participation Agreement - Van Kampen UIF (Morgan
                               Stanley)(o)
                           (m) Information Sharing Agreement -
                               AIM(s)
                           (n) Information Sharing Agreement - American
                               Century(s)
                           (o) Information Sharing Agreement - Dreyfus(s)
                           (p) Information Sharing Agreement - Legg Mason(w)
                           (q) Information Sharing Agreement - MFS(s)
                           (r) Information Sharing Agreement - Neuberger
                               Berman(s)
                           (s) Information Sharing Agreement - Oppenheimer(s)
                           (t) Information Sharing Agreement - PIMCO(s)

                           (u) Information Sharing Agreement - Royce(s)
                           (v) Information Sharing Agreement - Rydex(s)
                           (w) Information Sharing Agreement - Van Kampen(s)
                           (x) Information Sharing Agreement - Security Funds(t)
                     (9)   Opinion of Counsel(f)
                    (10)   (a) Consent of Independent Registered Public
                               Accounting Firm
                           (b) Consent of Counsel
                    (11)   Not Applicable
                    (12)   Not Applicable

(a) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1997).

(b) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed August 17, 1998).

(c) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(e) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed May 1, 2000).

(f) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001).

(g) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(h) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(i) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 8, 2002).

(j) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(k) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

(l) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).

(m) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(n) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(o) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(p) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(q) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).

(r) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

(s) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).

(t) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).

(u) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

(v) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2008).

(w) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009).

(x) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2009).



Item 25.      Directors and Officers of the Depositor

              Name and Principal
               Business Address        Positions and Offices with Depositor

              Howard R. Fricke*        Chairman, President, Chief Executive
                                       Officer and Director

              Kalman Bakk, Jr.*        Senior Vice President and Director

              John F. Guyot*           Senior Vice President, General Counsel,
                                       Secretary and Director

              John F. Frye*            Senior Vice President, Chief Financial
                                       Officer, Treasurer  and Director

              David J. Keith*          Senior Vice President

              Anne M. Trebino*         Senior Vice President

              Amy J. Lee*              Vice President, Associate General Counsel
                                       and Assistant Secretary

              Carmen R. Hill*          Assistant Vice President and Chief
                                       Compliance Officer

              *Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

              Persons Controlled by or Under Common Control with the Depositor
Item 26.      or Registrant

              The Depositor, Security Benefit Life Insurance Company ("SBL"), is controlled by Security Benefit Corporation through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation, is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2009, no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

              The following chart indicates the persons controlled by or under common control with Variflex or SBL:


                                                                                            Percent of Voting
                                                                                            Securities Owned
                                                                     Jurisdiction of            by SBMHC
                                     Name                             Incorporation     (directly or indirectly)
                                  ----------                         --------------     ------------------------
             Security Benefit Mutual Holding Company (Holding            Kansas                    ---
             Company)

             Security Benefit Corporation (Holding Company)              Kansas                   100%

             Security Benefit Life Insurance Company (Stock Life         Kansas                   100%
             Insurance Company)

             Security Investors, LLC (Investment Adviser)                Kansas                   100%

             Security Distributors, Inc. (Broker/Dealer,                 Kansas                   100%
             Principal Underwriter)

             se(2), inc. (Third Party Administrator)                     Kansas                   100%

             Security Benefit Academy, Inc. (Daycare Company)            Kansas                   100%

             Security Financial Resources, Inc.                          Kansas                   100%
             (Financial Services)

             First Security Benefit Life Insurance and Annuity          New York                  100%
             Company of New York
             (Stock Life Insurance Company)

             Security Global Investors, LLC (Investment Adviser)         Kansas                   100%

             Rydex Holdings, LLC (Kansas Holding Company)                Kansas                   100%

             Rydex Distributors, Inc. (Broker-Dealer/Underwriter)       Maryland                  100%

             PADCO Advisors, Inc. (Investment Adviser)                  Maryland                  100%

             PADCO Advisor II, Inc. (Investment Adviser)                Maryland                  100%

             Rydex Fund Services, Inc.                                  Maryland                  100%

             Advisor Research Center, Inc.                              Maryland                  100%

             Rydex Advisory Services, LLC                               Maryland                  100%

             Rydex Specialized Products, LLC                            Delaware                  100%

              SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security

              Varilife Separate Account, Separate Account IX, Separate Account, Variable Annuity Account XI, Separate Account XII, Separate Account XV, Separate Account XIX, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them. In addition, certain of the separate accounts invest in shares of SBL Fund, a "series" type mutual fund registered under the Investment Company Act of 1940. An affiliate of SBL serves as investment adviser to SBL Fund. The purchasers of SBL's variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.      Number of Contractowners

              As of February 28, 2010, there were 48,174 owners of the Qualified Contracts and 5,917 owners of the Non-Qualified Contracts issued under the Variflex Separate Account.

Item 28.      Indemnification

              The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

              The Articles of Incorporation include the following provision:

                           (a) No director of the Corporation shall be liable to
                  the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                           (b) Any repeal or modification of the foregoing
                  paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

              Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.      Principal Underwriter

                 (a)(1) Security Distributors, Inc. ("SDI"), a subsidiary of
                        SBL, acts as principal underwriter for:

                        SBL Variable Annuity Account I
                        SBL Variable Annuity Account III
                        SBL Variable Annuity Account IV
                        Security Varilife Separate Account (Security Elite
                          Benefit)
                        Security Varilife Separate Account (Security Varilife) SBL Variable Life Insurance Account (Varilife)
                        Variable Annuity Account IX
                        Account XVI
                        Parkstone Advantage Variable Annuity
                        Variflex Separate Account (Variflex)
                        Variflex Separate Account (Variflex ES)
                        Variable Annuity Account VIII (Variflex Extra Credit) Variable Annuity Account VIII (Variflex LS)
                        Variable Annuity Account VIII (Variflex Signature) Variable Annuity Account XI (Scarborough Advantage
                          Variable Annuity)
                        SBL Variable Annuity Account XIV (AdvisorDesigns
                          Variable Annuity)
                        SBL Variable Annuity Account XIV (AEA Variable Annuity) SBL Variable Annuity Account XIV (AdvanceDesigns
                          Variable Annuity)
                        SBL Variable Annuity Account XIV (EliteDesigns Variable
                          Annuity)
                        SBL Variable Annuity Account XIV (NEA Valuebuilder)
                        SBL Variable Annuity Account XIV (NEA Valuebuilder
                          Retirement Income Director Variable Annuity)
                        SBL Variable Annuity Account XIV (SecureDesigns Variable
                          Annuity)
                        SBL Variable Annuity Account XIV (Security Benefit
                          Advisor Variable Annuity)
                        SBL Variable Annuity Account XVII (Classic Strategies
                          Variable Annuity)
                        SBL Variable Annuity Account XVII (ThirdFed Variable
                          Annuity)
                        SBL Variable Annuity Account XIX

              (a)(2) SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

                        Variable Annuity Account A (AdvisorDesigns Variable
                          Annuity)
                        Variable Annuity Account A (EliteDesigns Variable
                          Annuity)
                        Variable Annuity Account B (SecureDesigns Variable
                          Annuity)
                        Variable Annuity Account B (AdvanceDesigns Variable
                          Annuity)

              (a)(3) SDI acts as principal underwriter for the following funds:

                        SBL Fund

              (a)(4) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

                        Nationwide Multi-Flex Variable Account
                        Nationwide Variable Account 9

            (b)      Name and Principal                    Position and Offices
                     Business Address *                      with Underwriter
                     ------------------                    ------------------
                     Mark J. Carr                          President and
                                                              Director

                     James R. Schmank                      Vice President and
                                                              Director

                     Dale W. Martin, Jr.                   Director

                     Richard Wells                         Director

                     Amy J. Lee                            Secretary and Chief
                                                              Compliance Officer

                     Richard Martinez                      Treasurer

                     Carmen R. Hill                        Assistant Vice
                                                              President

                     Christopher D. Swickard               Assistant Secretary

              *   One Security Benefit Place, Topeka, KS 66636-0001

     --------------------------------------------------------------------------------------------
 (c)           (1)                     (2)                     (3)                  (4)
             NAME OF            NET UNDERWRITING
            PRINCIPAL             DISCOUNTS AND            COMPENSATION          BROKERAGE
           UNDERWRITER             COMMISSIONS            ON REDEMPTION         COMMISSIONS
     --------------------------------------------------------------------------------------------
     Security Distributors,      $5,228,616.79(1)         $176,440.56(2)             $0
              Inc.
     --------------------------------------------------------------------------------------------
      *SBL pays SDI an annual payment of 0.75% of all
       Purchase Payments received under variable annuity
       contracts issued by SBL to support SDI's ongoing
       operations

      1 SBL pays commissions to selling broker-dealers through SDI. This is the amount paid to SDI in connection with all Contracts sold through the Separate Account. SDI passes through to the selling broker-dealers all such amounts.

      2   A contingent deferred sales charge may be assessed
          on a full or partial withdrawal from the Contract.
          This is the amount of contingent deferred sales
          charge assessed in connection with all withdrawals
          from all contracts in the Separate Account, all of
          which is passed through to SBL.
     --------------------------------------------------------------------------------------------

Item 30.      Location of Accounts and Records

              All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.      Management Services

              All management contracts are discussed in Part A or Part B.

Item 32.      Undertakings

              (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

              (b) Registrant undertakes that it will include as part of the Variflex contract application a space that an applicant can check to request a Statement of Additional Information.

              (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

              (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

              (e) SBL, sponsor of the unit investment trust, Variflex Separate Account, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) - (4) of such no-action letter which are incorporated herein by reference.

              (f) Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 28th day of April 2010.


                         Security Benefit Life Insurance Company (The Depositor) Variflex Separate Account (The Registrant)


                     By:                    HOWARD R. FRICKE
                        --------------------------------------------------------
                         Howard R. Fricke, Chief Executive Officer


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2010.


                              SIGNATURES AND TITLES


By:    HOWARD R. FRICKE
       -------------------------------------------------------
       Howard R. Fricke, Chief Executive Officer and Director


By:    JOHN F. FRYE
       -------------------------------------------------------
       John F. Frye, Chief Financial Officer and Director
       (chief accounting officer)


By:    KALMAN BAKK, JR.
       -------------------------------------------------------
       Kalman Bakk, Jr., Director

                                  EXHIBIT INDEX


(10)          (a)  Consent of Independent Registered Public Accounting Firm
              (b)  Consent of Counsel